Exhibit 4.06

EXECUTION VERSION

COLLATERAL AGREEMENT

made by

FEDERAL-MOGUL LLC,

as Company and as an Issuer

and certain of its Subsidiaries

in favor of

CITIBANK, N.A.

not individually but solely as Collateral Trustee

Dated as of March 30, 2017

ii

SCHEDULES AND ANNEXES

Schedule 1.01A	Pledged Promissory Notes
Schedule 1.01B	Pledged Stock
Schedule 1.01C	Excluded Joint Ventures
Schedule 3.02	Perfection Matters
Schedule 3.06	Intellectual Property
Schedule 3.07	Deposit Accounts
Schedule 3.09	Commercial Tort Claims
Schedule 4.01	Certain Certificated Securities

Exhibit A	Assumption Agreement
Exhibit B	Deposit Account Control Agreement
Exhibit C	Perfection Certificate
Exhibit D-1	List of Material Government Contracts
Exhibit D-2	Assignment of Government Contracts
Exhibit D-3	Notice of Assignment of Government Contracts

COLLATERAL AGREEMENT

COLLATERAL AGREEMENT, dated as of March 30, 2017, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CITIBANK, N.A., as Collateral Trustee (in such capacity, the “Collateral Trustee”), for the benefit of the PP&E Indenture Secured Parties (such term, and each other capitalized term used herein, having the meaning assigned thereto in Article 1 hereof).

RECITALS

A.    Reference is made to that certain indenture dated as of March 30, 2017, among Federal-Mogul LLC (as successor by merger to Federal-Mogul Holdings LLC (f/k/a Federal-Mogul Holdings Corporation)), a Delaware limited liability company (the “Company”), Federal-Mogul Financing Corporation, a Delaware Corporation (“FinCo” and, together with the Company, the “Issuers” and each individually an “Issuer”), the other Subsidiaries of the Company party thereto, Wilmington Trust, National Association, as trustee (the “Notes Trustee”), The Bank of New York Mellon, London Branch, as paying agent, and The Bank of New York Mellon (Luxembourg) S.A. as registrar (as amended, supplemented or otherwise modified from time to time, the “Indenture”). Under the Indenture the Issuers shall issue €415.0 million aggregate principal amount of 4.875% Senior Secured Notes due 2022 (the “Fixed Rate Notes”) and €300.0 million aggregate principal amount of Floating Rate Senior Secured Notes due 2024 (the “Floating Rate Notes” together with the Fixed Rate Notes, the “Notes”).

B.     Reference is made (I) to that certain Amended and Restated Collateral Trust Agreement, dated as of April 15, 2014 (as amended, supplemented or otherwise modified from time to time (including pursuant to that certain Collateral Trust Joinder (as defined below)), the “Collateral Trust Agreement”), among the Company, the other Subsidiaries of the Company party thereto, the Collateral Trustee and each of Credit Suisse AG, Cayman Islands Branch, Citibank, N.A. and the Notes Trustee as First Priority Representatives (as therein defined), (II) to that certain ABL Intercreditor Agreement dated as of April 15, 2014 (as amended, restated, supplemented or modified from time to time, the “ABL Intercreditor Agreement”) by and among Citibank, N.A. (as the Initial ABL Agent, as defined therein), Credit Suisse AG (as the Initial PP&E First Lien Agent, as defined therein), the Collateral Trustee, and acknowledged and agreed to by the Company and certain subsidiaries of the Company and (III) to that certain Pari Passu Intercreditor Agreement, dated the date hereof among the Notes Trustee and Credit Suisse AG, Cayman Islands Branch (each as an Authorized Representative, as therein defined), the Collateral Trustee, and acknowledged and agreed to by the Company and the Guarantors party thereto (as amended, supplemented or otherwise modified from time to time, the “Pari Passu Intercreditor Agreement”).

C.    Reference is made to that certain Collateral Trust Joinder dated as of the date hereof among the Collateral Trustee and the Notes Trustee (the “Collateral Trust Joinder”), pursuant to which the Notes Trustee shall have become a party to the Collateral Trust Agreement as a First Priority Representative (as therein defined).

D.    Reference is made to that certain Joinder Agreement No. 7 dated as of the date hereof among the Collateral Trustee, Citibank, N.A. (in its capacity as Initial ABL Agent under the ABL Intercreditor Agreement), Credit Suisse AG, Cayman Islands Branch (in its capacity as an Initial PP&E First Lien Agent, as therein defined), and the Notes Trustee (the “ABL Intercreditor Joinder”), pursuant to which the Notes Trustee shall have become a party to the ABL Intercreditor Agreement (as a PP&E First Lien Agent, as therein defined).

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E.     Reference is made to that certain Amended and Restated Collateral Agreement dated as of April 15, 2014 among the Company, the other grantors party thereto and the Collateral Trustee, (as amended, supplemented or otherwise modified from time to time, the “Existing TL & ABL Collateral Agreement”), pursuant to which the grantors granted security interests in the collateral described therein to secure the “Secured Obligations” (as therein defined) in respect of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as provided herein.

ARTICLE 1

DEFINED TERMS

Section 1.01. Definitions.

(a)    Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the ABL Intercreditor Agreement or the Indenture, as the context may require.

(b)    Terms Defined in UCC. Each of the following terms are used herein as defined in the New York UCC: Accounts, Authenticate, Certificated Security, Chattel Paper, Commercial Tort Claim, Documents, Equipment, Farm Products, Instruments, Inventory and Letter-of-Credit Rights, Record and Security.

(c)    Additional Definitions. The following additional terms shall have the following meanings:

“Agreement” shall mean this Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Applicable Notice of Event of Default” shall have the meaning set forth in the Collateral Trust Agreement.

“Applicable Representative” shall have the meaning set forth in the Collateral Trust Agreement.

“Assignment of Claims Act” shall mean the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. 6305.

“Collateral” shall mean, with respect to each Grantor, all of the following in which such Grantor now has or may hereafter acquire any right, title or interest: all Accounts, Chattel Paper, Commercial Tort Claims, Copyright Licenses, Copyrights, Deposit Accounts, Documents, Equipment, General Intangibles, Instruments, Intellectual Property, Intercompany Loans, Intercompany Notes, Inventory, Investment Property, Letter-of-Credit Rights, Patent Licenses, Patents, Pledged Stock, Trademark Licenses, Trademarks and all other personal property, whether tangible or intangible, not described above in this definition, all books and records pertaining to any of the foregoing and, to the extent not otherwise included in the foregoing, all Proceeds and products of any and all of the foregoing and all collateral, guarantees and other supporting obligations given by any Person with respect to any of the foregoing; provided that Collateral shall in any event not include any Excluded Assets of such Grantor.

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“Collateral Trust Agreement” shall have the meaning set forth in the preamble hereto.

“Collateral Trustee” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Controlled Deposit Account” shall mean, with respect to each Grantor, a Deposit Account maintained by such Grantor (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Trustee is the Depositary Bank’s “customer” (as defined in UCC Section 4-104).

“Copyright Licenses” shall mean, with respect to each Grantor, any written agreement naming such Grantor as licensor or licensee (including, without limitation, those listed in Schedule 3.06), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” shall mean, (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 3.06), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Credit Agreement” shall mean that certain Term Loan and Revolving Credit Agreement, dated as of April 15, 2014 among the Company, the lenders from time to time party thereto, Citibank, N.A., as administrative agent with respect to the revolving credit facility thereunder and Credit Suisse AG, as administrative agent with respect to the tranche C term loan facility thereunder (as amended, supplemented or otherwise modified from time to time).

“Deposit Account” shall have the meaning set forth in the UCC of any applicable jurisdiction and, in any event, shall include, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution. Notwithstanding the foregoing, demand, time, savings, passbook or like accounts established or maintained pursuant to and solely for the purposes of the BMG Cash Pooling Arrangement shall not constitute “Deposit Accounts” of any Group Member.

“Deposit Account Control Agreement” shall mean, with respect to any Deposit Account of any Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit B (with any changes that the Collateral Trustee shall have approved at the direction of the Applicable Representative among such Grantor, the Collateral Trustee and the relevant Depositary Bank, (i) providing that such Depositary Bank will comply with instructions originated by the Collateral Trustee directing disposition of the funds in such Deposit Account without further consent by such Grantor and (ii) subordinating to the PP&E Indenture Security Interest granted hereunder all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto), in each case as amended, supplemented or otherwise modified from time to time.

“Depositary Bank” shall mean a bank at which a Controlled Deposit Account is maintained.

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“Discharge of Borrowing Base Priority Obligations” shall have the meaning set forth in the ABL Intercreditor Agreement.

“Discharge of PP&E Credit Agreement Secured Obligations” shall have the meaning set forth in the Pari Passu Intercreditor Agreement.

“Discharge of PP&E Indenture Secured Obligations” means, subject to Section 5.03 hereof,

(a)    satisfaction and discharge of the Indenture as provided for therein;

(b)    the occurrence of a Legal Defeasance or Covenant Defeasance of the Notes as set forth in the Indenture;

(c)    payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged; or

(d)    the termination of all rights of the holders of the Notes in whole, with the consent of the Holders of the requisite percentage of Notes, in accordance with the provisions of the Indenture.

“Event of Default” shall mean any “Event of Default” under (and as such term is defined in) any Specified Agreement.

“Excluded Assets” shall mean, collectively, with respect to each Grantor, (a) any contract, General Intangible, Copyright License, Patent License or Trademark License (“Intangible Assets”), in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such Intangible Asset (i) is prohibited by any contract, agreement, instrument or indenture governing such Intangible Asset, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party, if such consent has not been obtained (except, in the case of clauses (i), (ii) and (iii), to the extent such prohibition, right of termination, or requirement of consent, as applicable, is rendered ineffective by the applicable provisions of the New York UCC or other applicable law); provided that any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets, (b) any intent-to-use Trademark application prior to the filing of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (c) all Securitization Assets, (d) Receivables that have been disposed of by a Grantor pursuant to a Factoring Arrangement, (e) Excluded Deposit Accounts, (f) Excluded Joint Ventures, (g) any assets specifically described in Section 7.13 as not being subject to pledge under the Loan Documents and (h) the Capital Stock of any Excluded Subsidiary other than 65% of the issued and outstanding voting Capital Stock and 100% of the issued and outstanding non-voting Capital Stock of (A) each wholly owned Domestic Subsidiary that is described in clause (c) of the definition of “Excluded Subsidiary” that is directly owned by the Company or any Grantor and (B) each wholly owned Foreign Subsidiary that is directly owned by the Company or any Grantor.

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“Excluded Deposit Account” shall mean, collectively, (a) Deposit Accounts established solely for the purpose of funding payroll (including salaries and wages and workers’ compensation), payroll taxes and other compensation and benefits (and similar expenses) or for administering foreign tax credits, and (b) any Deposit Account the funds in which consist solely of (i) funds held by Company or any Subsidiary in trust for any director, officer or employee of Company or any Subsidiary or any employee benefit plan maintained by Company or any Subsidiary or (ii) funds representing deferred compensation for the directors, officers and employees of Company and the Subsidiaries. As of the Issue Date, all Excluded Deposit Accounts are listed on Schedule 3.07.

“Excluded Joint Venture” shall mean (a) each joint venture listed on Schedule 1.01C and (b) each joint venture of a Grantor to the extent the grant by such Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such joint venture (i) is prohibited by any contract, agreement, instrument or indenture governing such joint venture, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party, if such consent has not been obtained; provided, that the foregoing exclusions shall not apply to the extent that any such prohibition, right to terminate, consent right or other term would be ineffective pursuant to the UCC.

“Existing Security Interests” shall have the meaning set forth in Section 2.01 hereto.

“Existing TL & ABL Collateral Agreement” shall have the meaning set forth in the recitals hereto.

“Factoring Arrangements” shall mean any arrangements between a Group Member and a third party (other than an Affiliate) under which the Receivables of such Group Member are factored on a non-recourse basis.

“Federal Government” shall mean the federal government of the United States or any agency or instrumentality thereof.

“Final Release Date” shall mean the date on which the Discharge of PP&E Indenture Secured Obligations shall have occurred.

“General Intangibles” shall mean, with respect to each Grantor, all “general intangibles” as such term is defined in Article 9 of the New York UCC and, in any event, including, without limitation, with respect to such Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Grantor” shall have the meaning set forth in the preamble hereto.

“Group Members” shall mean Company and the Restricted Subsidiaries.

“Issue Date” shall mean March 30, 2017.

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“Indenture” shall have the meaning set forth in the recitals hereto.

“Intellectual Property” shall mean all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, service marks, trademark and service mark licenses, trade names, technology, know-how, trade secrets and processes, all registrations and applications for registration of any of the foregoing, all goodwill associated with any of the foregoing, and all rights to sue at law or in equity for any infringement or other impairment or violation of any of the foregoing, including the right to receive all proceeds and damages therefrom.

“Intercompany Loans” shall mean the collective reference to all loans and advances, whether or not evidenced by any promissory note or other instrument, made by any Grantor to any Foreign Subsidiary, other than such loans and advances in respect of which the pledge thereof would, in the good faith judgment of Company, result in adverse tax consequences to any Group Member.

“Intercompany Notes” shall mean any promissory note or other instrument evidencing an Intercompany Loan that may be issued to, or held by, any Grantor while this Agreement is in effect (including, without limitation, those promissory notes evidencing Intercompany Loans included on Schedule 1.01A).

“Intercreditor Agreements” shall mean the ABL Intercreditor Agreement and each applicable PP&E Intercreditor Agreement (including the Pari Passu Intercreditor Agreement) and each of the foregoing, an “Intercreditor Agreement”.

“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Article 9 of the New York UCC (other than any voting stock of any Excluded Subsidiary or Capital Stock of any Excluded Joint Venture excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Investment Property Issuer” shall mean with respect to any Investment Property, each issuer of such Investment Property.

“Material Government Contract” shall mean, with respect to each Grantor, a contract between such Grantor and either (i) the Federal Government or (ii) a state or local government of the United States or any agency or instrumentality thereof, that provides for payments to such Grantor in an aggregate amount exceeding $2,000,000.

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Collateral Trustee on the Mortgaged Property, in form and substance similar to the Mortgages delivered under the Credit Agreement, (with such changes as are advisable or are customary under the law of the jurisdiction in which the mortgage or deed of trust is to be recorded).

“Mortgaged Property” means each parcel of real estate required to be encumbered by a Mortgage pursuant to Schedule 5(a) of the Perfection Certificate.

“New York UCC” shall mean the UCC as from time to time in effect in the State of New York.

“Notes Trustee” shall have the meaning set forth in the recitals hereto.

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“Notice of Event of Default” shall have the meaning set forth in the Collateral Trust Agreement.

“Pari Passu Intercreditor Agreement” shall have the meaning set forth in the recitals hereto.

“Patent License” shall mean, with respect to each Grantor, all agreements, whether written or oral, providing for the grant by or to such Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 3.06.

“Patents” shall mean, (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 3.06, (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 3.06, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Perfection Certificate” shall mean, with respect to each Grantor that is a Domestic Subsidiary, a certificate substantially in the form of Exhibit C, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Grantor.

“Permitted Liens” shall mean (i) the Existing Security Interests, (ii) the PP&E Indenture Security Interests and (iii) any other Liens on the Collateral not prohibited by any Specified Agreement.

“Permitted Securitization Transaction” shall mean one or more securitization transactions permitted under each of the Specified Agreements pursuant to which any Group Member securitizes Receivables and Related Security, including without limitation, as a result of the sale or granting of a Lien on such Receivables and Related Security to any SPV and the contribution of Receivables and Related Security to such SPV.

“Pledged Securities” shall mean the collective reference to the Pledged Stock and the Intercompany Notes.

“Pledged Stock” shall mean the shares of Capital Stock listed on Schedules 1.01B and 1.01C, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided, however, that (i) in no event shall more than 65% of the total outstanding voting and 100% of the total outstanding non-voting Capital Stock of any Excluded Subsidiary constitute Pledged Stock hereunder and under the other Note Documents and (ii) no Capital Stock of any Excluded Joint Venture shall constitute Pledged Stock hereunder and under the other Note Documents.

“PP&E Credit Agreement Secured Parties” shall have the meaning set forth in the Existing TL & ABL Collateral Agreement.

“PP&E Credit Agreement Secured Obligations” shall have the meaning set forth in the Existing TL & ABL Collateral Agreement.

“PP&E Indenture Secured Obligations” shall mean all Obligations under the Indenture and under the Notes, including, in each case, all amounts accruing on or after the commencement of any

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Insolvency or Liquidation Proceeding relating to any Grantor and all amounts that would have accrued or become due under the terms of the Indenture or Notes but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding.

“PP&E Indenture Secured Parties” shall mean the holders of the PP&E Indenture Secured Obligations, including, without limitation, the Collateral Trustee, the Notes Trustee and the holders of the Notes from time to time.

“PP&E Indenture Security Interests” shall have the meaning set forth in Section 2.01 hereto.

“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Related Security” shall mean, with respect to any Receivables, (a) all Liens and property subject thereto from time to time securing or purporting to secure the payment of such Receivable by the Person obligated thereon, (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, (c) all right, title and interest of any Group Member or any SPV in and to any goods (including returned, repossessed or foreclosed goods) the sale of which gave rise to such Receivable; provided that Related Security will not include returned goods only to the extent that all amounts required to be paid pursuant to Securitization Transactions in respect of such goods have been paid, (d) all collections with respect to any of the foregoing, (e) all records with respect to any of the foregoing, and (f) all proceeds of such Receivable or with respect to any of the foregoing.

“Revolving Administrative Agent” shall mean the Revolving Administrative Agent defined or designated as such pursuant to the Credit Agreement.

“Securitization Assets” shall mean (i) all Securitized Receivables; (ii) all Related Security with respect to all Securitized Receivables; (iii) all cash collections and other cash proceeds of Securitized Receivables, including, without limitation, cash proceeds of all Related Security with respect to all Securitized Receivables; (iv) each concentration account, depositary account, lockbox account or similar account in which any cash collections or cash proceeds described in the preceding clause (iii) are collected or deposited and all balances, checks, money orders and other instruments from time to time therein; and (v) all documentation evidencing any Permitted Securitization Transaction.

“Securitized Receivables” shall mean all Receivables that have been sold, transferred or assigned pursuant to a Permitted Securitization Transaction.

“Security Documents” shall mean, collectively (i) the “Security Documents” as defined in the Indenture and (ii) each Deposit Account Control Agreement.

“Specified Agreements” shall mean, collectively, the ABL Loan Facility, the Credit Agreement, the Indenture and the Intercreditor Agreements.

“SPV” shall mean a wholly-owned Subsidiary of Company which is created for the sole purpose of purchasing Receivables from any Group Member as part of a Permitted Securitization Transaction, which engages in no activities other than in connection with the financing of Receivables and which is designated as an SPV by the board of directors of Company.

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“Subsidiary Grantors” shall mean, collectively, each Grantor other than Company.

“Term Administrative Agent” shall mean the Term Administrative Agent defined or designated as such pursuant to the Credit Agreement.

“Trademark License” shall mean, with respect to any Grantor, any agreement, whether written or oral, providing for the grant by or to such Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 3.06.

“Trademarks” shall mean, (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 3.06, and (ii) the right to obtain all renewals thereof.

Section 1.02. Other Definitional Provisions. (a) The words. “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)    Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE 2

GRANTS OF SECURITY INTERESTS

Section 2.01. Grants of Security Interests. Each Grantor, pursuant to the Existing TL & ABL Collateral Agreement has granted to the Collateral Trustee, for the benefit of the ABL Secured Parties, as security for such Grantor’s Borrowing Base Priority Obligations, a security interest in all right, title and interest of such Grantor in all Collateral, whether then existing or thereafter acquired and granted to the Collateral Trustee, for the benefit of the PP&E Credit Agreement Secured Parties, as security for such Grantor’s PP&E Credit Agreement Secured Obligations, a security interest in all right, title and interest of such Grantor in all Collateral, whether then existing or thereafter acquired (the “Existing Security Interests”). Pursuant to this Agreement, each Grantor hereby grants to the Collateral Trustee for the benefit of the PP&E Indenture Secured Parties, as security for such Grantor’s PP&E Indenture Secured Obligations, a security interest in all right, title and interest of such Grantor in all Collateral, whether now existing or hereafter acquired (the security interests granted hereby to secure the PP&E Indenture Secured Obligations, the “PP&E Indenture Security Interests”).

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Section 2.02. [Reserved].

Section 2.03. [Reserved].

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Collateral Trustee and the PP&E Indenture Secured Parties that:

Section 3.01. Title; No Other Liens. Such Grantor owns or has rights in each item of its Collateral free and clear of any and all Liens or claims of others other than Permitted Liens. To the knowledge of each Grantor, no financing statement, security agreement, mortgage or other public notice, in any such case authorized by any such Grantor, with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed with respect to Permitted Liens.

Section 3.02. Perfected Security Interests.

(a)    Each PP&E Indenture Security Interest, upon execution and delivery of the Collateral Trust Joinder and completion of the filings and other actions specified on Schedule 3.02 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Trustee in completed and duly executed form) will constitute valid, perfected (to the extent it can be perfected by the completion of such filings and other applicable actions under applicable law), separate and distinct security interests in all of the Collateral in favor of the Collateral Trustee, for the benefit of the PP&E Indenture Secured Parties that are secured parties with respect to the PP&E Indenture Security Interests, as collateral security for the PP&E Indenture Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor.

(b)    The PP&E Indenture Security Interests are prior to all other Liens on the Collateral except for other Permitted Liens described in clauses (i) and (ii) of the definition thereof which have priority over, or parity with, the PP&E Indenture Security Interests by operation of law; provided that no representations are made with respect to the requirements of any laws of any jurisdiction other than the United States or any State thereof with respect to the perfection or priority of the PP&E Indenture Security Interests.

Section 3.03. Perfection Certificate. Such Grantor (if a Domestic Subsidiary) has delivered a Perfection Certificate to the Collateral Trustee. The information set forth therein is correct and complete as of the date hereof.

Section 3.04. Farm Products. None of the Collateral of such Grantor constitutes, or is the Proceeds of, Farm Products.

Section 3.05. Pledged Securities. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Investment Property Issuer owned by such Grantor; provided that with respect to each Investment Property Issuer which is an Excluded Subsidiary, not more than 65% of the voting and 100% of the non-voting stock of any such Investment Property Issuer is pledged hereunder.

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(b)    All the shares of the Pledged Stock have been duly and validly issued and are fully paid and non-assessable.

(c)    Each of the Intercompany Notes, when issued, will constitute the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)    Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Permitted Liens.

Section 3.06. Intellectual Property. (a) Schedule 3.06 lists all Intellectual Property consisting of United States Patents, Trademarks and Copyrights, applications for United States Patents, and applications for registration of United States Trademarks and Copyrights, and each Patent License, Trademark License and Copyright License in respect of which the annual license payment is greater than $2,000,000, in each case owned by such Grantor in its own name (or in the name of a predecessor entity or in a prior name) on the date hereof.

(b)    Each Grantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property by such Grantor or the validity or effectiveness of any Intellectual Property owned by such Grantor, nor does Company know of any valid basis for any such claim. To the knowledge of Company, the use of Intellectual Property by each Grantor does not infringe on the rights of any Person in any material respect.

(c)    Except as set forth in Schedule 3.06, on the date hereof, none of the Intellectual Property is the subject of any material licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

Section 3.07. Deposit Accounts. On the date hereof, all Deposit Accounts (including Excluded Deposit Accounts) of such Grantor are listed in Schedule 3.07.

Section 3.08. Material Government Contracts. (a) Exhibit D-1 lists all Material Government Contracts to which such Grantor is a party as of the date hereof. Such Grantor has executed and delivered to the Collateral Trustee assignments and notices of assignment, substantially in the forms of Exhibits D-2 and D-3, with respect to each of its Material Government Contracts with the Federal Government.

(b)    When any notice of assignment referred to in Section 3.08(a) or Section 4.11(a) is filed with the governmental authority or agency or other office described therein, the PP&E Indenture Security Interests will constitute a valid assignment of the Material Government Contract identified therein, to the extent that such validity is governed by the Assignment of Claims Act.

Section 3.09. Commercial Tort Claims. On the date hereof, all Commercial Tort Claims held by such Grantor are listed in Schedule 3.09.

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Section 3.10. Pledged Promissory Notes. On the date hereof, all promissory notes evidencing amounts owed to any Grantor are set forth on Schedule 1.01A.

ARTICLE 4

COVENANTS

Each Grantor covenants and agrees with the Collateral Trustee and the PP&E Indenture Secured Parties that, from and after the Issue Date until the Final Release Date:

Section 4.01. Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Trustee, duly indorsed to the Collateral Trustee, to be held as Collateral pursuant to this Agreement; provided however, that, prior to the Discharge of Borrowing Base Priority Obligations and the Discharge of PP&E Credit Agreement Secured Obligations, delivery to the ABL Agent, the Collateral Trustee or the Applicable Authorized Representative (as defined in the Pari Passu Intercreditor Agreement) as applicable pursuant to the terms of each applicable Intercreditor Agreement, shall be deemed to constitute delivery hereunder.

Section 4.02. Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies of the type described in, and to the extent required by the Indenture.

(b)    Company shall deliver to the Collateral Trustee and the Notes Trustee a report of a reputable insurance broker with respect to the insurance being maintained by the Company and the Guarantors substantially concurrently with each delivery of Company’s audited annual financial statements under the Indenture and such supplemental reports with respect thereto as the Collateral Trustee may from time to time reasonably request.

Section 4.03. Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

Section 4.04. Maintenance of Perfected Security Interests. Such Grantor shall maintain each of the PP&E Indenture Security Interests as perfected security interests having at least the priority described in Section 3.02 and shall defend the PP&E Indenture Security Interests against the claims and demands of all Persons whomsoever (other than with respect to claims and demands by the beneficiaries of any PP&E Indenture Security Interests granted or permitted hereunder). Without limiting the generality of the foregoing, such Grantor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state or federal law in such manner and in such jurisdictions as are

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necessary to perfect, and maintain perfected the PP&E Indenture Security Interests in the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Trustee promptly after each such filing. The Collateral Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC or any other applicable law in connection with the Collateral.

Section 4.05. Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of all additional executed financing statements and other documents reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein: (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.03, or (ii) change its name, identity or corporate or other organizational structure.

Section 4.06. Notices. Promptly after having knowledge thereof, such Grantor will advise the Collateral Trustee and the Notes Trustee, in reasonable detail, of:

(a)    any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect, in a material respect, the ability of the Collateral Trustee to exercise any of its remedies hereunder; and

(b)    the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

Section 4.07. Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Investment Property Issuer pledged by a Grantor, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Trustee, hold the same in trust for the Collateral Trustee and deliver the same forthwith to the Collateral Trustee in the exact form received, duly indorsed by such Grantor to the Collateral Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor (if required by the Collateral Trustee) and with, if the Collateral Trustee so requests, signature guaranteed, to be held by the Collateral Trustee, subject to the terms hereof, as additional collateral security for the PP&E Indenture Secured Obligations of such Grantor. At all times while an event of default has occurred and is continuing under the provisions of the Indenture or any other Note Documents and subject to the Intercreditor Agreements, any sums paid upon or in respect of the Investment Property pledged by such Grantor upon the liquidation or dissolution of any Investment Property Issuer shall be paid over to the Collateral Trustee to be held by it hereunder as additional collateral security for the PP&E Indenture Secured Obligations of such Grantor, and in case any distribution of capital shall be made on or in respect of the Investment Property pledged by such Grantor or any property shall be distributed upon or with respect to the Investment Property pledged by such Grantor pursuant to the recapitalization or reclassification of the capital of any Investment Property Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the PP&E Indenture Secured Obligations of such Grantor. If any sums of money or property so paid or distributed in respect of the Investment

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Property pledged by a Grantor shall be received by such Grantor while an event of default has occurred and is continuing under the provisions of the Note Documents, such Grantor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Collateral Trustee, segregated from other funds of such Grantor, as additional collateral security for the PP&E Indenture Secured Obligations of such Grantor, in each case subject to the Intercreditor Agreement.

(b)    In the case of each Grantor which is an Investment Property Issuer, such Investment Property Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Trustee promptly in writing of the occurrence of any of the events described in Section 4.07(a) with respect to the Investment Property issued by it and (iii) the terms of Section 5.01(b) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.01(b) with respect to the Investment Property issued by it.

Section 4.08. Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (a “Material Trademark”) in order to maintain such Material Trademark in full force free from any claim of abandonment for non-use, (ii) use such Material Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law and (iii) not (and not permit any licensee or sub-licensee thereof to) knowingly do any act or knowingly omit to do any act whereby such Material Trademark may become invalidated or impaired in any material respect.

(b)    Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any Patent owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (a “Material Patent”) may become forfeited, abandoned or dedicated to the public.

(c)    Such Grantor (either itself or through licensees) will not knowingly do any act or knowingly omit to do any act whereby any Copyright owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (a “Material Copyright”) may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) knowingly do any act whereby any Material Copyright may fall into the public domain.

(d)    Such Grantor (either itself or through licensees) will not knowingly do any act or omit to do any act if the performance or nonperformance of such act could reasonably be expected to result in a material infringement to the Intellectual Property of any Person.

(e)    Such Grantor will notify the Collateral Trustee and the Notes Trustee immediately if it knows that any application or registration relating to any Intellectual Property owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (“Material Intellectual Property”), may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) challenging such Grantor’s ownership of, or the validity of, any such Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

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(f)    If during any fiscal quarter such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for a Patent with the United States Patent and Trademark Office, or an application for the registration of any Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office, respectively, (ii) otherwise acquire any Patent or Trademark issued by, registered with, or applied for in the United States Patent and Trademark Office, or any Copyright registered with or applied for in the United States Copyright Office, or (iii) file a “Statement of Use” or an “Amendment to Allege Use” with respect to any intent-to-use Trademark application owned by such Grantor, such Grantor shall report such acquisition or filing to the Collateral Trustee, the ABL Agent, each PP&E First Lien Agent (including the Notes Trustee), and each PP&E Second Lien Agent within 45 days after the last day of such fiscal quarter. Upon request of the Collateral Trustee (acting at the direction of the Notes Trustee), such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)    Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)    In the event that any Material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Material Intellectual Property (which may include the grant of a license to such third party).

Section 4.09. Deposit Accounts. Each Grantor will ensure that (i) each Deposit Account (other than Excluded Deposit Accounts) of such Grantor in existence on the Issue Date (or on the date on which such Grantor becomes a “Grantor” hereunder, as the case may be) shall at all times be a Controlled Deposit Account and (ii) each Deposit Account (other than Excluded Deposit Accounts) of such Grantor established after the Issue Date (or after the date on which such Grantor becomes a “Grantor” hereunder, as the case may be) shall be a Controlled Deposit Account within 20 days after such Deposit Account is established (or such longer period of time as the Collateral Trustee shall agree in its reasonable discretion); provided however that the foregoing shall be subject to any post-close periods following the Issue Date permitted in the Indenture for execution of control agreements with respect to the Deposit Accounts.

Section 4.10. Receivables.

(a)    While an Applicable Notice of Event of Default shall be in effect, the Collateral Trustee shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Trustee, acting at the direction of the Applicable Representative, may require in connection with such test verifications.

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(b)    [Reserved].

(c)    Subject to the provisions of Section 5.05, each Grantor is authorized to continue to collect such Grantor’s Receivables in accordance with its customary practices, at its own expense, and to adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices.

(d)    At the Collateral Trustee’s request, each Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

(e)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables (or any agreement giving rise thereto) to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Trustee nor any PP&E Indenture Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any PP&E Indenture Secured Party of any payment relating thereto.

Section 4.11. Material Government Contracts.

(a)    Each Grantor will, from time to time, amend and supplement Exhibit D-1 to include each Material Government Contract entered into by it after the Issue Date, by delivering to the Collateral Trustee a supplemental schedule of Material Government Contracts. Concurrently therewith, such Grantor will execute and deliver to the Collateral Trustee assignments and notices of assignment, substantially in the forms of Exhibits D-2 and D-3, with respect to each Material Government Contract with the Federal Government listed on such supplemental schedule.

(b)    Each Grantor will, from time to time, execute and file (and deliver copies thereof to the Collateral Trustee) all assignments, notices of assignment and other documents required to be filed with any state or local government or agency to insure that such Grantor’s Material Government Contracts with such government or agency are validly assigned to the Collateral Trustee to the extent that such validity is governed by applicable provisions of state or local law.

Section 4.12. Commercial Tort Claims. Each Grantor agrees that within 10 days of the identification of the existence of any Commercial Tort Claim, such Grantor shall notify the Collateral Trustee of such Commercial Tort Claim, and shall execute such additional documents as shall be required to ensure that such Commercial Tort Claim is subject to each of the PP&E Indenture Security Interests hereunder.

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ARTICLE 5

REMEDIAL PROVISIONS

Section 5.01. Investment Property, Including Pledged Stock. (a) Unless an Applicable Notice of Event of Default shall be in effect and the Collateral Trustee shall have given notice to the relevant Grantor of the Collateral Trustee’s intent to exercise its corresponding rights pursuant to Section 5.01(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Investment Property, paid in the ordinary course of business of the relevant Investment Property Issuer, to the extent permitted under the Specified Agreements, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided that no vote shall be cast or corporate or other organizational right exercised or other action taken which, as the Collateral Trustee shall be advised by the Notes Trustee, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any Specified Agreement.

(b)    If an Applicable Notice of Event of Default shall be in effect and the Collateral Trustee shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, subject to the Intercreditor Agreements, (i) the Collateral Trustee shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property pledged by a Grantor and make application thereof as specified in Section 3.04 of the Collateral Trust Agreement, and (ii) any or all of the Investment Property pledged by a Grantor shall be registered in the name of the Collateral Trustee or its nominee, and the Collateral Trustee or its nominee may during such period exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Investment Property Issuer or Investment Property Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Investment Property Issuer, or upon the exercise by any Grantor or the Collateral Trustee of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it, but the Collateral Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)    Each Grantor hereby authorizes and instructs each Investment Property Issuer of any Investment Property pledged by such Grantor hereunder to, subject to the Intercreditor Agreements, (i) comply with any instruction received by it from the Collateral Trustee in writing that (x) states that an Applicable Notice of Event of Default is in effect and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Investment Property Issuer shall be fully protected in so complying, and (ii) if an Applicable Notice of Event of Default is in effect, pay any dividends or other payments with respect to such Investment Property directly to the Collateral Trustee.

Section 5.02. Proceeds To Be Turned Over to Collateral Trustee. If an Applicable Notice of Event of Default shall be in effect, all Proceeds paid in respect of any Collateral received by any Grantor consisting of cash, checks and other similar items shall be held by such Grantor in trust for the Collateral

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Trustee, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required) subject to the Intercreditor Agreements.

Section 5.03. Application of Proceeds. All Proceeds of the Collateral received by the Collateral Trustee hereunder shall be held and applied in accordance with Section 3.04 of the Collateral Trust Agreement.

Section 5.04. UCC and Other Remedies. If an Applicable Notice of Event of Default is in effect, the Collateral Trustee, on behalf of the PP&E Indenture Secured Parties, may exercise (subject to the Intercreditor Agreements, and in accordance with the Collateral Trust Agreement), in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the PP&E Indenture Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or any PP&E Indenture Secured Party or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee or any PP&E Indenture Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 5.04, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Trustee and the PP&E Indenture Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the PP&E Indenture Secured Obligations, in the order specified in the Collateral Trust Agreement, and only after such application and after the payment by the Collateral Trustee of any other amount required by any provision of law, including, without limitation, Article 9 of the New York UCC, shall the Collateral Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any PP&E Indenture Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.05. Certain Matters Relating to Receivables. While an Applicable Notice of Event of Default shall be in effect, each Grantor will, if requested to do so by the Collateral Trustee, promptly notify (and such Grantor authorizes the Collateral Trustee so to notify) each account debtor in respect of

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any of its Receivables that such Receivables have been assigned to the Collateral Trustee hereunder, and that any payments due or to become due in respect of such Receivables are to be made directly to the Collateral Trustee or its designee, as instructed by the Collateral Trustee.

Section 5.06. Certain Matters Relating to Material Government Contracts. While an Applicable Notice of Event of Default shall be in effect, the Collateral Trustee may, at the Grantors’ expense: (i) cause to be filed, delivered and recorded with the Federal Government in accordance with the Assignment of Claims Act any or all assignments and/or notices of assignment executed and delivered to the Collateral Trustee pursuant to Section 3.08(a) and Section 4.11(a); and (ii) cause to be filed, delivered and/or recorded with the relevant state or local government or agency any or all assignments, notices of assignment and/or other documents executed and delivered to the Collateral Trustee pursuant to Section 4.11(b).

ARTICLE 6

THE COLLATERAL TRUSTEE

Section 6.01. Collateral Trustee’s Appointment as Attorney-in-fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact while an Applicable Notice of Event of Default is in effect, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following while an Applicable Notice of Event of Default is in effect:

(i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise reasonably deemed appropriate by the Collateral Trustee for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)    in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s and the PP&E Indenture Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)    execute, in connection with any sale provided for in Section 5.04, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

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(v)    (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee (acting at the direction of the Applicable Representative) may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Trustee (acting in consultation with the Applicable Representative) shall in its reasonable discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Trustee reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s and the PP&E Indenture Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)    If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)    The expenses of the Collateral Trustee incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to 5%, from the date of payment by the Collateral Trustee to the date reimbursed by the relevant Grantor, shall be promptly paid by such Grantor to the Collateral Trustee on demand.

(d)    Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.02. Duty of Collateral Trustee. (a) The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Article 9 of the New York UCC or otherwise, shall be as provided in the Collateral Trust Agreement. Neither the Collateral Trustee, any PP&E Indenture Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the PP&E

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Indenture Secured Parties hereunder are solely to protect the Collateral Trustee’s and the PP&E Indenture Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any PP&E Indenture Secured Party to exercise any such powers. The Collateral Trustee and the PP&E Indenture Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b)    Any other provision of this Agreement notwithstanding, neither the Collateral Trustee nor the Notes Trustee shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

(c)    Neither the Collateral Trustee nor the Notes Trustee shall be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the PP&E Indenture Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral.

(d)    The Collateral Trustee shall be under no obligation to exercise any of its rights or powers vested in it by this Agreement (subject to the Intercreditor Agreements), at the request, order or direction of the Notes Trustee or PP&E Indenture Secured Party, pursuant to the provisions of this Agreement, unless the Notes Trustee or PP&E Indenture Secured Party shall have offered to the Collateral Trustee security or indemnity reasonably satisfactory to the Collateral Trustee against the costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees) which might be incurred therein or thereby.

(e)    The Collateral Trustee shall have no duty to act outside of the United States in respect of any Collateral located in any jurisdiction other than the United States (“Foreign Collateral”) but shall, at the specific request of the Notes Trustee, appoint a person or persons to act on behalf of the PP&E Indenture Secured Parties with respect to such Foreign Collateral. Such person or persons (provided the same are reasonably acceptable to the Collateral Trustee) and the Collateral Trustee shall enter into a collateral assignment pledge agreement, mortgage, enforcing document or other security agreement purporting to relate to the PP&E Indenture Security Interest in such item of Foreign Collateral pursuant to which such person or persons shall exercise the rights and remedies of the Collateral Trustee and the PP&E Indenture Secured Parties in the Foreign Collateral for their respective benefit.

Section 6.03. Execution of Financing Statements. Pursuant to Article 9 of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Trustee to file or record, or cause to be filed or recorded, financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as shall be appropriate to perfect the security interests of the Collateral Trustee under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

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Section 6.04. Authority of Collateral Trustee. Each Grantor acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the PP&E Indenture Secured Parties, be governed by the Collateral Trust Agreement, the Intercreditor Agreements, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Grantors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the PP&E Indenture Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. The Grantors and the PP&E Indenture Secured Parties acknowledge that the rights, privileges, protections, immunities and benefits given to the Collateral Trustee under the Collateral Trust Agreement, including, without limitation, its right to be indemnified, are hereby incorporated herein by reference thereto as if set forth herein in full.

ARTICLE 7

MISCELLANEOUS

Section 7.01. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing executed by the Grantors and by the Collateral Trustee (pursuant to instructions given in accordance with the Collateral Trust Agreement).

Section 7.02. Notices. All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 6.01 of the Collateral Trust Agreement; provided that any such notice, request or demand to or upon any Subsidiary Grantor shall be addressed to such Subsidiary Grantor c/o Company and that any such notice, request or demand to or upon the Collateral Trustee shall be addressed to the Collateral Trustee at its notice address set forth in the Collateral Trust Agreement.

Section 7.03. No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Trustee nor any PP&E Indenture Secured Party shall by any act (except by a written instrument pursuant to Section 7.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any PP&E Indenture Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any PP&E Indenture Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or such PP&E Indenture Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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Section 7.04. Successors and Assigns. This Agreement shall be binding upon the successors and permitted assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and the PP&E Indenture Secured Parties and their successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

Section 7.05. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 7.06. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.07. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 7.08. Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.09. Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the Security Documents to which it is now, or may hereafter become, a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.02 or at such other address of which the Collateral Trustee shall have been notified pursuant thereto;

(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

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(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.09 any special, exemplary, punitive or consequential damages.

Section 7.10. Acknowledgements. Each Grantor hereby acknowledges that:

(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Indenture and the other Security Documents to which it is a party;

(b)    neither the Collateral Trustee nor any PP&E Indenture Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, the Specified Agreements or the other Security Documents, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and PP&E Indenture Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)    no joint venture is created hereby or by any of the Specified Agreements or other Security Documents, or otherwise exists by virtue of the transactions contemplated hereby among the PP&E Indenture Secured Parties or among the Grantors and the PP&E Indenture Secured Parties.

Section 7.11. Additional Grantors. Each Subsidiary of Company that is required to become a party to this Agreement pursuant to any Specified Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Exhibit A hereto.

Section 7.12. Termination of Security Interests; Release of Collateral.

(a)    The PP&E Indenture Security Interests shall terminate on the Final Release Date.

(b)    [Reserved].

(c)    [Reserved].

(d)    If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by each of the Specified Agreements (but other than to any other Grantor), then the PP&E Indenture Security Interests on such Collateral (but not on any Proceeds thereof) shall be automatically released upon the consummation of such sale, transfer or other disposition. The Collateral Trustee, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the PP&E Indenture Security Interests on such Collateral effected pursuant to this Section 7.12(d); provided that as a condition precedent to the execution of any such releases or other documents, Company shall have delivered to the Collateral Trustee and to the Notes Trustee, at least ten Business Days prior to the date of the relevant proposed release pursuant to this Section 7.12(d), a written request for release identifying the relevant Grantor, together with a certification by Company stating that such transaction is in compliance with the Specified Agreements.

(e)    If (x)(i) all the Capital Stock of a Subsidiary Grantor shall be sold, transferred or otherwise disposed of (but other than to any other Grantor), (ii) a Subsidiary Grantor shall enter into any merger, consolidation or amalgamation with a Person that is not a Grantor (and is not required to be a Grantor)

24

and such Subsidiary Grantor is not the survivor of such merger, consolidation or amalgamation, or (iii) a Subsidiary Grantor shall liquidate, wind up or dissolve itself (or be liquidated or dissolved), in the case of each of clauses (i), (ii) and (iii) pursuant to a transaction permitted by each of the Specified Agreements or (y) a Subsidiary Grantor is designated an “Unrestricted Subsidiary” in accordance with Section 4.04 of the Indenture and the definition of “Unrestricted Subsidiary” in the Indenture, in each case such Subsidiary Grantor shall be automatically released from its obligations hereunder; provided that as a condition precedent to the execution of any releases or other documents evidencing such release (which the Collateral Trustee shall execute at the request and sole expense of Company), Company shall have delivered to the Collateral Trustee and the Notes Trustee, at least ten Business Days prior to the date of the execution of the relevant proposed release, a written request therefor identifying the relevant Subsidiary Grantor, together with a certification by Company stating that such transaction is in compliance with the Specified Agreements.

(f)    Upon the termination of any PP&E Indenture Security Interests in accordance with any of clauses (a) through (e) above, the Collateral shall be released from such PP&E Indenture Security Interests, all without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Final Release Date, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the relevant Grantors. At the request and sole expense of any Grantor following the Final Release Date, the Collateral Trustee shall deliver to such Grantor any Collateral held by the Collateral Trustee hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. In addition, the Collateral Trustee shall release the Collateral as provided in Section 6.10 of the Collateral Trust Agreement.

(g)    Upon the termination of any PP&E Indenture Security Interests in accordance with any of clauses (a) through (c) above, at the request and sole expense of any Grantor, the Collateral Trustee shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(h)    The Collateral Trustee will, at any time, upon the written instruction of the Notes Trustee, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for any release contemplated above in this Section 7.12 of the PP&E Indenture Security Interests securing the PP&E Indenture Secured Obligations with respect to which the Notes Trustee is the Notes Trustee in the Collateral specified by the Notes Trustee in such instruction.

(i)    By acceptance of the benefits hereof, each PP&E Indenture Secured Party acknowledges and consents to the provisions of this Section 7.12, agrees that the Collateral Trustee shall incur no liability whatsoever to any PP&E Indenture Secured Party for any release effected by the Collateral Trustee in accordance with this Section 7.12 and agrees that the Notes Trustee shall not incur any liability whatsoever to any PP&E Indenture Secured Party for any release directed or consented to by it in accordance with the applicable Specified Agreement.

(j)    If any Subsidiary becomes an Excluded Subsidiary, (i) such Excluded Subsidiary shall be automatically released from its obligations hereunder as a Grantor, (ii) any Security Interest on the Capital Stock of such Excluded Subsidiary shall be automatically released except to the extent that this agreement otherwise permits a Security Interest on the Capital Stock of an Excluded Subsidiary and (iii) any Security Interest on the assets of such Excluded Subsidiary shall be automatically released.

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Section 7.13. Excluded Subsidiaries. (a) Notwithstanding anything in this Agreement or any other Note Document to the contrary, no pledges or other security documentation governed by the law of any jurisdiction other than the United States of America (or any political subdivision thereof) shall be required with respect to any Capital Stock of any Foreign Subsidiary that is evidenced by a certificate delivered to the Collateral Trustee.

(b)    If any Grantor delivers Certificated Securities to the Collateral Trustee representing in excess of 65% of the voting and 100% of the non-voting Capital Stock of any Excluded Subsidiary (“Excess Securities”) in order to facilitate compliance with Section 4.01, the Collateral Trustee agrees that (i) such Excess Securities shall not constitute Pledged Stock or Collateral, (ii) the Collateral Trustee shall have no right, title or interest in or to such Excess Securities (including, without limitation, voting rights) and (iii) the Collateral Trustee shall hold such Excess Securities solely as a nominee for the benefit of such Grantor.

Section 7.14. Waiver of Jury Trial. EACH OF THE GRANTORS, AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE COLLATERAL TRUSTEE AND THE PP&E INDENTURE SECURED PARTIES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 7.15. Collateral Trust Agreement & Intercreditor Agreements. Notwithstanding anything herein to the contrary, the liens and security interests granted pursuant to this Agreement and the exercise of any right or remedy with respect thereto are subject to the provisions of each Intercreditor Agreement and the Collateral Trust Agreement. In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control, and between the Collateral Trust Agreement and this Agreement, the provisions of the Collateral Trust Agreement shall control.

Section 7.16.The Notes Trustee. The Grantors and the PP&E Indenture Secured Parties acknowledge that when acting hereunder, including without limitation, when exercising any discretion or right to direct the Collateral Trustee, the Notes Trustee shall be entitled to all of the rights, privileges, protections, immunities and benefits given to the Notes Trustee under the Indenture, including, without limitation, its right to be indemnified.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

FEDERAL-MOGUL LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	Assistant Treasurer

CARTER AUTOMOTIVE COMPANY, INC.

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

FEDERAL-MOGUL IGNITION COMPANY

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL PISTON RINGS, LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL POWERTRAIN LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

[Signature Page to Collateral Agreement]

FEDERAL-MOGUL POWERTRAIN IP LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL PRODUCTS, INC.

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL MOTORPARTS CORPORATION

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Senior Vice President, General Counsel and Secretary

FEDERAL-MOGUL WORLD WIDE, INC.

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

FELT PRODUCTS MFG. CO. LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

[Signature Page to Collateral Agreement]

MUZZY-LYON AUTO PARTS, INC.

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

FEDERAL-MOGUL CHASSIS LLC

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

F-M MOTORPARTS TSC, INC.

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

F-M TSC REAL ESTATE HOLDINGS LLC

By:	/s/ Laura J. Soave
	Name:	Laura J. Soave
	Title:	President

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL SEVIERVILLE, LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

[Signature Page to Collateral Agreement]

BECK ARNLEY HOLDINGS LLC

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

FEDERAL-MOGUL FILTRATION LLC

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Vice President and Secretary

[Signature Page to Collateral Agreement]

FEDERAL-MOGUL FINANCING CORPORATION

By:	/s/ Michelle Epstein Taigman
	Name:	Michelle Epstein Taigman
	Title:	Senior Vice President, Co-General Counsel and Secretary

[Signature Page to Collateral Agreement]

CITIBANK, N.A., as Collateral Trustee

By:	/s/ David Smith
	Name:	David Smith
	Title:	Vice President and Director

[Signature Page to Collateral Agreement]

Schedule 1.01A

PLEDGED PROMISSORY NOTES

Intercompany Notes

	Title	Date	Payor	Payee	Principal Amount
1.	Promissory Note	1/1/01	Federal Mogul Argentina S.A. (f/k/a In-De-Co H. Minoli SAIC)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$791,662
2.	Promissory Note	7/8/98 (Restated 7/3/14)	Federal-Mogul Holding Deutschland GmbH	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	DEM 611,020,588 (Restated EUR 312,409,865.88)
3.	Loan Agreement	2/13/08	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$870,000
4.	Loan Agreement / Promissory Note	4/16/08 / 6/10/14	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$10,000,000
5.	Loan Agreement	7/16/08	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$10,000,000
6.	Loan Agreement	10/28/08	Federal-Mogul Sistemas Automotivos Ltda. (successor by merger to Federal-Mogul do Brazil Ltda.)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,285,000
7.	Loan Agreement	12/2/08	Federal-Mogul Sistemas Automotivos Ltda. (successor by merger to Federal-Mogul do Brazil Ltda.)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$284,935
8.	Loan Agreement	12/17/08	Federal-Mogul Materias de Friccao Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$9,270,000
9.	Loan Agreement	12/1/08	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,100,000

	Title	Date	Payor	Payee	Principal Amount
10.	Loan Agreement	6/9/10	Federal-Mogul Holding Sweden AB	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	EUR 31,050,000
11.	Offer Letter	2/2/12	Federal Mogul Argentina S.A.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,500,000
12.	Loan Agreement / Promissory Note	4/13/12 / 6/10/14	Federal-Mogul (Thailand) Limited (f/k/a Federal-Mogul Friction Products (Thailand) Limited)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$25,000,000
13.	Loan Agreement	1/22/13	Federal-Mogul Finance 1 LLC	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$100,000,000
14.	Loan Agreement	1/14/13	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$15,000,000
15.	Loan Agreement	2/5/13	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$730,000
16.	Loan Agreement	3/11/13	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,000,000
17.	Loan Agreement	4/30/13	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,500,000
18.	Loan Agreement	8/2/13	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,000,000
19.	Loan Agreement	9/10/13	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,940,000
20.	Loan Agreement	12/20/13	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$4,250,000

	Title	Date	Payor	Payee	Principal Amount
21.	Promissory Note	1/14/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,510,000
22.	Loan Agreement	8/21/12 (effective as of 6/28/12)	Carter Automotive Company, Inc.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,500,000
23.	Intercompany Note	3/1/15	Federal-Mogul Motorparts Corporation	Federal-Mogul Ignition Company	$54,418,839
24.	Intercompany Note	3/1/15	Federal-Mogul Motorparts Corporation	Federal-Mogul Products, Inc.	$391,581,161
25.	Loan Agreement	6/30/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,000,000
26.	Loan Agreement	6/19/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$775,000
27.	Loan Agreement	7/8/14	Federal-Mogul Friction Products Sorocaba-Sistemas Automotivos Ltda.	Federal-Mogul Motorparts Corporation	$2,000,000
28.	Loan Agreement	7/23/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$515,000
29.	Loan Agreement	7/23/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$8,700,000
30.	Loan Agreement	10/1/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,455,000
31.	Loan Agreement	10/28/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$4,000,000
32.	Loan Agreement	11/26/14	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$6,600,000

	Title	Date	Payor	Payee	Principal Amount
33.	Loan Agreement	1/29/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,000,000
34.	Loan Agreement	1/30/15 (amended 9/15/16)	Federal-Mogul Componentes de Motores Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$32,000,000 (amended to $25,407,395.93)
35.	Loan Agreement	2/26/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,000,000
36.	Loan Agreement	3/18/15	Federal-Mogul Friction Products Sorocaba-Sistemas Automotivos Ltda.	Federal-Mogul Motorparts Corporation	$450,000
37.	Loan Agreement	4/17/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,110,000
38.	Loan Agreement	4/22/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,000,000
39.	Loan Agreement	5/1/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$600,000
40.	Loan Agreement	5/8/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,023,000
41.	Loan Agreement	5/8/15	Federal-Mogul Friction Products Sorocaba-Sistemas Automotivos Ltda.	Federal-Mogul Motorparts Corporation	$477,000
42.	Loan Agreement	6/10/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$985,000
43.	Loan Agreement	6/22/15	Federal-Mogul Friction Products Sorocaba-Sistemas Automotivos Ltda.	Federal-Mogul Motorparts Corporation	$700,000
44.	Loan Agreement	6/22/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,600,000

	Title	Date	Payor	Payee	Principal Amount
45.	Loan Agreement	11/23/15	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$420,000
46.	Loan Agreement	12/1/15	Federal-Mogul Friction Products Sorocaba-Sistemas Automotivos Ltda.	Federal-Mogul Motorparts Corporation	$300,000
47.	Loan Agreement	3/3/16	Federal-Mogul Friction Products Sorocaba-Sistemas Automotivos Ltda.	Federal-Mogul Motorparts Corporation	$250,000
48.	Loan Agreement	7/8/14	Federal-Mogul Motorparts Corporation	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,000,000
49.	Intercompany Note	5/1/14	Federal-Mogul Motorparts Corporation	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$148,908,000
50.	Loan Agreement	3/27/15	Federal-Mogul Sistemas Automotivos Ltda..	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,150,000

Schedule 1.01B

PLEDGED STOCK

Grantor	Issuer * Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement.	Stock Certificate No.	If Certificated, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Pledgor
Federal-Mogul LLC	Federal-Mogul Financing Corporation	2	100,000 common	100%	100%
	Federal-Mogul Powertrain LLC	n/a	n/a	100%	100%
	Federal-Mogul Motorparts Corporation	5	1,052,900	100%	100%
	Speyside Real Estate LLC	n/a	n/a	100%	100%
	Felt Products Mfg. CO. LLC	n/a	n/a	100%	100%
	Federal-Mogul Ignition Company	2	200 common	100%	100%
	Federal-Mogul Products, Inc.	7	120 common	100%	100%
	Federal-Mogul Valve Train International LLC	n/a	n/a	100%	100%
	T&N Industries LLC	n/a	n/a	100%	100%
	Federal-Mogul Global Growth Ltd. (United Kingdom)	n/a	n/a	65%	100%
	Federal-Mogul Valvetrain Ltd. (United Kingdom)	2	46,700,000 common	65%	100%
	Coventry Assurance, Ltd. (Bermuda)	20	79,200 common	65%	100%
	Cooperatief Federal-Mogul Dutch Investments B.A. (“Dutch Co-Op”) (Netherlands)*	n/a	n/a	65%	96.89%

Grantor	Issuer * Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement.	Stock Certificate No.	If Certificated, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Pledgor
	Federal-Mogul Holding Sweden AB (Sweden)	1-330	330 shares	65%	100%
	Federal-Mogul Automotive Verwaltungs GmbH (Germany)	n/a	n/a	5.1%	5.1%
Federal-Mogul World Wide, Inc.	Federal-Mogul Distribution de Mexico S. de R.L. de C.V. (Mexico)	See Schedule 4.01	See Schedule 4.01	4.41%	4.41%
	Servicios de Componentes Automotrices, S.A. de C.V. (Mexico)	See Schedule 4.01	See Schedule 4.01	3.73%	3.73%
Federal-Mogul Powertrain LLC	Federal-Mogul Powertrain IP LLC	n/a	n/a	100%	100%
	Federal-Mogul Piston Rings, LLC	n/a	n/a	100%	100%
Federal-Mogul Ignition Company	Federal-Mogul Valve Train S. de R.L. de C.V. (Mexico)	n/a	n/a	0.03%	0.03%

Grantor	Issuer * Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement.	Stock Certificate No.	If Certificated, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Pledgor
	F-M Holding Mexico, S.A. de C.V. (Mexico)	n/a	n/a	65%	96.27%
Federal-Mogul Products, Inc.	Productos de Frenos Automotrices de Calidad S.A. de C.V.	See Schedule 4.01	See Schedule 4.01	65%	100%
Federal Mogul Motorparts Corporation	Carter Automotive Company, Inc.	4	1,000 common	100%	100%
	Federal-Mogul World Wide, Inc.	25	100,000 common	100%	100%
	Muzzy-Lyon Auto Parts, Inc.	1	100 common	100%	100%
	Federal-Mogul Chassis LLC	n/a	n/a	100%	100%
	F-M Motorparts TSC, Inc.	2	100 common	100%	100%
	Beck Arnley Holdings LLC	n/a	n/a	100%	100%
	Federal-Mogul Filtration LLC	n/a	n/a	100%	100%
	Federal-Mogul Transaction, LLC	n/a	n/a	100%	100%
	FM International, LLC	n/a	n/a	65%	100%
	Federal-Mogul Canada Limited (Canada)	C-6	447,590 common	65%	100%
	Federal-Mogul de Costa Rica, S.A. (Costa Rica)	X	650 shares	65%	100%
	Federal-Mogul de Guatemala, S.A. (Guatemala)	4	163 shares	65%	99.9%

Grantor	Issuer * Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement.	Stock Certificate No.	If Certificated, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Pledgor
	Federal-Mogul Iberica, S.L. (Spain)*	n/a	n/a	64.5%	64.5%
	Federal-Mogul Motorparts (Thailand) Limited (Thailand)	n/a	n/a	65%	99.98%
F-M Motorparts TSC, Inc.	F-M TSC Real Estate Holdings LLC	n/a	n/a	100%	100%
Federal-Mogul Valve Train International LLC	Federal-Mogul Sevierville, LLC	n/a	n/a	100%	100%
	Forjas Maquinas S. de R.L. C.V. (Mexico)	See exceptions schedule below	See exceptions schedule below	0.01%	0.01%

Schedule 1.01C

EXCLUDED JOINT VENTURES

	Joint Venture Name	Country	% F-M Ownership
1.	Farloc Argentina S.A.I.C. Y.F.	Argentina	23.91% (FM International LLC)
2.	Federal-Mogul Anand Bearings India Limited	India	51.0% (Federal Mogul LLC)
3.	Frenos Hidraulicos Automotrices, S.A. de C.V.	Mexico	49.0% (Federal-Mogul Ignition Company)
4.	Federal-Mogul TP Liners Inc.	United States	46% (Federal-Mogul Powertrain LLC)
5.	United Piston Ring, Inc.	United States	6.85% (Federal-Mogul Powertrain LLC)
6.	Componentes Venezolanos de Direccsion, S.A	Venezuela	40% (Federal-Mogul Valve Train International LLC)
7.	Federal-Mogul Aftermarket Espana SA	Spain	51% (Federal-Mogul Motorparts)
8.	Parts Zone (Thailand) Co., Ltd.	Thailand	50.11% (Federal-Mogul Motorparts)

Schedule 3.02

PERFECTION MATTERS

Capitalized terms used in this Schedule shall have the meanings assigned to such terms in the Credit Agreement or, to the extent not defined therein, the Collateral Agreement.

UCC-1 Filings

The Collateral Trustee will file UCC-1 Financing Statements against each Person set forth below, in each case describing the collateral as “all personal property” or similar, in the applicable filing office in each of the specified jurisdictions.

Entity	Jurisdiction	Role
Federal-Mogul LLC	DE	Guarantor
Carter Automotive Company, Inc.	DE	Guarantor
Federal-Mogul World Wide, Inc.	MI	Guarantor
Felt Products Mfg. CO. LLC	DE	Guarantor
Muzzy-Lyon Auto Parts	DE	Guarantor
Federal-Mogul Powertrain LLC	MI	Guarantor
Federal-Mogul Powertrain IP, LLC	DE	Guarantor
Federal-Mogul Piston Rings, LLC	DE	Guarantor
Federal-Mogul Ignition Company	DE	Guarantor
Federal-Mogul Products, Inc.	MO	Guarantor
Federal-Mogul Motorparts Corporation	DE	Guarantor
Federal-Mogul Chassis LLC	DE	Guarantor
F-M Motorparts TSC, Inc.	DE	Guarantor
F-M TSC Real Estate Holdings LLC	DE	Guarantor
Federal-Mogul Valve Train International LLC	DE	Guarantor
Federal-Mogul Sevierville, LLC	TN	Guarantor

Physical Collateral

The Collateral Trustee (as defined in the Credit Agreement) will take possession of the physical collateral set forth in Schedule 1.01A and Schedule 1.01B, in each case, to the extent required by the Collateral Agreement; except that the Loan Parties shall have 90 days from March 30, 2017 to deliver any stock certificates and intercompany notes not previously delivered to the Collateral Trustee.

Deposit Accounts

The applicable Loan Parties have entered into account control agreements (or amendments to account control agreements) with respect to the Deposit Accounts as set forth on Schedule 3.07 to the Collateral Agreement (other than any Deposit Account labeled Excluded Deposit Account); except that the Loan Parties shall have 90 days from March 30, 2017 to enter into any such deposit account control agreements or amendments.

Intellectual Property

The applicable Loan Parties will file notices of their respective interests in (i) Copyrights (and related property) with the United States Copyright Office within 30 days after March 30, 2017 and (ii) Patents and Trademarks (and, in each case, related property) with the United States Patent and Trademark Office within 90 days after March 30, 2017.

Actions Pursuant to Foreign Law

To be determined and completed within 90 days after March 30, 2017.

Mortgage Filings/Recordings

To be determined and completed within 90 days after March 30, 2017.

Schedule 3.06

INTELLECTUAL PROPERTY

U.S. PATENT ASSETS

KEY: An asterisk * after the asset Title indicates the asset is to be abandoned.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
1.	Unitized seal for telescopic shaft*	09041560	3/12/1998	6083109	7/4/2000	Granted	Federal-Mogul World Wide, Inc.
2.	Installation configuration for a spark plug*	09168147	10/8/1998	6049161	4/11/2000	Granted	Federal-Mogul World Wide, Inc.
3.	Hydrodynamic seal and method of manufacture*	09207132	12/8/1998	6168164	1/2/2001	Granted	Federal-Mogul World Wide, Inc.
4.	Anti-carbon fouling spark plug*	09247913	2/11/1999	6166481	12/26/2000	Granted	Federal-Mogul World Wide, Inc.
5.	Radial lip seal having protected porous dust excluder*	09316422	5/21/1999	6257587	7/10/2001	Granted	Federal-Mogul World Wide, Inc.
6.	Method of heat treat hardening thin metal work pieces*	09428951	11/4/1999	6210500	4/3/2001	Granted	Federal-Mogul World Wide, Inc.
7.	Plastic cover having metal reinforcement for internal combustion engine applications and method of construction*	12565142	9/23/2009	7814880	10/19/2010	Granted	Federal-Mogul World Wide, Inc.
8.	Oil pan including a snap-fit cover and removable oil filter element*	09767278	1/23/2001	6488844	12/3/2002	Granted	Federal-Mogul World Wide, Inc.
9.	Snap-together filter system for transmission oil pan and method of manufacture*	09769114	1/24/2001	6523561	2/25/2003	Granted	Federal-Mogul World Wide, Inc.
10.	Gasket assembly*	10984215	11/9/2004	7070187	7/4/2006	Granted	Federal-Mogul World Wide, Inc.
11.	Exhaust manifold gasket*	11108487	4/18/2005	7182058	2/27/2007	Granted	Federal-Mogul World Wide, Inc.
12.	Sheet metal joint*	11242692	10/4/2005	7614201	11/10/2009	Granted	Federal-Mogul World Wide, Inc.
13.	Spark plug circuit*	11735705	4/16/2007	7588021	9/15/2009	Granted	Federal-Mogul World Wide, Inc.
14.	Gasket containing fuel permeation barrier*	11743927	5/3/2007	7574990	8/18/2009	Granted	Federal-Mogul World Wide, Inc.
15.	Seal assembly and method of manufacturing the same*	12179743	7/25/2008	7832100	11/16/2010	Granted	Federal-Mogul World Wide, Inc.
16.	Cold static gasket for complex geometrical sealing applications*	12904521	10/14/2010	8966824	3/3/2015	Granted	Federal-Mogul World Wide, Inc.
17.	Double tube*	29200818	3/4/2004	D512025	11/29/2005	Granted	Federal-Mogul World Wide, Inc.
18.	Rubber wiper blade element with friction reducing agent that continuously migrates to the surface*	14736409	6/11/2015			Pending	Federal-Mogul Motorparts Corporation

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
19.	Spark plug and methods of construction thereof*	12201703	8/29/2008	7944135	5/17/2011	Granted	Federal-Mogul Ignition Company
20.	Flexible control system for corona ignition power supply	14568219	12/12/2014			Pending	Federal-Mogul Ignition Company
21.	Shrink-fit ceramic center electrode	15355516	11/18/2016			Pending	Federal-Mogul Ignition Company
22.	Forming a composite panel*	09230982	2/4/1999	6139974	10/31/2000	Granted	Federal-Mogul LLC
23.	Coolable piston for internal combustion engine*	12033097	2/19/2008	7762227	7/27/2010	Granted	Federal-Mogul LLC
24.	Compression sensor gasket assembly and method of construction*	12791114	6/1/2010	8371156	2/12/2013	Granted	Federal-Mogul LLC
25.	Bi-metal spiral wound gasket*	12856950	8/16/2010	8505922	8/13/2013	Granted	Federal-Mogul LLC
26.	Bore inspection system and method of inspection therewith*	13043977	3/9/2011	9116133	8/25/2015	Granted	Federal-Mogul LLC
27.	Wrist pin and method of reducing wear between members thereof, connecting rod, piston and methods of constructing same	15088625	4/1/2016			Pending	Federal-Mogul LLC
28.	High strength low friction engineered material for bearings and other applications	15153541	5/12/2016			Pending	Federal-Mogul LLC
29.	Radial ring bearing set for ball and socket joints*	09188841	11/9/1998	6019541	2/1/2000	Granted	Federal-Mogul Chassis LLC
30.	Method of fabricating a multilayer ceramic heating element*	11550968	10/19/2006	7572480	8/11/2009	Granted	Federal Mogul World Wide, Inc.
31.	Heat shield with integral attachment flanges*	11560914	11/17/2006	7851069	12/14/2010	Granted	Federal Mogul World Wide, Inc.
32.	Heat treat fixture apparatus and method of heat treat hardening thin metal work pieces*	09730043	12/5/2000	6491865	12/10/2002	Granted	Federal Mogul World Wide, Inc.
33.	Glow plug with improved seal, heater probe assembly therefor and method of construction thereof*	12603653	10/22/2009	8410403	4/2/2013	Granted	Federal Mogul Ignition Company
34.	Valve cover assembly and method of construction*	12146685	6/26/2008	7827950	11/9/2010	Granted	Federal-Mogul LLC
35.	Compression sensor gasket and method of construction*	12572366	10/2/2009	8375800	2/19/2013	Granted	Federal-Mogul LLC
36.	Non-contact labyrinth seal assembly*	14195205	3/3/2014	8864139	10/21/2014	Granted	Federal-Mogul LLC
37.	Spark plug having precious metal pad attached to ground electrode and method of making same	11164042	11/8/2005	7557495	7/7/2009	Granted	Federal-Mogul World Wide, Inc.
38.	Wear resistant lead free alloy bushing and method of making	11830913	7/31/2007	8679641	3/25/2014	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
39.	Corona ignition device with improved electrical performance	14742064	6/17/2015			Pending	Federal Mogul Ignition Company
40.	Piston assembly and connecting rod having a profiled wrist pin bore therefor	12330932	12/9/2008	8539928	9/24/2013	Granted	Federal-Mogul World Wide, Inc. and Federal Mogul Corporation
41.	Corona ignition with self-tuning power amplifier	13842803	3/15/2013	9413314	8/9/2016	Granted	Federal-Mogul Ignition Company
42.	Ball socket assembly	14581130	12/23/2014			Pending	Federal Mogul Motorparts Corporation
43.	Piston with keystone second ring groove for high temperature internal combustion engines	14286328	5/23/2014			Pending	Federal-Mogul LLC
44.	Spark plug with pressure sensor	09096182	6/12/1998	6204594	3/20/2001	Granted	Federal-Mogul World Wide, Inc.
45.	Woven tubular thermal sleeve and method of construction thereof	15227480	8/3/2016			Pending	Federal-Mogul Powertrain LLC
46.	Spark plug gasket and method of attaching the same	15180606	6/13/2016			Pending	Federal-Mogul Ignition Company
47.	Corona ignition with self-tuning power amplifier	15230927	8/8/2016			Pending	Federal-Mogul Ignition Company
48.	Heat and vibration mounting isolator for a heat shield, heat shield assembly and method of construction thereof	15134568	4/21/2016			Pending	Federal-Mogul LLC
49.	Master alloy for producing sinter hardened steel parts and process for the production of sinter hardened parts	13579083	8/15/2012			Pending	Federal-Mogul LLC
50.	Bushingless piston and connecting rod assembly and method of manufacture	09688677	10/16/2000	6557457	5/6/2003	Granted	Federal-Mogul World Wide, Inc.
51.	Complex-shaped piston oil galleries with piston crowns made by cast metal or powder metal processes	14182165	2/17/2014	9243582	1/26/2016	Granted	Federal-Mogul LLC
52.	Electrode material for a spark plug and method of making the same	14048368	10/8/2013	9337624	5/10/2016	Granted	Federal Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
53.	Adhesive for bonding elastomers to metals	08845588	4/25/1997	5919331	7/6/1999	Granted	Federal-Mogul World Wide, Inc.
54.	Austempered gray iron cylinder liner and method of manufacture	09688676	10/16/2000	6732698	5/11/2004	Granted	Federal-Mogul World Wide, Inc.
55.	Igniter including a corona enhancing electrode tip	13085991	4/13/2011	8776751	7/15/2014	Granted	Federal-Mogul Ignition Company
56.	Non-contact labyrinth seal assembly and method of construction thereof	13708294	12/7/2012	8991829	3/31/2015	Granted	Federal-Mogul LLC and The Timken Company
57.	Clothes dryer static charge storage device and method of reducing static charge in clothes	14506954	10/6/2014			Pending	Federal-Mogul Powertrain LLC
58.	Moldable natural fiber nonwoven wire harness trough and method of construction thereof	14859632	9/21/2015			Pending	Federal-Mogul Powertrain LLC
59.	Windscreen wiper device	14885297	10/16/2015			Pending	Federal Mogul Motorparts Corporation
60.	Windscreen wiper device	14885395	10/16/2015			Pending	Federal Mogul Motorparts Corporation
61.	Protective sleeve with knitted opening and method on construction	12196375	8/22/2008	7757517	7/20/2010	Granted	Federal-Mogul Powertrain LLC
62.	Flexible control system for corona ignition power supply	14568219	12/12/2014			Filed	Federal-Mogul Ignition Company
63.	Spark ignition device with in-built combustion sensor	12740438	10/25/2010	8860291	10/14/2014	Granted	Federal-Mogul Ignition Company
64.	Metallic insulator coating for high capacity spark plug	13607224	09/07/2012	9490609	11082016	Granted	Federal-Mogul World Wide, Inc. and Enerpulse, Inc.
65.	Metallic insulator coating for high capacity spark plug	11673815	02/12/2007	8278808	10/02/2012	Granted	Federal-Mogul World Wide, Inc. and Enerpulse, Inc.
66.	Device and method for closing a moveable socket& establishing a predetermined wear indicator distance	09175915	10/20/1998	6125541	10/03/2000	Granted	Moog Automotive Products, Inc.
67.	Spark plug with concentric pressure sensor	09107123	06/30/1998	6094990	08/01/2000	Granted	Federal-Mogul World Wide, Inc.
68.	Mass fraction burned and pressure estimation through spark plug ion sensing	08883346	06/26/1997	6089077	07/18/2000	Granted	Federal-Mogul World Wide, Inc.
69.	Metal gasket	10733914	12/11/2003	6935635	08/30/2005	Granted	Federal-Mogul World Wide, Inc.
70.	Tool for fixing a textile sleeve about an elongate	62337430	05/17/2016			Filed	Federal-Mogul Powertrain LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
	member to be protected and method of fixing a protective textile sleeve about an elongate member
71.	Circumferentially continuous and constrictable textile sleeve and method of construction thereof [half-functionally filled optimized shrinkable woven tube]	62357705	07/01/2016			Filed	Federal-Mogul Powertrain LLC
72.	Knit textile sleeve with self-sustaining expanded and contracted states and method of construction thereof	62361826	07/13/2016			Filed	Federal-Mogul Powertrain LLC
73.	Knit tubular protective sleeve and method of construction thereof	62366521	07/25/2016			Filed	Federal-Mogul Powertrain LLC
74.	Impact resistant, shrinkable woven tubular sleeve and method of construction thereof	62378968	08/24/2016			Filed	Federal-Mogul Powertrain LLC
75.	Impact resistant, shrinkable knitted tubular sleeve and method of construction thereof	62378992	08/24/2016			Filed	Federal-Mogul Powertrain LLC
76.	Impact resistant, shrinkable braided tubular sleeve and method of construction thereof	62379015	08/24/2016			Filed	Federal-Mogul Powertrain LLC
77.	Multi-cavity, shrinkable sleeve and method of construction thereof	62414518	10/28/2016			Filed	Federal-Mogul Powertrain LLC
78.	Grounding wrap and method of grounding a plurality of electrical cables therewith	62434225	12/14/2016			Filed	Federal-Mogul Powertrain LLC
79.	Braided electromagnetic interference protective sleeve and method of construction thereof [ultra-high expansion ratio light emi shielding braid]	62452681	01/31/2017			Filed	Federal-Mogul Powertrain LLC
80.	Woven sleeve with integral attachment loops and method of construction thereof	62453143	02/01/2017			Filed	Federal-Mogul Powertrain LLC
81.	Thermally insulative, durable, reflective convoluted sleeve and method of construction thereof	62457041	02/09/2017			Filed	Federal-Mogul Powertrain LLC
82.	X1 blade with side locks on connecotr base	62371074	08/04/2016			Filed	Federal-Mogul Motorparts Corporation
83.	Improved tooling for friction material manufacture	62376464	08/18/2016			Filed	Federal-Mogul Motorparts Corporation
84.	Metalplastic connector base [3 base versions]	62408162	10/14/2016			Filed	Federal-Mogul Motorparts Corporation

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
85.	METALPLASTIC CONNECTOR BASE [19mm AND DENSO ADAPTER]	62408349	10/14/2016			Filed	Federal-Mogul Motorparts Corporation
86.	Connector slide locks	62419099	11/08/2016			Filed	Federal-Mogul Motorparts Corporation
87.	Alternatin step ensert for dust boots	62422682	11/16/2016			Filed	Federal-Mogul Motorparts Corporation
88.	Steel piston with metallurgically bonded bushing and method of manufacturing	62460252	02/17/2017			Filed	Federal-Mogul LLC
89.	FAST FIRING OF ALUMINA CERAMICS (Joint w Ceralink inventors: Dr. Holly Shulman and Morgana Fall NOT Saccoccia or Firstenberg)	62327484	04/26/2016			Filed	Federal-Mogul Ignition Company
90.	Spark plug with a suppressor that is formed at low temperature	62367319	07/27/2016			Filed	Federal-Mogul Ignition Company
91.	PISTON WITH THERMALLY INSULATING INSERT [INFUSED CERAMIC ADIABATIC PISTON (INCA)] combined with PA-50497	62318353	04/05/2016			Filed	Federal-Mogul LLC
92.	Piston with preformed asymmetric bowl geometry [monosteel lite with preformed asymmetric bowl geometries]	62325704	04/21/2016			Filed	Federal-Mogul LLC
93.	Piston construction method to reduce undercrown temperature	62339053	05/19/2016			Filed	Federal-Mogul LLC
94.	Radial shaft seal assembly with debris exclusion member and method of construction thereof	62398866	09/23/2016			Filed	Federal-Mogul LLC
95.	Copper infiltrated molybdenum andor tungsten base pm alloy for superior thermal conductivity	62400867	09/28/2016			Filed	Federal-Mogul LLC
96.	SELF-GENERATED PROTECTIVE ATMOSPHERE FOR LIQUID METALS (Joint wecole Polytechnique)	62409192	10/17/2016			Filed	Federal-Mogul LLC
97.	Free graphite containing powders [cast iron power (cip) development]	62409244	10/17/2016			Filed	Federal-Mogul LLC
98.	Thermometric powder metallurgy materials	62435280	12/16/2016			Filed	Federal-Mogul LLC
99.	Galleryless short compression insulated steel piston	62444721	01/10/2017			Filed	Federal-Mogul LLC
100.	Light ring assembly [periscope light ring]	62453597	02/02/2017			Filed	Federal-Mogul LLC
101.	Wrappable end fray resistent woven protective textile sleeve and method of construction thereof	14975129	12/18/2015			Filed	Federal-Mogul Powertrain LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
102.	TOOL FOR FIXING A TEXTILE SLEEVE ABOUT AN ELONGATE MEMBER TO BE PROTECTED AND METHOD OF USE THEREOF (see also 50549)	15282366	09/30/2016			Filed	Federal-Mogul Powertrain LLC
103.	Self-curling nonwoven sleeve and method of construction thereof [flexible quietwrap]	15297330	10/19/2016			Filed	Federal-Mogul Powertrain LLC
104.	Self-wrapping, braided textile sleeve with self-sustaining expanded and contracted states and method of construction thereof	15337472	10/28/2016			Filed	Federal-Mogul Powertrain LLC
105.	Braided textile sleeve with integrated opening and self-sustaining expanded and contracted states and method of construction thereof	15337750	10/28/2016			Filed	Federal-Mogul Powertrain LLC
106.	Braided textile sleeve with axially collapsible, anti-kinking feature and method of construction thereof	15348682	11/10/2016			Filed	Federal-Mogul Powertrain LLC
107.	Abrasion resistant textile sleeve, improved multifilament yarn therefor and methods of construction thereof	15409150	01/18/2017			Filed	Federal-Mogul Powertrain LLC
108.	Abrasion resistant braided textile sleeve and method of construction thereof	15411080	01/20/2017			Filed	Federal-Mogul Powertrain LLC
109.	Braided textile sleeve with self-sustaining expanded and contracted states and enhanced “as supplied” bulk configuration and methods of construction and supplying bulk lengths thereof	15428029	02/08/2017			Filed	Federal-Mogul Powertrain LLC
110.	BRAIDED, REFLECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF (related to 50483)	15530182	12/08/2016			Filed	Federal-Mogul Powertrain LLC
111.	Restricted swing angle bearing package	15057703	03/01/2016			Filed	Federal-Mogul Motorparts Corporation
112.	Ball joint assembly with floating lower bearing and radial ring bearing support	15070363	03/15/2016			Filed	Federal-Mogul Motorparts Corporation
113.	Vcab camber adjustment feature	15077164	03/22/2016			Filed	Federal-Mogul Motorparts Corporation
114.	Flange forming dust boot design with high flow grease relief passages and redundant sealing features	15077444	03/22/2016			Filed	Federal-Mogul Motorparts Corporation

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
115.	Socket assembly and method of making a socket assembly	15170600	06/01/2016			Filed	Federal-Mogul Motorparts Corporation
116.	Socket assembly and method of making a socket assembly	15178779	06/10/2016			Filed	Federal-Mogul Motorparts Corporation
117.	Sway bar linkage with bushing	15197168	06/29/2016			Filed	Federal-Mogul Motorparts Corporation
118.	Ball joint assembly	15209100	07/13/2016			Filed	Federal-Mogul Motorparts Corporation
119.	Ball joint assembly and method of making	15331254	10/21/2016			Filed	Federal-Mogul Motorparts Corporation
120.	Insulation layer on steel pistons without gallery	15436966	02/20/2017			Filed	Federal-Mogul LLC
121.	Air-free cap end design for corona ignition system	15271874	09/21/2016			Filed	Federal-Mogul Ignition Company
122.	Related to 41671 - SPARK PLUG HAVING IMPROVED GROUND ELECTRODE ORIENTATION AND METHOD OF FORMING	15417007	01/26/2017			Filed	Federal-Mogul Ignition Company
123.	High strength cast iron for cylinder liners	15071114	03/15/2016			Filed	Federal-Mogul LLC
124.	Teeter-totter oil ring (TTOR)	15131641	04/18/2016			Filed	Federal-Mogul LLC
125.	Clip unit and edge mounted light emitting diode (led) assembly comprising a clip unit	15180893	06/13/2016			Filed	Federal-Mogul LLC
126.	Boron doped ta-c coating for engine components	15185698	06/17/2016			Filed	Federal-Mogul LLC
127.	Polymer coating in cracked piston ring coating	15204264	07/07/2016			Filed	Federal-Mogul LLC
128.	Piston ring belt structural reinforcement via additive manufacturing	15227443	09/27/2016			Filed	Federal-Mogul LLC
129.	Static gasket and method of construction thereof	15274783	09/23/2016			Filed	Federal-Mogul LLC
130.	Method of forming a tubular member [combined roll-forming and spin-forming of metal powertrain components]	15275731	09/26/2016			Filed	Federal-Mogul LLC
131.	JV with Ecole Polytechnique - TREATMENT OF MELT FOR ATOMIZATION TECHNOLOGY	15295733	10/17/2016			Filed	Federal-Mogul LLC
132.	Radial shaft seal assembly with axially adaptive debris exclusion face lip and oil seal face lip	15296587	10/18/2016			Filed	Federal-Mogul LLC
133.	Isobaric piston assembly	15349820	11/11/2016			Filed	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
134.	Concept to reduce heat loss to piston using gas media	15352418	11/15/2016			Filed	Federal-Mogul LLC
135.	Thermally insulated steel piston crown and method of making using a ceramic coating	15354001	11/17/2016			Filed	Federal-Mogul LLC
136.	Thermally insulated engine component and method of making using a ceramic coating	15354080	11/17/2016			Filed	Federal-Mogul LLC
137.	Illumination assembly for a vehicle [light blade led optical coupler]	15356011	11/18/2016			Filed	Federal-Mogul LLC
138.	Piston and method of making a piston	15360060	11/23/2016			Filed	Federal-Mogul LLC
139.	Piston with sealed cooling gallery containing a thermally conductive composition [envirokool version 2.0 (super ekool)]	15364616	11/30/2016			Filed	Federal-Mogul LLC
140.	Bimetallic static gasket and method of construction thereof	15371426	12/07/2016			Filed	Federal-Mogul LLC
141.	Cylinder head gasket	15389798	12/23/2016			Filed	Federal-Mogul LLC
142.	Piston including a composite layer applied to metal substrate	15389862	12/23/2016			Filed	Federal-Mogul LLC
143.	Corona igniter with hermetic combustion seal on insulator inner diameter	15409694	01/19/2017			Filed	Federal-Mogul LLC
144.	Variable compression ratio connecting rod	15409928	01/19/2017			Filed	Federal-Mogul LLC
145.	Piston with cooling gallery radiator and method of construction thereof	15412457	01/23/2017			Filed	Federal-Mogul LLC
146.	Piston with anti coking design features (see 50422)	15414954	01/25/2017			Filed	Federal-Mogul LLC
147.	Illumination device for a vehicle [dual-color extruded snap-in light pipe]	15425492	02/06/2017			Filed	Federal-Mogul LLC
148.	Illumination device for providing directed light	15433800	02/15/2017			Filed	Federal-Mogul LLC
149.	Galleryless piston with improved pocket coating	15437631	02/21/2017			Filed	Federal-Mogul LLC
150.	Galleryless piston with connection to pockets [monosteel lite with connection to pockets over the pinbore]	15441659	02/24/2017			Filed	Federal-Mogul LLC
151.	Galleryless piston with slotted ring groove [monosteel lite with fully slotted 3rd groove]	15445317	02/28/2017			Filed	Federal-Mogul LLC
152.	Heat shield assembly for an exhaust system	14979416	12/27/2015			Filed	Federal-Mogul LLC
153.	Multi-layer gasket assembly	14988228	01/05/2016			Filed	Federal-Mogul LLC
154.	Piston, oil control ring therefor and method of construction thereof [mor - monorail oil control ring for hd engines]	14928870	10/30/2015			Filed	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
155.	Spark plug insulator	90013748	06/17/2016			Filed	Federal-Mogul World Wide, Inc.
156.	Disc pad design (part no. Oex785)	29538117	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
157.	Disc pad design (part no. Oex1363)	29538120	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
158.	Disc pad design (part no. Oex1084)	29538121	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
159.	Disc pad design (part no. Oex976)	29538122	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
160.	Disc pad design (part no. Oex1210)	29538126	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
161.	Disc pad design (part no. Oex1414)	29538129	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
162.	Disc pad design (part no. Oex1421)	29538130	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
163.	Disc pad design (part no. Oex1327)	29538133	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
164.	Disc pad design (part no. Oex1508)	29538135	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
165.	Disc pad design (part no. Oex1324)	29538136	09/01/2015			Filed	Federal-Mogul Motorparts Corporation
166.	A Socket Assembly With An Improved Boot	15263982	09/13/2016			Filed
167.	Ball Joint With Improved Upper Bearing And Method Of Constructions (Acetal)	15388135	12/22/2016			Filed
168.	Friction Lining And Brake Pad For A Braking System	15378961	12/14/2016			Filed
169.	Polywedge bearing for use with ball and socket	08847238	5/1/1997	5772337	6/30/1998	Granted	Federal-Mogul Chassis LLC
170.	Dry wedge ball and socket joint	08886768	7/2/1997	5904436	5/18/1999	Granted	Federal-Mogul Chassis LLC
171.	Ball joint with polymer housing	08893100	7/15/1997	5885022	3/23/1999	Granted	Federal-Mogul Chassis LLC
172.	Low-temperature barium/lead-free glaze for alumina ceramics	08971343	11/17/1997	5985473	11/16/1999	Granted	Federal-Mogul Ignition Company
173.	Hybrid distributed lighting system for a vehicle	09009836	1/20/1998	6168302	1/2/2001	Granted	Federal-Mogul Ignition Company
174.	Touch control switches for vehicles	09027809	2/23/1998	6013956	1/11/2000	Granted	Federal-Mogul Ignition Company
175.	Split taper bushing	09041651	3/13/1998	5961219	10/5/1999	Granted	Federal-Mogul Chassis LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
176.	Bearing set for a ball joint assembly	09041906	3/13/1998	6164861	12/26/2000	Granted	Federal-Mogul Chassis LLC
177.	Low torque ball and socket joint assembly	09052186	3/31/1998	6042293	3/28/2000	Granted	Federal-Mogul Chassis LLC
178.	Booted seal for a ball and socket joint	09053976	4/2/1998	6102604	8/15/2000	Granted	Federal-Mogul Chassis LLC
179.	Optical waveguide structures for vehicle lighting	09062766	4/20/1998	6193399	2/27/2001	Granted	Federal-Mogul Ignition Company
180.	Electrical connector with gasket abutting locking spacer	09064340	4/22/1998	6010364	1/4/2000	Granted	Federal-Mogul Ignition Company
181.	Insulator shield for spark plug	09065905	4/24/1998	6227164	5/8/2001	Granted	Federal-Mogul Ignition Company
182.	Independent wear indicator assembly for vehicular steering knuckles ball & socket joints and other similar devices	09067368	4/27/1998	6152637	11/28/2000	Granted	Federal-Mogul Chassis LLC
183.	Multi-layer engine bearings and method of manufacture	09070961	5/1/1998	6000853	12/14/1999	Granted	Federal-Mogul World Wide, Inc.
184.	Composite stud	09095542	6/10/1998	6059480	5/9/2000	Granted	Federal-Mogul Chassis LLC
185.	Optical waveguide structures	09109051	7/2/1998	6238074	5/29/2001	Granted	Federal-Mogul Ignition Company
186.	Piston having a tube to deliver oil for cooling a crown	09116165	7/16/1998	6032619	3/7/2000	Granted	Federal-Mogul World Wide, Inc.
187.	One-piece integral skirt piston and method of making the same	09123677	7/28/1998	6260472	8/4/2009	Granted	Federal-Mogul World Wide, Inc.
188.	Sealing a spark plug electrode	09133810	8/13/1998	6078131	6/20/2000	Granted	Federal-Mogul World Wide, Inc.
189.	Compact illuminator for distributed lighting system	09140281	8/26/1998	6260991	7/17/2001	Granted	Federal-Mogul Ignition Company
190.	Lamp socket	09149415	9/8/1998	5971814	10/26/1999	Granted	Federal-Mogul Ignition Company
191.	Optical waveguide assembly for vehicle door panel	09150672	9/10/1998	6217201	4/17/2001	Granted	Federal-Mogul Ignition Company
192.	Integral socket backplate	09154092	9/16/1998	6139334	10/31/2000	Granted	Federal-Mogul Ignition Company
193.	Step-up/running board optical waveguide illumination assembly	09157373	9/21/1998	6244734	6/12/2001	Granted	Federal-Mogul Ignition Company
194.	Cover-plate expansion assembly method	09167917	10/7/1998	6202280	3/20/2001	Granted	Federal-Mogul Motorparts Corporation
195.	Illuminated door handle for a vehicle	09168890	10/9/1998	6164805	12/26/2000	Granted	Federal-Mogul World Wide, Inc.
196.	Low profile waveguide system	09172610	10/15/1998	6430339	8/6/2002	Granted	Federal-Mogul World Wide, Inc.
197.	Application of precious metal to spark plug electrode	09175437	10/20/1998	6132277	10/17/2000	Granted	Federal-Mogul World Wide, Inc.
198.	Bolted articulated piston	09198297	11/23/1998	6182630	2/6/2001	Granted	Federal-Mogul World Wide, Inc.
199.	Optical waveguide structure with raised or embedded waveguides	09206306	12/7/1998	6139176	10/31/2000	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
200.	Windscreen wiper arm and method for manufacturing the windscreen wiper arm	09297681	9/9/1999	6216310	4/17/2001	Granted	Federal-Mogul World Wide, Inc.
201.	Insulator shield for spark plug	09330050	6/11/1999	6170458	1/9/2001	Granted	Federal-Mogul Ignition Company
202.	Multi-layer engine bearings and method of manufacture	09334837	6/17/1999	6178639	1/30/2001	Granted	Federal-Mogul World Wide, Inc.
203.	Vehicular puddle light	09342974	6/30/1999	6502970	1/7/2003	Granted	Federal-Mogul World Wide, Inc.
204.	Fastener assembly with vibration isolating features	09375735	8/17/1999	6227784	5/8/2001	Granted	Federal-Mogul World Wide, Inc.
205.	Bearing having multilayer overlay and method of manufacture	09433689	11/4/1999	6312579	11/6/2001	Granted	Federal-Mogul World Wide, Inc.
206.	Illuminated cup holder assembly	09457212	12/8/1999	6234439	5/22/2001	Granted	Federal-Mogul World Wide, Inc.
207.	Sleeved dust cover	09469801	12/22/1999	6536779	3/25/2003	Granted	Federal-Mogul Chassis LLC
208.	Gage assembly and method	09470349	12/22/1999	6298570	10/9/2001	Granted	Federal-Mogul Chassis LLC
209.	Gage assembly and method	09473260	12/27/1999	6269545	8/7/2001	Granted	Federal-Mogul Chassis LLC
210.	Piston sleeve	09520111	3/7/2000	6357400	3/19/2002	Granted	Federal-Mogul World Wide, Inc.
211.	Keyed waveguide assembly and method for making same	09521124	3/7/2000	6431717	8/13/2002	Granted	Federal-Mogul World Wide, Inc.
212.	Angled idc lamp socket assembly	09548508	4/13/2000	6250970	6/26/2001	Granted	Federal-Mogul Ignition Company
213.	Compliant pivot socket for automotive steering	09566288	5/5/2000	6413003	7/2/2002	Granted	Federal-Mogul World Wide, Inc.
214.	Anchor post non-articulating idler socket joint	09579647	5/26/2000	6371682	4/16/2002	Granted	Federal-Mogul Chassis LLC
215.	Metal gasket with cold formed stopper	09592969	6/13/2000	7059609	6/13/2006	Granted	Federal-Mogul World Wide, Inc.
216.	Ignition device having a firing tip formed from a yttrium-stabilized platinum-tungsten alloy	09626759	7/27/2000	6412465	7/2/2002	Granted	Federal-Mogul World Wide, Inc.
217.	Apparatus and method for re-shaping brake cores	09633432	8/7/2000	6345427	2/12/2002	Granted	Federal-Mogul World Wide, Inc.
218.	Method for expanding a cover plate	09681305	3/15/2001	6532665	3/18/2003	Granted	Federal-Mogul World Wide, Inc. and Federal-Mogul LLC
219.	Dual gallery piston	09684127	10/6/2000	6477941	11/12/2002	Granted	Federal-Mogul World Wide, Inc.
220.	Vehicle side mirror assembly with integral illumination and signal lighting	09693392	10/20/2000	6685325	2/3/2004	Granted	Federal-Mogul World Wide, Inc.
221.	Vehicle center console with interior illumination	09705427	11/4/2000	6419379	7/16/2002	Granted	Federal-Mogul World Wide, Inc.
222.	Ball joint cover	09742863	12/20/2000	6439795	8/27/2002	Granted	Federal-Mogul World Wide, Inc. and Federal-Mogul LLC
223.	Piston having uncoupled skirt	09749705	12/27/2000	6588320	7/8/2003	Granted	Federal-Mogul World Wide, Inc.
224.	Flange bearing	09760875	1/16/2001	6481895	11/19/2002	Granted	Federal-Mogul World Wide, Inc.
225.	Electronically controlled axle assembly	09771683	1/30/2001	6461267	10/8/2002	Granted	Federal-Mogul Chassis LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
226.	Waveguide illumination assembly for an automobile license plate	09813662	3/21/2001	6471379	10/29/2002	Granted	Federal-Mogul World Wide, Inc.
227.	Gasket with dynamic joint motion control	09824449	4/2/2001	6499743	12/31/2002	Granted	Federal-Mogul World Wide, Inc.
228.	Threaded conversion kit for replacement ball joints	09828063	4/5/2001	6550120	4/22/2003	Granted	Federal-Mogul Chassis LLC
229.	Optical waveguide structures	09828741	4/9/2001	6554462	4/29/2003	Granted	Federal-Mogul Ignition Company
230.	High articulation dust boot for ball joint	09874951	6/5/2001	6644671	11/11/2003	Granted	Federal-Mogul Chassis LLC
231.	Bearing socket liner for ball joint	09887851	6/22/2001	6505990	1/14/2003	Granted	Federal-Mogul Chassis LLC
232.	Waveguide assembly for laterally-directed illumination in a vehicle lighting system	09889445	7/12/2001	6594417	7/15/2003	Granted	Federal-Mogul World Wide, Inc.
233.	Monobloc piston for diesel engines	09939195	8/24/2001	6526871	3/4/2003	Granted	Federal-Mogul World Wide, Inc.
234.	Device and method for closing movable socket assemblies by expanding solid cover plates	09948005	9/6/2001	6619873	9/16/2003	Granted	Federal-Mogul World Wide, Inc.
235.	Compliant pivot socket for automotive steering	09954743	9/18/2001	6454484	9/24/2002	Granted	Federal Mogul World Wide, Inc.
236.	Cylinder liner for diesel engines with egr and method of manufacture	09954810	9/18/2001	6588408	7/8/2003	Granted	Federal-Mogul World Wide, Inc.
237.	Ferrous pistons for diesel engines having egr coating	09954842	9/18/2001	6606983	8/19/2003	Granted	Federal-Mogul World Wide, Inc.
238.	Cylinder liner having egr coating	09954903	9/18/2001	6508240	1/21/2003	Granted	Federal-Mogul World Wide, Inc.
239.	Compliant pivot socket for automotive steering	09955001	9/18/2001	6439794	8/27/2002	Granted	Federal Mogul World Wide, Inc.
240.	Bearing having multilayer overlay and method of manufacture	09957317	9/19/2001	6609830	8/26/2003	Granted	Federal Mogul World Wide, Inc.
241.	Closed gallery piston having reinforced oil hole	09957703	9/19/2001	6491013	12/10/2002	Granted	Federal-Mogul World Wide, Inc.
242.	Closed gallery piston having con rod lubrication	09957704	9/19/2001	6539910	4/1/2003	Granted	Federal-Mogul World Wide, Inc.
243.	Closed gallery piston having pin bore lubrication	09957716	9/19/2001	6513477	2/4/2003	Granted	Federal-Mogul World Wide, Inc.
244.	Multi-axially forged piston	09981414	10/17/2001	6840155	1/11/2005	Granted	Federal-Mogul World Wide, Inc.
245.	Combustion stopper seal	10004071	10/25/2001	7017918	3/28/2006	Granted	Federal-Mogul World Wide, Inc.
246.	Spiral wound cylinder head gasket	10037052	11/1/2001	6708983	3/23/2004	Granted	Federal-Mogul World Wide, Inc.
247.	Engine cover with integrated ignition system	10056266	1/25/2002	6494193	12/17/2002	Granted	Federal-Mogul World Wide, Inc.
248.	Illuminating waveguide	10092335	3/6/2002	6915062	7/5/2005	Granted	Federal-Mogul World Wide, Inc.
249.	Illuminated interior article system utilizing a y-branch waveguide	10097697	3/13/2002	6733166	5/11/2004	Granted	Federal-Mogul World Wide, Inc.
250.	Heavy-duty flat wiper blade assembly	10103477	3/21/2002	6766553	7/27/2004	Granted	Federal-Mogul World Wide, Inc.
251.	Cylinder head gasket having reinforced combustion seal	10105519	3/25/2002	6669204	12/30/2003	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
252.	High machinability iron base sintered alloy for valve seat inserts	10135817	4/30/2002	6679932	1/20/2004	Granted	Federal-Mogul World Wide, Inc.
253.	Integrated lamp holder, reflector, and plug terminal arrangement for automotive lighting applications	10139406	5/6/2002	6773151	8/10/2004	Granted	Federal-Mogul World Wide, Inc.
254.	Energy absorber	10142017	5/9/2002	6705669	3/16/2004	Granted	Federal-Mogul Powertrain LLC
255.	Red incandescent automotive lamp and method of making the same	10144017	5/13/2002	6906464	6/14/2005	Granted	Federal-Mogul World Wide, Inc.
256.	Electronic tilt switch and integrated light module	10144108	5/13/2002	6858835	2/22/2005	Granted	Federal-Mogul World Wide, Inc.
257.	Automotive steering compliant pivot socket with tapered head	10145683	5/15/2002	6676325	1/13/2004	Granted	Federal-Mogul World Wide, Inc.
258.	Metal plate gasket	10158814	5/31/2002	6682079	1/27/2004	Granted	Federal-Mogul World Wide, Inc.
259.	Method of manufacturing a composite seal	10191945	7/9/2002	6620361	9/16/2003	Granted	Federal-Mogul World Wide, Inc.
260.	Thermally insulative sleeve	10213022	8/6/2002	6610928	8/26/2003	Granted	Federal-Mogul World Wide, Inc.
261.	Dual gallery piston	10217854	8/12/2002	6651549	11/25/2003	Granted	Federal Mogul World Wide, Inc.
262.	Preassembly tool	10245084	9/17/2002	7000585	2/21/2006	Granted	Federal-Mogul World Wide, Inc.
263.	Monobloc piston	10253785	9/24/2002	6862976	3/8/2005	Granted	Federal-Mogul World Wide, Inc.
264.	Closed gallery monobloc piston having oil drainage groove	10253786	9/24/2002	6557514	5/6/2003	Granted	Federal-Mogul World Wide, Inc.
265.	Lead-free bearing	10265953	10/7/2002	6746154	6/8/2004	Granted	Federal-Mogul World Wide, Inc.
266.	Cylinder liner	10268820	10/10/2002	6722320	4/20/2004	Granted	Federal-Mogul World Wide, Inc.
267.	Multiple layer powder metal bearings	10272054	10/15/2002	6787100	9/7/2004	Granted	Federal-Mogul World Wide, Inc.
268.	Brake rotor mill balance clamping apparatus	10273958	10/18/2002	6575030	6/10/2003	Granted	Federal-Mogul World Wide, Inc.
269.	Knit convolute protective sleeve	10277297	10/22/2002	6711920	3/30/2004	Granted	Federal-Mogul World Wide, Inc.
270.	Light collectors with angled input surfaces for use in an illumination system	10287999	11/5/2002	6915039	7/5/2005	Granted	Federal-Mogul World Wide, Inc.
271.	Molded gasket	10289891	11/7/2002	6722660	4/20/2004	Granted	Federal-Mogul World Wide, Inc.
272.	High friction brake shoe assembly	10336080	1/3/2003	6860368	3/1/2005	Granted	Federal-Mogul World Wide, Inc.
273.	Bonded ptfe radial shaft seal	10366253	2/13/2003	6988733	1/24/2006	Granted	Federal-Mogul World Wide, Inc.
274.	Slide adjustment system for brake rotor testing gauges	10369153	2/18/2003	6874380	4/5/2005	Granted	Federal-Mogul World Wide, Inc.
275.	High strength crack-resistant armor material in a cylinder head gasket	10373401	2/24/2003	6921084	7/26/2005	Granted	Federal-Mogul World Wide, Inc.
276.	Cylinder liner having modified combustion seal and method	10373913	2/25/2003	6931705	8/23/2005	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
277.	Ignition device having an electrode formed from an iridium-based alloy	10390075	3/17/2003	6885136	4/26/2005	Granted	Federal Mogul World Wide, Inc. and Johnson Matthey Public Limited Company
278.	High temperature lamp	10392501	3/20/2003	6815878	11/9/2004	Granted	Federal-Mogul World Wide, Inc.
279.	Shaft seal	10394272	3/21/2003	7055828	6/6/2006	Granted	Federal-Mogul World Wide, Inc.
280.	Flange bearing	10412799	4/11/2003	6921210	7/26/2005	Granted	Federal-Mogul World Wide, Inc.
281.	Method and apparatus for electrochemical machining	10442472	5/21/2003	7175752	2/13/2007	Granted	Federal-Mogul World Wide, Inc.
282.	Multiple layer insulating sleeve	10600944	6/20/2003	6978643	12/27/2005	Granted	Federal-Mogul World Wide, Inc.
283.	Gasket coating containing chemically exfoliated vermiculite	10642903	8/18/2003	7135519	11/14/2006	Granted	Federal-Mogul LLC
284.	Gasket for fuel injector	10649024	8/27/2003	6866026	3/15/2005	Granted	Federal Mogul World Wide, Inc.
285.	Monobloc piston having open floor	10700657	11/4/2003	6990890	1/31/2006	Granted	Federal-Mogul World Wide, Inc.
286.	Piston and method of manufacture	10701274	11/4/2003	6825450	11/30/2004	Granted	Federal-Mogul World Wide, Inc.
287.	Spark plug having a multi-tiered center wire assembly	10701890	11/5/2003	7019448	3/28/2006	Granted	Federal-Mogul World Wide, Inc.
288.	Spark plug with ground electrode having mechanically locked precious metal feature	10702378	11/5/2003	7011560	3/14/2006	Granted	Federal-Mogul World Wide, Inc.
289.	Metal plate gasket	10718935	11/20/2003	7114254	10/3/2006	Granted	Federal-Mogul World Wide, Inc.
290.	Lead-free bearing	10730308	12/8/2003	6854183	2/15/2005	Granted	Federal-Mogul World Wide, Inc.
291.	Flexible insulating sleeve	10733596	12/11/2003	7410550	8/12/2008	Granted	Federal-Mogul Powertrain LLC
292.	Piston and method of manufacture	10735798	12/12/2003	7005620	2/28/2006	Granted	Federal-Mogul World Wide, Inc.
293.	Laser welded multi-layered steel gasket assembly	10756591	1/13/2004	7200932	4/10/2007	Granted	Federal-Mogul World Wide, Inc.
294.	Elastomeric hinged seal	10757919	1/15/2004	7100924	9/5/2006	Granted	Federal-Mogul World Wide, Inc.
295.	Universal joint washer baffle	10760053	1/16/2004	7037199	5/2/2006	Granted	Federal-Mogul World Wide, Inc.
296.	Wrist pin	10770930	2/3/2004	7024981	4/11/2006	Granted	Federal-Mogul World Wide, Inc.
297.	Method of injection molding a gasket	10775430	2/10/2004	6942827	9/13/2005	Granted	Federal-Mogul World Wide, Inc.
298.	Multi-branch junction overwrap	10791230	3/2/2004	6960722	11/1/2005	Granted	Federal-Mogul World Wide, Inc.
299.	Method of manufacturing a flat wiper blade assembly	10797336	3/10/2004	7210228	5/1/2007	Granted	Federal Mogul World Wide, Inc.
300.	Shaft seal assembly with retaining ring and washer	10800456	3/15/2004	7147229	12/12/2006	Granted	Federal-Mogul World Wide, Inc.
301.	Suspension joint bearing	10802641	3/16/2004	7344311	3/18/2008	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
302.	Metal split bearing compression load ball joint	10813242	3/30/2004	8047739	11/1/2011	Granted	Federal-Mogul World Wide, Inc.
303.	Laminated carrier gasket with off-set elastomeric sealing	10848784	5/19/2004	7048279	5/23/2006	Granted	Federal-Mogul World Wide, Inc.
304.	Multi-axially forged piston	10899959	7/27/2004	7870669	1/18/2011	Granted	Federal-Mogul LLC
305.	Seal assembly	10901497	7/28/2004	7213814	5/8/2007	Granted	Federal-Mogul World Wide, Inc.
306.	Thrust bearing assembly	10915985	8/11/2004	7134793	11/14/2006	Granted	Federal-Mogul World Wide, Inc.
307.	Outgassing shield for lamp socket	10920517	8/18/2004	7121900	10/17/2006	Granted	Federal-Mogul Ignition Company
308.	Heat treating assembly and method	10935546	9/7/2004	7259351	8/21/2007	Granted	Federal-Mogul World Wide, Inc.
309.	Vehicular lamp and retainer assembly for interior applications	10945217	9/20/2004	7607807	10/27/2009	Granted	Federal Mogul World Wide, Inc.
310.	Wiring harness with integrated component heat shield	10956550	10/1/2004	7216622	5/15/2007	Granted	Federal-Mogul World Wide, Inc.
311.	Vehicle interior lighting systems using electroluminescent panels	10967117	10/15/2004	RE42340 Reissue of 6464381	5/10/2011	Granted	Federal-Mogul World Wide, Inc.
312.	Coaxial twin spark plug	10969492	10/20/2004	7443088	10/28/2008	Granted	Federal-Mogul World Wide, Inc.
313.	Ceramic with improved high temperature electrical properties for use as a spark plug insulator	10984135	11/9/2004	7169723	1/30/2007	Granted	Federal-Mogul World Wide, Inc.
314.	Thrust washer and method of manufacture	10987014	11/12/2004	7258489	8/21/2007	Granted	Federal-Mogul World Wide, Inc.
315.	Zero radial play idler arm bracket bearing	11006269	12/7/2004	7390126	6/24/2008	Granted	Federal-Mogul Chassis LLC
316.	Bearing having embedded hard particle layer and overlay and method of manufacture	11006273	12/7/2004	7229699	6/12/2007	Granted	Federal-Mogul World Wide, Inc.
317.	Push-on screw-off attachment device	11018700	12/21/2004	7207762	4/24/2007	Granted	Federal-Mogul World Wide, Inc.
318.	Forged knurled socket housing and method of manufacture	11018765	12/21/2004	7080539	7/25/2006	Granted	Federal-Mogul World Wide, Inc.
319.	Wiring junction block	11032512	1/10/2005	7147521	12/12/2006	Granted	Federal-Mogul World Wide, Inc.
320.	Metal gasket with rigid seal	11032738	1/11/2005	7401790	7/22/2008	Granted	Federal-Mogul World Wide, Inc.
321.	Lamp assembly having variable focus and directionality	11054900	2/10/2005	7220029	5/22/2007	Granted	Federal-Mogul World Wide, Inc.
322.	Low-friction pull tape	11063321	2/22/2005	7188642	3/13/2007	Granted	Federal-Mogul World Wide, Inc.
323.	High strength steel cylinder liner for diesel engine	11079032	3/14/2005	7726273	6/1/2010	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
324.	Projector lamp headlight with chromatic aberration correction	11102012	4/8/2005	7175323	2/13/2007	Granted	Federal-Mogul World Wide, Inc.
325.	Diffraction method for measuring thickness of a workpart	11135469	5/23/2005	7400417	7/15/2008	Granted	Federal-Mogul World Wide, Inc.
326.	Thrust bearing	11141895	6/1/2005	7354199	4/8/2008	Granted	Federal-Mogul World Wide, Inc.
327.	Gasket for sealing multiple fluids	11146735	6/7/2005	7887063	2/15/2011	Granted	Federal-Mogul World Wide, Inc.
328.	Cylinder head gasket with one-way coolant flow valve	11157539	6/21/2005	7137361	11/21/2006	Granted	Federal-Mogul World Wide, Inc.
329.	Interchangeable flashlight-cargo lamp system	11169031	6/28/2005	7300189	11/27/2007	Granted	Federal-Mogul World Wide, Inc.
330.	Method of making a sliding bearing	11169032	6/28/2005	7458158	12/2/2008	Granted	Federal-Mogul World Wide, Inc.
331.	Vehicular lighting fixture with non-directional dispersion of light	11182092	7/15/2005	7575349	8/18/2009	Granted	Federal-Mogul World Wide, Inc.
332.	One piece cast steel monobloc piston	11185413	7/20/2005	7406941	8/5/2008	Granted	Federal-Mogul World Wide, Inc.
333.	Self-curling sleeve	11185589	7/20/2005	7216678	5/15/2007	Granted	Federal-Mogul World Wide, Inc.
334.	Gasket assembly having isolated compression limiting device	11193810	7/29/2005	7306235	7/3/2012	Granted	Federal-Mogul World Wide, Inc.
335.	Manifold gasket having pushrod guide	11193812	7/29/2005	7302925	6/26/2012	Granted	Federal-Mogul World Wide, Inc.
336.	Vented disc brake rotor	11206889	8/18/2005	8668058	3/11/2014	Granted	Federal-Mogul World Wide, Inc.
337.	Ambiance lighting system with temperature responsive variable color output	11214195	8/29/2005	7344277	3/18/2008	Granted	Federal-Mogul World Wide, Inc.
338.	Radial seal and method of making	11224362	9/12/2005	8480092	7/9/2013	Granted	Federal-Mogul World Wide, Inc.
339.	Anti-cavitation diesel cylinder liner	11225523	9/13/2005	7146939	12/12/2006	Granted	Federal-Mogul World Wide, Inc.
340.	Monobloc piston having open floor	11237463	9/28/2005	7143685	12/5/2006	Granted	Federal-Mogul World Wide, Inc.
341.	Active matrix electrochemical machining apparatus and method	11241206	9/30/2005	7867374	1/11/2011	Granted	Federal-Mogul World Wide, Inc.
342.	Phosphor reactive instrument panel and gauges	11257628	10/25/2005	7216997	5/15/2007	Granted	Federal-Mogul World Wide, Inc.
343.	Fabrication of topical stopper on mls gasket by active matrix electrochemical deposition	11277544	3/27/2006	7655126	2/2/2010	Granted	Federal-Mogul World Wide, Inc.
344.	Sensor assembly and sensing system for sensing human tissue in a protected area of a machine	11293943	12/5/2005	7525222	4/28/2009	Granted	Federal-Mogul World Wide, Inc.
345.	Heat shield for engine mount	11316313	12/21/2005	7171940	2/6/2007	Granted	Federal-Mogul World Wide, Inc.
346.	Method of setting the pre-load for a ball socket joint	11332886	1/17/2006	7644500	1/12/2010	Granted	Federal-Mogul World Wide, Inc.
347.	Led light module assembly	11354674	2/15/2006	7284882	10/23/2007	Granted	Federal-Mogul World Wide, Inc.
348.	Universal joint	11366131	3/2/2006	7179172	2/20/2007	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
349.	Protective sheath with integral biased flap closure	11375326	3/14/2006	7442875	10/28/2008	Granted	Federal-Mogul World Wide, Inc.
350.	Hybrid orbiting spindle for shaping non-circular holes	11391879	3/29/2006	7568409	8/4/2009	Granted	Federal Mogul World-Wide Inc.
351.	Gasket and method of forming a seal therewith	11405306	4/17/2006	7862049	1/4/2011	Granted	Federal-Mogul World Wide, Inc.
352.	Shaft seal having integrated removal feature	11412471	4/27/2006	7347424	3/25/2008	Granted	Federal-Mogul World Wide, Inc.
353.	Forged knurled socket housing	11422746	6/7/2006	7802940	9/28/2010	Granted	Federal-Mogul World Wide, Inc.
354.	Thermal oxidation protective surface for steel pistons	11431297	5/10/2006	7458358	12/2/2008	Granted	Federal Mogul World Wide, Inc.
355.	Coated power cylinder components for diesel engines	11439353	5/22/2006	7383807	6/10/2008	Granted	Federal-Mogul World Wide, Inc.
356.	Spark plug with tapered fired-in suppressor seal	11454995	6/16/2006	7443089	10/28/2008	Granted	Federal Mogul World Wide, Inc.
357.	Ignition device having a reflowed firing tip and method of construction	11500850	8/8/2006	7851984	12/14/2010	Granted	Federal-Mogul World Wide, Inc.
358.	Dust boot with grease channel	11510326	8/25/2006	7704007	4/27/2010	Granted	Federal-Mogul World Wide, Inc.
359.	Dust boot with grease relief passage	11510327	8/25/2006	7670078	3/2/2010	Granted	Federal-Mogul World Wide, Inc.
360.	Extension spark plug	11516920	9/6/2006	7768183	8/3/2010	Granted	Federal Mogul World Wide, Inc.
361.	Cone adaptor for ball joint studs, tie rods, sway bar links and the like	11533186	9/19/2006	7393152	7/1/2008	Granted	Federal Mogul World Wide, Inc.
362.	Spark plug with welded sleeve on electrode	11534718	9/25/2006	7521849	4/21/2009	Granted	Federal Mogul World Wide, Inc.
363.	Molded lamp socket	11553193	10/26/2006	8480275	7/9/2013	Granted	Federal-Mogul World Wide, Inc.
364.	Method and apparatus for electrochemical machining	11554198	10/30/2006	7850831	12/14/2010	Granted	Federal Mogul World Wide, Inc.
365.	Lamp assembly having a socket made from high temperature plastic	11561045	11/17/2006	7604386	10/20/2009	Granted	Federal-Mogul World Wide, Inc.
366.	Method of forming a spark plug with multi-layer firing tip	11602028	11/20/2006	7581304	9/1/2009	Granted	Federal-Mogul World Wide, Inc.
367.	Spark plug with multi-layer firing tip	11602146	11/20/2006	7521850	4/21/2009	Granted	Federal-Mogul World Wide, Inc.
368.	Spark plug with multi-layer firing tip	11602169	11/20/2006	7671521	3/2/2010	Granted	Federal-Mogul World Wide, Inc.
369.	Spark plug having a ceramic insulator with improved high temperature electrical properties	11611946	12/18/2006	7799717	9/21/2010	Granted	Federal-Mogul World Wide, Inc.
370.	Self-curling knitted sleeve and method of fabrication	11616983	12/28/2006	7395680	7/8/2008	Granted	Federal-Mogul LLC and Federal-Mogul World Wide, Inc.
371.	Self-adhesive protective substrate	11617686	12/28/2006	8455080	6/4/2013	Granted	Federal-Mogul World Wide, Inc.
372.	Heat shield having locating and retention features	11619736	1/4/2007	8186325	5/29/2012	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
373.	Ignition device having an electrode with a platinum firing tip and method of construction	11624272	1/18/2007	7923909	4/12/2011	Granted	Federal-Mogul World Wide, Inc.
374.	Ceramic with improved high temperature electrical properties for use as a spark plug insulator	11642210	12/20/2006	7858547	12/28/2010	Granted	Federal-Mogul World Wide, Inc.
375.	Fabric for end fray resistance and protective sleeves formed therewith and methods of construction	11654943	1/18/2007	8273429	9/25/2012	Granted	Federal-Mogul World Wide, Inc.
376.	Laser welded multi-layered steel gasket assembly	11679955	2/28/2007	7374176	5/20/2008	Granted	Federal-Mogul World Wide, Inc.
377.	Protective sleeve fabricated with hybrid yarn having wire filaments and methods of construction	11684984	3/12/2007	7576286	8/18/2009	Granted	Federal-Mogul World Wide, Inc.
378.	Powder metal friciton stir welding tool and method of manufacture thereof	11689675	3/22/2007	7837082	11/23/2010	Granted	Federal-Mogul World Wide, Inc.
379.	Protection shield positioning assembly and positioning device therefor and method of use	11691541	3/27/2007	8263866	9/11/2012	Granted	Federal Mogul World Wide, Inc.
380.	Cylinder liner and methods construction thereof and improving engine performance therewith	11695638	4/3/2007	7438038	10/21/2008	Granted	Federal-Mogul World Wide, Inc.
381.	End fray solution for textile structure	11696043	4/3/2007	7858164	12/28/2010	Granted	Federal-Mogul World Wide, Inc.
382.	Piston assembly and wrist pin therefor providing a method of controlling rotation of the wrist pin within corresponding piston pin bores and connecting rod wrist pin bore	11696278	4/4/2007	7603944	10/20/2009	Granted	Federal-Mogul World Wide, Inc.
383.	Spark plug having spark portion provided with a base material and a protective material	11697124	4/5/2007	7569979	8/4/2009	Granted	Federal-Mogul World Wide, Inc.
384.	Non-woven self-wrapping acoustic sleeve and method of construction thereof	11697836	4/9/2007	7523532	4/28/2009	Granted	Federal-Mogul World Wide, Inc.
385.	Low profile textile wire bundler sleeve	11712650	3/1/2007	7600539	10/13/2009	Granted	Federal-Mogul LLC and Federal Mogul World Wide, Inc.
386.	Spark plug	11745736	5/8/2007	7598661	10/6/2009	Granted	Federal-Mogul World Wide, Inc.
387.	Spark plug with an improved seal	11763786	6/15/2007	7969077	6/28/2011	Granted	Federal-Mogul World Wide, Inc.
388.	Electrode for an ignition device	11764528	6/18/2007	7823556	11/2/2010	Granted	Federal-Mogul World Wide, Inc.
389.	Small diameter/long reach spark plug with rimmed hemispherical sparking tip	11765032	6/19/2007	7589460	9/15/2009	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
390.	Small diameter/long reach spark plug with improved insulator design	11765051	6/19/2007	7573185	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
391.	Small diameter/long reach spark plug	11765060	6/19/2007	7508121	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
392.	Spark plug with fine wire ground electrode	11765179	6/19/2007	7808165	10/5/2010	Granted	Federal-Mogul World Wide, Inc.
393.	Cylinder liner and method construction thereof	11766898	6/22/2007	7617805	11/17/2009	Granted	Federal-Mogul World Wide, Inc.
394.	Sleeve bearing assembly and method of construction	11769354	6/27/2007	8152380	4/10/2012	Granted	Federal-Mogul World Wide, Inc.
395.	Articulated piston skirt	11772869	7/3/2007	7383808	6/10/2008	Granted	Federal-Mogul World Wide, Inc.
396.	Metal gasket	11773200	7/3/2007	7708842	5/4/2010	Granted	Federal-Mogul World Wide, Inc.
397.	Radial seal and method of making	11774233	7/6/2007	8029714	10/4/2011	Granted	Federal-Mogul World Wide, Inc.
398.	One piece shell high thread spark plug	11833810	8/3/2007	7795791	9/14/2010	Granted	Federal-Mogul World Wide, Inc.
399.	Small end con rod guidance piston	11835489	8/8/2007	7647911	1/19/2010	Granted	Federal-Mogul World Wide, Inc.
400.	Lateral sealing gasket and method	11839056	8/15/2007	7828302	11/9/2010	Granted	Federal-Mogul World Wide, Inc.
401.	Unitized seal assembly having soft retention and debris expulsion features	11853861	9/12/2007	7909333	3/22/2011	Granted	Federal Mogul World Wide, Inc.
402.	Two-piece connector for flat blade windshield wiper	11858641	9/20/2007	7523522	4/28/2009	Granted	Federal-Mogul World Wide, Inc.
403.	Contour flat blade packaging design	11859319	9/21/2007	7690509	4/6/2010	Granted	Federal-Mogul World Wide, Inc.
404.	Flame-retardant compound and method of forming a continuous material therefrom	11859428	9/21/2007	8268916	9/18/2012	Granted	Federal-Mogul World Wide, Inc.
405.	Ignition device having an induction welded and laser weld reinforced firing tip and method of construction	11861834	9/26/2007	8026654	9/27/2011	Granted	Federal-Mogul World Wide, Inc.
406.	Lightweight armor and methods of making	11862441	9/27/2007	8689671	4/8/2014	Granted	Federal-Mogul World Wide, Inc.
407.	Wiring system	11872207	10/15/2007	7690950	4/6/2010	Granted	Federal-Mogul World Wide, Inc.
408.	Manifold gasket having pushrod guide	11877362	10/23/2007	8292303	10/23/2012	Granted	Federal-Mogul World Wide, Inc.
409.	Wiper arm assembly having a locking catch	11877929	10/24/2007	7996952	8/16/2011	Granted	Federal-Mogul World Wide, Inc.
410.	Wiper arm assembly having a locking member	11923311	10/24/2007	8037569	10/18/2011	Granted	Federal-Mogul World Wide, Inc.
411.	Wiper arm assembly having a locking tab	11926229	10/29/2007	7971313	7/5/2011	Granted	Federal-Mogul World Wide, Inc.
412.	Wiper arm assembly having locking surfaces	11926344	10/29/2007	8042219	10/25/2011	Granted	Federal-Mogul World Wide, Inc.
413.	Wiper arm assembly having locking arms	11926543	10/29/2007	7992249	8/9/2011	Granted	Federal-Mogul World Wide, Inc.
414.	Gasket assembly having isolated compression limiting device	11927221	10/29/2007	8720906	5/13/2014	Granted	Federal-Mogul LLC
415.	Multi-branch junction overwrap	11933767	11/1/2007	RE41348	5/25/2010	Granted	Federal Mogul World Wide, Inc.
416.	Static gasket	11936409	11/7/2007	7806413	10/5/2010	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
417.	Static gasket	11936489	11/7/2007	7866670	1/11/2011	Granted	Federal-Mogul World Wide, Inc.
418.	Transitional lighting system for vehicle interior	11936995	11/8/2007	7800483	9/21/2010	Granted	Federal-Mogul World Wide, Inc.
419.	Piston having twisted skirt panels	11937276	11/8/2007	7895937	3/1/2011	Granted	Federal-Mogul World Wide, Inc.
420.	Vented socket	11938549	11/12/2007	7618275	11/17/2009	Granted	Federal-Mogul LLC
421.	Nonwoven panel and method of construction thereof	11971484	1/9/2008	7744143	6/29/2010	Granted	Federal Mogul Powertrain LLC
422.	Shaft seal having integrated removal feature	12019752	1/25/2008	8011671	9/6/2011	Granted	Federal-Mogul World Wide, Inc.
423.	Piston with pin bore lubrication features	12019817	1/25/2008	7845269	12/7/2010	Granted	Federal-Mogul World Wide, Inc.
424.	Multi-use container for engine maintenance kit	12022232	1/30/2008	9243750	1/26/2016	Granted	Federal-Mogul LLC
425.	Metallic cylinder head gasket	12023339	1/31/2008	8100409	1/24/2012	Granted	Federal-Mogul World Wide, Inc.
426.	Method of aligning a thrust bearing	12030384	2/13/2008	8042272	10/25/2011	Granted	Federal-Mogul World Wide, Inc.
427.	14 mm extension spark plug	12044155	3/7/2008	7825573	11/2/2010	Granted	Federal-Mogul Ignition Company
428.	Dynamic shaft seal and method of installation thereof	12044252	3/7/2008	8052152	11/8/2011	Granted	Federal Mogul Corporation
429.	Metal gasket	12045215	3/10/2008	8470098	6/25/2013	Granted	Federal-Mogul LLC
430.	Process and apparatus for plating articles	12092185	10/13/2008	8057644	11/15/2011	Granted	Federal-Mogul World Wide, Inc.
431.	Piston mold assembly and method of constructing a piston therewith	12102379	4/14/2008	7891403	2/22/2011	Granted	Federal-Mogul Powertrain LLC
432.	Small-diameter spark plug with resistive seal	12121821	5/16/2008	8013502	9/6/2011	Granted	Federal-Mogul LLC
433.	Ball joint assembly and method of making	12124215	5/21/2008	9476447	10/25/2016	Granted	Federal-Mogul Powertrain LLC
434.	Spoilerless flat wiper blade assembly	12124623	5/21/2008	7992248	8/9/2011	Granted	Federal-Mogul LLC
435.	Piston and internal combustion engine therewith and method of constructing the piston	12138660	6/13/2008	8020530	9/20/2011	Granted	Federal-Mogul LLC
436.	Cone adaptor for ball joint studs, tie rods, sway bar links and the like	12139177	6/13/2008	7837407	11/23/2010	Granted	Federal-Mogul World Wide, Inc.
437.	Zero radial play idler arm bracket bearing	12141590	6/18/2008	8770846	7/8/2014	Granted	Federal-Mogul Chassis LLC
438.	Method of making disc brake pads	12184455	8/1/2008	8151433	4/10/2012	Granted	Federal-Mogul Products, Inc.
439.	Brake pad	12184606	8/1/2008	8505698	8/13/2013	Granted	Federal-Mogul Products, Inc.
440.	Piston with a skirt having oil flow slots	12190256	8/12/2008	8042453	10/25/2011	Granted	Federal-Mogul LLC
441.	Electrical junction assembly for wiring harness	12194959	8/20/2008	8003888	8/23/2011	Granted	Federal-Mogul Ignition Company
442.	Thermal protection sleeve with knit thermal protection features and method of construction thereof	12196715	8/22/2008	7874184	1/25/2011	Granted	Federal-Mogul Powertrain LLC
443.	Ceramic electrode, ignition device therewith and methods of construction thereof	12200244	8/28/2008	8044561	10/25/2011	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
444.	Ceramic electrode and ignition device therewith	12201567	8/29/2008	7816845	10/19/2010	Granted	Federal Mogul Ignition Company
445.	Composite ceramic electrode and ignition device therewith	12201590	8/29/2008	8044565	10/25/2011	Granted	Federal-Mogul Ignition Company
446.	Molded electrical socket	12243245	10/1/2008	8342727	1/1/2013	Granted	Federal-Mogul Ignition Company
447.	Pinless piston and connecting rod assembly	12244355	10/2/2008	8100048	1/24/2012	Granted	Federal-Mogul LLC
448.	Friction material for brakes	12245253	10/3/2008	8172051	5/28/2013	Granted	Federal-Mogul Products, Inc.
449.	Non-contact labyrinth seal assembly and method of construction thereof	12273995	11/19/2008	8342535	1/1/2013	Granted	Federal-Mogul LLC and The Timken Company
450.	Multilayer protective textile sleeve and method of construction	12349264	1/6/2009	9028937	5/12/2015	Granted	Federal Mogul Powertrain LLC
451.	Electrode for an ignition device	12351240	1/9/2009	7707985	5/4/2010	Granted	Federal-Mogul World Wide, Inc.
452.	Multilayer static gasket with bead compression limiter	12370253	2/12/2009	8632077	1/21/2014	Granted	Federal-Mogul LLC
453.	Pivot socket with cartridge bearing and vehicle steering linkage therewith	12371051	2/13/2009	8342769	1/1/2013	Granted	Federal-Mogul LLC
454.	Ball joint with spacer cup	12372038	2/17/2009	7600940	10/13/2009	Granted	Federal-Mogul LLC
455.	Protective textile sleeve having high edge abrasion resistance and method of construction	12392156	2/25/2009	8701716	4/22/2014	Granted	Federal-Mogul Powertrain LLC
456.	Tie rod end with friction reducing coating	12399460	3/6/2009	8747012	6/10/2014	Granted	Federal-Mogul LLC
457.	Spark plug with multi-layer firing tip	12410847	3/25/2009	7948159	5/24/2011	Granted	Federal-Mogul World Wide, Inc.
458.	Non-woven self-wrapping acoustic sleeve and method of construction thereof	12410947	3/25/2009	7754301	7/13/2010	Granted	Federal-Mogul World Wide, Inc.
459.	Powdered metal alloy composition for wear and temperature resistance applications and method of producing same	12419683	4/7/2009	9546412	1/17/2017	Granted	Federal-Mogul LLC and La Corporation De L’ecole Polytechnique De Montreal
460.	Piston having a central cooling gallery with a contoured flange	12434713	5/4/2009	8065985	11/29/2011	Granted	Federal-Mogul LLC
461.	Powder metal ultrasonic welding tool and method of manufacture thereof	12435261	5/4/2009	8196797	6/12/2012	Granted	Federal-Mogul LLC
462.	Head lamp assembly and accent lighting therefor	12480188	6/8/2009	8066416	11/29/2011	Granted	Federal-Mogul Ignition Company
463.	Method of constructing a low torque shaft seal	12482562	6/11/2009	7959840	6/14/2011	Granted	Federal-Mogul LLC
464.	Wrist pin, connecting rod, piston and piston assembly therewith and methods of constructing and assembling the same	12488853	6/22/2009	8286607	10/16/2012	Granted	Federal-Mogul LLC
465.	Method of forming piston pin holes and boring system therefor	12490616	6/24/2009	8506215	8/13/2013	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
466.	Piston skirt with friction reducing oil recess and oil reservoir	12500291	7/9/2009	8356550	1/22/2013	Granted	Federal-Mogul LLC
467.	Ignition coil with spaced secondary sector windings	12541425	8/14/2009	7969268	6/28/2011	Granted	Federal Mogul Ignition Company
468.	Extension-type spark plug	12541442	8/14/2009	8164241	4/24/2012	Granted	Federal Mogul Ignition Company
469.	Self-wrapping textile sleeve with protective coating and method of construction thereof	12553231	9/3/2009	8747582	6/10/2014	Granted	Federal-Mogul Powertrain LLC
470.	Protective sleeve fabricated with hybrid yarn, hybrid yarn, and methods of construction thereof | protective sleeve fabricated with hybrid yard, hybrid yarn, and methods of construction thereof	12554454	9/4/2009	8283563	10/9/2012	Granted	Federal-Mogul Powertrain LLC
471.	Method for forming layered heating element for glow plug	12563625	9/21/2009	8079136	12/20/2011	Granted	Federal-Mogul World Wide, Inc.
472.	Substrate and rubber composition and method of making the composition	12571083	9/30/2009	8182646	5/22/2012	Granted	Federal-Mogul LLC
473.	Sheet metal joint	12573372	10/5/2009	8281475	10/9/2012	Granted	Federal-Mogul World Wide, Inc.
474.	Ignitor for air/fuel mixture and engine therewith and method of assembly thereof into a cylinder head	12573380	10/5/2009	8365710	2/5/2013	Granted	Federal-Mogul Ignition Company
475.	Iron-based sintered powder metal for wear resistant applications	12579772	10/15/2009	8257462	9/4/2012	Granted	Federal-Mogul LLC
476.	Spark plug having a plastic upper insulator and method of construction	12581539	10/19/2009	8680758	3/25/2014	Granted	Federal-Mogul Ignition Company
477.	Piston with a skirt having oil flow slots and method of construction thereof	12617772	11/13/2009	8474366	7/2/2013	Granted	Federal-Mogul LLC
478.	Concentric knurl ball joint	12630357	12/3/2009	9446644	9/20/2016	Granted	Federal-Mogul LLC
479.	Spark ignition device for an internal combustion engine and central electrode assembly therefor	12638597	12/15/2009	8707922	4/29/2014	Granted	Federal-Mogul Ignition Company
480.	Fabrication of topical stopper on head gasket by active matrix electrochemical deposition	12641772	12/18/2009	9163321	10/20/2015	Granted	Federal-Mogul World Wide, Inc.
481.	Reinforced dual gallery piston and method of construction	12646227	12/23/2009	8327537	12/11/2012	Granted	Federal-Mogul LLC
482.	Flexible ignitor assembly for air/fuel mixture and method of construction thereof	12685825	1/12/2010	8151781	4/10/2012	Granted	Federal Mogul Ignition Company
483.	Igniter system for igniting fuel	12686251	1/12/2010	8434443	5/7/2013	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
484.	Gasket for sealing multiple fluids	12688114	1/15/2010	8157269	4/17/2012	Granted	Federal-Mogul World Wide, Inc.
485.	Radial shaft seal, radial shaft seal assembly and method of installation	12695404	1/28/2010	8500130	8/6/2013	Granted	Federal-Mogul LLC
486.	Radial shaft seal, radial shaft seal assembly and method of installation	12695534	1/28/2010	8398089	3/19/2013	Granted	Federal-Mogul LLC
487.	Spark plug with combustion sensor	12696456	1/29/2010	8505366	8/13/2013	Granted	Federal-Mogul Ignition Company
488.	Spark plug with integral combustion sensor and engine component therewith	12696532	1/29/2010	8578762	11/12/2013	Granted	Federal-Mogul Ignition Company
489.	Multi-layered composite gasket	12699310	2/3/2010	8550469	10/8/2013	Granted	Federal-Mogul LLC
490.	Piston with central directional oil flow and wrist pin lubrication feature and method of construction thereof	12713814	2/26/2010	8616114	12/31/2013	Granted	Federal-Mogul LLC
491.	Wiring system and connector therefor	12719498	3/8/2010	7931506	4/26/2011	Granted	Federal-Mogul World Wide, Inc.
492.	Low torque shaft seal with improved seal element bond joint	12722109	3/11/2010	8505926	8/13/2013	Granted	Federal-Mogul LLC
493.	Radial shaft seal assembly with lubrication retention and debris exclusion feature and method of construction thereof	12725759	3/17/2010	8235391	8/7/2012	Granted	Federal-Mogul LLC
494.	Electrode for an ignition device	12726048	3/17/2010	7866294	1/11/2011	Granted	Federal-Mogul World Wide, Inc.
495.	Method of making an embossed metal gasket	12726591	3/18/2010	8177929	5/15/2012	Granted	Federal-Mogul World Wide, Inc.
496.	Spark ignition device with bridging ground electrode and method of construction thereof	12749570	3/30/2010	8237341	8/7/2012	Granted	Federal-Mogul Ignition Company
497.	Spark ignition device for an internal combustion engine, metal shell therefor and methods of construction thereof	12750775	3/31/2010	8853924	10/7/2014	Granted	Federal-Mogul Ignition Company
498.	Piston with crown cooling nozzle	12757391	4/9/2010	8430070	4/30/2013	Granted	Federal-Mogul LLC
499.	Corona tip insulator	12773608	5/4/2010	8464679	6/18/2013	Granted	Federal-Mogul LLC
500.	Corona ignition with self-tuning power amplifier	12777105	5/10/2010	8578902	11/12/2013	Granted	Federal-Mogul Ignition Company
501.	Spark ignition device and ground electrode therefor and methods of construction thereof	12780166	5/14/2010	8288930	10/16/2012	Granted	Federal-Mogul Ignition Company
502.	Distributed lighting assembly	12814711	6/14/2010	8616740	12/31/2013	Granted	Federal-Mogul LLC
503.	Ignition coil with energy storage and transformation	12816035	6/15/2010	8289117	10/16/2012	Granted	Federal-Mogul LLC
504.	Cylinder head gasket	12822392	6/24/2010			Pending; on appeal	Federal-Mogul LLC
505.	Multifunction wiper blade connector and assembly	12832134	7/8/2010	8341799	1/1/2013	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
506.	Spark plug including high temperature performance electrode	12837026	7/15/2010	8575829	11/5/2013	Granted	Federal-Mogul Ignition Company
507.	Tri-layer knit fabric, thermal protective members formed therefrom and methods of construction thereof	12838816	7/19/2010	8434333	5/7/2013	Granted	Federal-Mogul Powertrain LLC
508.	Piston assembly transportation and installation apparatus and methods of transporting and installing a piston assembly therewith	12849097	8/3/2010	8640314	2/4/2014	Granted	Federal-Mogul LLC
509.	Low thermal conductivity piston and method of construction thereof	12851654	8/6/2010	8863718	10/21/2014	Granted	Federal-Mogul LLC
510.	Bimetallic static gasket and method of construction thereof	12854626	8/11/2010	9518660	12/13/2016	Granted	Federal-Mogul LLC
511.	Spark plug including electrodes with low swelling rate and high corrosion resistance	12855229	8/12/2010	8288927	10/16/2012	Granted	Federal-Mogul Ignition Company
512.	Fire resistant textile sleeve and methods of construction thereof and providing fire protection therewith	12856919	8/16/2010			Pending	Federal Mogul Powertrain LLC
513.	Cylinder head gasket assembly	12859398	8/19/2010	8695986	4/15/2014	Granted	Federal-Mogul LLC
514.	Alumina ceramic for spark plug insulator	12869259	8/26/2010	8614542	12/24/2013	Granted	Federal-Mogul Ignition Company
515.	Monobloc piston with a low friction skirt	12869906	8/27/2010			Pending; on appeal	Federal-Mogul LLC
516.	Light assembly for a vehicle	12872951	8/31/2010	8235569	8/7/2012	Granted	Federal-Mogul LLC
517.	Dynamic radial shaft seal assembly with combination dust exclusion thrust pad	12886099	9/20/2010	8439363	5/14/2013	Granted	Federal-Mogul LLC
518.	Steel piston with cooling gallery and method of construction thereof	12896202	10/1/2010	8807109	8/19/2014	Granted	Federal-Mogul LLC
519.	Flexible textile sleeve with end fray resistant, protective coating and method of construction thereof	12900105	10/7/2010	9548596	1/17/2017	Granted	Federal Mogul Powertrain LLC
520.	Powder metal friction stir welding tool and method of manufacture thereof	12916685	11/1/2010	8157156	4/17/2012	Granted	Federal-Mogul World Wide, Inc.
521.	Low profile, wrappable elongate members spacer and method of maintaining elongate members in fixed, spaced relative relation	12942309	11/9/2010	9062802	6/23/2015	Granted	Federal Mogul Powertrain LLC
522.	Piston with blow-by feature and method of preventing catastrophic failure to an internal combustion engine	12943283	11/10/2010	8635943	1/28/2014	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
523.	Wrappable textile sleeve with integral attachment and closure device	12953788	11/24/2010	8367182	2/5/2013	Granted	Federal Mogul Powertrain LLC
524.	Electrode material for a spark plug	12954011	11/24/2010	8274203	9/25/2012	Granted	Federal-Mogul Ignition Company
525.	Spark plug with volume-stable electrode material	12954061	11/24/2010	8492963	7/23/2013	Granted	Federal-Mogul Ignition Company
526.	Spark plug with platinum-based electrode material	12954262	11/24/2010	8274204	9/25/2012	Granted	Federal-Mogul Ignition Company
527.	Ceramic with improved high temperature electrical properties for use as a spark plug insulator	12957757	12/1/2010	8012898	9/6/2011	Granted	Federal-Mogul World Wide, Inc.
528.	Gasket assembly with improved locating and retention pin and method of construction thereof	12972907	12/20/2010	8833771	9/16/2014	Granted	Federal-Mogul LLC
529.	Corona igniter with magnetic screening	13006555	1/14/2011	8839752	9/23/2014	Granted	Federal-Mogul LLC
530.	Piston mold assembly and method of constructing a piston therewith	13008250	1/18/2011	8235090	8/7/2012	Granted	Federal-Mogul Powertrain LLC
531.	Piston having twisted skirt panels	13010149	1/20/2011	8336446	12/25/2012	Granted	Federal-Mogul World Wide, Inc.
532.	Illuminated vehicle cup holder assembly	13018506	2/1/2011	8485680	7/16/2013	Granted	Federal-Mogul Ignition Company
533.	Illuminated monolithic cup holder assembly and method	13025237	2/11/2011	8585264	11/19/2013	Granted	Federal-Mogul Ignition Company
534.	Radial shaft seal, radial shaft seal assembly and method of installation	13042533	3/8/2011	9062773	6/23/2015	Granted	Federal-Mogul LLC
535.	Multi-spectral imaging system and method of surface inspection therewith	13052431	3/21/2011	9128036	9/8/2015	Granted	Federal-Mogul LLC
536.	Multilayer metal gasket with bead on stopper	13086481	4/14/2011			Pending	Federal-Mogul LLC
537.	Multilayer metal gasket	13091191	4/21/2011	8556271	10/15/2013	Granted	Federal-Mogul LLC
538.	Reduced profile lamp having enhanced illumination and method of construction thereof	13091198	4/21/2011	9168864	10/27/2015	Granted	Federal-Mogul Ignition Company
539.	Hydrodynamic seal with increased flexibility sealing element	13099474	5/3/2011	8459654	6/11/2013	Granted	Federal-Mogul LLC
540.	Non-woven, self-wrapping thermal sleeve and method of construction thereof	13104508	5/10/2011			Pending; on appeal	Federal Mogul Powertrain LLC
541.	Main bearing for engine with high belt load	13110482	5/18/2011	8608385	12/17/2013	Granted	Federal-Mogul LLC
542.	Steel piston with cooling gallery and method of construction thereof	13112772	5/20/2011			Pending	Federal-Mogul LLC
543.	Igniter assembly including arcing reduction features	13116269	5/26/2011	8890397	11/18/2014	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
544.	Technique for cylindrical part inner surface inspection	13153897	6/6/2011	9170210	10/27/2015	Granted	Federal-Mogul LLC
545.	Emi connector ferrule and assembly combination therewith	13160613	6/15/2011	8540531	9/24/2013	Granted	Federal Mogul Powertrain LLC
546.	Flame-retardant compound, continuous materials and products constructed therefrom and methods of manufacture thereof	13162006	6/16/2011	8697786	4/15/2014	Granted	Federal Mogul Powertrain LLC
547.	Radial shaft seal, radial shaft seal assembly and method of installation	13162646	6/17/2011	8556270	10/15/2013	Granted	Federal-Mogul LLC
548.	Method of forming a tubular member	13176835	7/6/2011	9452464	9/27/2016	Granted	Federal-Mogul LLC
549.	Method of assembling a wiper blade	13180618	7/12/2011	8720033	5/13/2014	Granted	Federal-Mogul LLC
550.	Method of constructing a wiper arm assembly having a locking arm	13181004	7/12/2011	8286321	10/16/2012	Granted	Federal-Mogul World Wide, Inc.
551.	Wiper arm assembly having a locking catch and method of construction	13190834	7/26/2011	8720035	5/13/2014	Granted	Federal-Mogul World Wide, Inc.
552.	Electrode material for use with a spark plug	13193121	7/28/2011	8436520	5/7/2013	Granted	Federal-Mogul Ignition Company
553.	Piston including a pair of cooling chambers	13197813	8/4/2011	8544441	10/1/2013	Granted	Federal-Mogul LLC
554.	Non-kinking self-wrapping woven sleeve and method of construction thereof	13210638	8/16/2011			Pending	Federal Mogul Powertrain LLC.
555.	Method of assembling a small-diameter spark plug with resistive seal	13211539	8/17/2011	8272909	9/25/2012	Granted	Federal-Mogul World Wide, Inc.
556.	Friction material for brakes	13212445	8/18/2011	8863917	10/21/2014	Granted	Federal-Mogul Products, Inc.
557.	Radial shaft seal with dust exclusion and hydrodynamic sealing feature	13215528	8/23/2011	8573602	11/5/2013	Granted	Federal-Mogul LLC
558.	Electrical arrangement of hybrid ignition device	13222616	8/31/2011	8749945	6/10/2014	Granted	Federal-Mogul Ignition Company
559.	Sleeve bearing assembly and method of construction	13224401	9/2/2011	8464427	6/18/2013	Granted	Federal-Mogul World Wide, Inc.
560.	Composite panel having bonded nonwoven and biodegradable resinous-fiber layers and method of construction thereof	13236960	9/20/2011			Pending	Federal Mogul Powertrain LLC and E2e Materials
561.	Led light module with light pipe and reflectors	13238083	9/21/2011	8727574	5/20/2014	Granted	Federal-Mogul LLC
562.	Method of manufacturing a wiper arm assembly having a locking member	13241866	9/23/2011	8443505	5/21/2013	Granted	Federal-Mogul World Wide, Inc.
563.	Ceramic electrode, ignition device therewith and methods of construction thereof	13243543	9/23/2011	8471450	6/25/2013	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
564.	Knit sleeve with knit barrier extension having a barrier therein and method of construction	13249667	9/30/2011	8505339	8/13/2013	Granted	Federal Mogul Powertrain LLC
565.	Multilayer gasket with segmented integral stopper feature	13267020	10/6/2011	8616557	12/31/2013	Granted	Federal-Mogul LLC
566.	Wear resistant lead free alloy sliding element method of making	13267406	10/6/2011			Pending; final rejection mailed	Federal-Mogul LLC
567.	Modular fracture plug and method of construction thereof	13273514	10/14/2011	9133698	9/15/2015	Granted	Federal-Mogul LLC
568.	Spark plug with ceramic electrode tip	13279418	10/24/2011	8614541	12/24/2013	Granted	Federal-Mogul Ignition Company
569.	Composite ceramic electrode and ignition device therewith	13279862	10/24/2011	8384279	2/26/2013	Granted	Federal-Mogul Ignition Company
570.	Led lamp assembly with heat sink	13281817	10/26/2011	8840291	9/23/2014	Granted	Federal-Mogul Ignition Company
571.	Non-thermal plasma ignition arc suppression	13283666	10/28/2011	8729782	5/20/2014	Granted	Federal-Mogul Ignition Company
572.	Radial shaft seal, radial shaft seal assembly and method of installation	13303242	11/23/2011	8950753	2/10/2015	Granted	Federal-Mogul LLC
573.	Piston with anti-carbon deposit coating and method of construction thereof	13304895	11/28/2011	9169800	10/27/2015	Granted	Federal-Mogul LLC
574.	Brake lining for a drum brake assembly	13307563	11/30/2011	8739947	6/3/2014	Granted	Federal-Mogul Products, Inc.
575.	Powder metal component impregnated with ceria and/or yttria and method of manufacture	13311123	12/5/2011	8962147	2/24/2015	Granted	Federal-Mogul LLC
576.	Integral lamp assembly and method of construction thereof	13316898	12/12/2011			Pending; on appeal	Federal-Mogul LLC
577.	Electron beam welded electrode for industrial spark plugs	13324054	12/13/2011	9028289	5/12/2015	Granted	Federal-Mogul Ignition Company
578.	Corona ignition device having asymmetric firing tip	13324069	12/13/2011	9103313	8/11/2015	Granted	Federal-Mogul Ignition Company
579.	Corona igniter having shaped insulator	13325362	12/14/2011	9041273	5/26/2015	Granted	Federal-Mogul Ignition Company
580.	Corona igniter with improved corona control	13325433	12/14/2011			Pending; on appeal	Federal-Mogul Ignition Company
581.	Corona igniter including ignition coil with improved isolation	13326897	12/15/2011	8638540	1/28/2014	Granted	Federal-Mogul Ignition Company
582.	Corona igniter having improved gap control	13339737	12/29/2011	8839753	9/23/2014	Granted	Federal-Mogul Ignition Company
583.	Ruthenium-based electrode material for a spark plug	13342709	1/3/2012	8471451	6/25/2013	Granted	Federal-Mogul Ignition Company
584.	Piston pin for heat dissipation	13345851	1/9/2012	9103441	8/11/2015	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
585.	Corona ignition system having selective enhanced arc formation	13349921	1/13/2012	8726871	5/20/2014	Granted	Federal-Mogul Ignition Company
586.	Spark plug having improved ground electrode orientation and method of forming	13350140	1/13/2012	8866369	10/21/2014	Granted	Federal-Mogul Ignition Company
587.	Corona igniter having controlled location of corona formation	13350456	1/13/2012	8844490	9/30/2014	Granted	Federal-Mogul Ignition Company
588.	Electrode material for a spark plug	13355891	1/23/2012	8575830	11/5/2013	Granted	Federal-Mogul Ignition Company
589.	Method of testing seal lip bond strength to metal substrate and apparatus therefor	13359721	1/27/2012	8919206	12/30/2014	Granted	Federal-Mogul LLC
590.	Gasket with a compression limiter	13362459	1/31/2012	9027935	5/12/2015	Granted	Federal-Mogul LLC
591.	Multilayer static gasket with secondary compression limiter	13363714	2/1/2012	8556272	10/15/2013	Granted	Federal-Mogul LLC
592.	Piston with enhanced cooling gallery	13370609	2/10/2012	8955486	2/17/2015	Granted	Federal-Mogul LLC
593.	Piston with enhanced cooling gallery	13370645	2/10/2012			Pending; Board of Appeals Decision Rendered	Federal-Mogul LLC
594.	Piston with supplemental cooling gallery and internal combustion engine therewith	13370695	2/10/2012	8662026	3/4/2014	Granted	Federal-Mogul LLC
595.	Piston and cooled piston ring therefor and method of construction thereof	13370744	2/10/2012	8955487	2/17/2015	Granted	Federal-Mogul LLC
596.	Corona igniter with improved energy efficiency	13402217	2/22/2012	8786392	7/22/2014	Granted	Federal-Mogul Ignition Company
597.	Electrode material for a spark plug	13402437	2/22/2012	8760044	6/24/2014	Granted	Federal-Mogul Ignition Company
598.	Static gasket with wire compression limiter	13404188	2/24/2012	8984750	3/24/2015	Granted	Federal-Mogul LLC
599.	Cylinder head gasket	13412139	3/5/2012	8950754	2/10/2015	Granted	Federal-Mogul LLC
600.	Flexible ignitor assembly for air/fuel mixture and method of construction thereof	13414129	3/7/2012	8474428	7/2/2013	Granted	Federal-Mogul Ignition Company
601.	Method of making disc brake pads	13421218	3/15/2012	8689421	4/8/2014	Granted	Federal-Mogul Products, Inc.
602.	Low torque radial shaft seal assembly	13423365	3/19/2012	8800996	8/12/2014	Granted	Federal-Mogul LLC
603.	Radial shaft seal with static and hydrodynamic sealing features	13426450	3/21/2012	9062774	6/23/2015	Granted	Federal-Mogul LLC
604.	Spark ignition device and ground electrode therefor and methods of construction thereof	13427043	3/22/2012	8896194	11/25/2014	Granted	Federal-Mogul Ignition Company
605.	Powder metal friction stir welding tool and method of manufacture thereof	13430022	3/26/2012	8534529	9/17/2013	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
606.	Wrist pin and method of reducing wear between members thereof, connecting rod, piston and methods of constructing same	13434700	3/29/2012	8539927	9/24/2013	Granted	Federal-Mogul LLC
607.	System and method for detecting arc formation in a corona discharge ignition system	13438116	4/3/2012	9181920	11/10/2015	Granted	Federal-Mogul Ignition Company
608.	System and method for controlling arc formation in a corona discharge ignition system	13438127	4/3/2012	8760067	6/24/2014	Granted	Federal-Mogul Ignition Company
609.	Piston and method of making a piston	13446683	4/13/2012			Pending	Federal-Mogul LLC
610.	Multilayer textile sleeve and method of construction thereof	13450021	4/18/2012			Pending	Federal-Mogul Powertrain LLC
611.	Substrate and rubber composition and method of making the composition	13461009	5/1/2012	9382451	7/5/2016	Granted	Federal-Mogul LLC
612.	Heat shield having locating and retention features	13469658	5/11/2012	8887687	11/18/2014	Granted	Federal-Mogul World Wide, Inc.
613.	Gasket with a compression limiter	13475025	5/18/2012	8752841	6/17/2014	Granted	Federal-Mogul LLC
614.	Powder metal ultrasonic welding tool and method of manufacture thereof	13476184	5/21/2012	8834595	9/16/2014	Granted	Federal-Mogul LLC
615.	Metal gasket	13488805	6/5/2012			Pending	Federal-Mogul LLC
616.	Shaft seal assembly	13492143	6/8/2012			Pending	Federal-Mogul LLC
617.	Germanium containing coating for inner surfaces of cylinder liners	13493215	6/11/2012	8919318	12/30/2014	Granted	Federal-Mogul LLC
618.	Coated textile sleeve and method of construction thereof	13523405	6/14/2012	8528456	9/10/2013	Granted	Federal-Mogul Powertrain LLC
619.	Spark plug electrode with nanocarbon enhanced copper core	13524054	6/15/2012	8482188	7/9/2013	Granted	Federal-Mogul Ignition Company
620.	High temperature resistant weft knit textile sleeve and method of construction thereof	13531768	6/25/2012			Pending	Federal-Mogul Powertrain LLC
621.	Electrode material for a spark plug	13533264	6/26/2012	8766519	7/1/2014	Granted	Federal-Mogul Ignition Company
622.	Corona igniter assembly including corona enhancing insulator geometry	13534251	6/27/2012	8749126	6/10/2014	Granted	Federal-Mogul Ignition Company
623.	Spark plug electrode configuration	13535505	6/28/2012	8519607	8/27/2013	Granted	Federal-Mogul Ignition Company
624.	Piston with an undercrown support feature	13538653	6/29/2012	9046053	6/2/2015	Granted	Federal-Mogul LLC
625.	Piston outer panel mold and method of constructing a piston and forming an undercut cooling gallery of a piston therewith	13544978	7/9/2012	8459332	6/11/2013	Granted	Federal-Mogul LLC
626.	Iron-based sintered powder metal for wear resistant applications	13566432	8/3/2012	8801828	8/12/2014	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
627.	Protection shield positioning assembly and positioning device therefor and method of use	13569775	8/8/2012	9157564	10/13/2015	Granted	Federal-Mogul World Wide, Inc.
628.	Corona igniter including temperature control features	13589617	8/20/2012	9010294	4/21/2015	Granted	Federal-Mogul Ignition Company
629.	Flexible green nonwoven battery cover and method of construction thereof	13592150	8/22/2012	9334591	5/10/2016	Granted	Federal-Mogul Powertrain LLC
630.	Radially collapsible and expandable textile sleeve and method of construction thereof	13592172	8/22/2012	8757215	6/24/2014	Granted	Federal-Mogul Powertrain LLC
631.	Fabric for end fray resistance and protective sleeves formed therewith and methods of construction	13593325	8/23/2012	8663766	3/4/2014	Granted	Federal-Mogul World Wide, Inc.
632.	Hammer union assembly, hammer union seal therefor and method of constructing a hammer union seal	13594765	8/24/2012	8833804	9/16/2014	Granted	Federal-Mogul LLC
633.	Spark plug including electrodes with low swelling rate and high corrosion resistance	13617237	9/14/2012	8816577	8/26/2014	Granted	Federal-Mogul Ignition Company
634.	Gasket assembly having isolated compression limiting device	13617651	9/14/2012	8733763	5/27/2014	Granted	Federal-Mogul LLC
635.	Spark ignition device and ground electrode therefor and methods of construction thereof	13620783	9/15/2012	8643262	2/4/2014	Granted	Federal-Mogul Ignition Company
636.	Spark ignition device and ground electrode therefor and methods of construction thereof	13620786	9/15/2012	8641467	2/4/2014	Granted	Federal-Mogul Ignition Company
637.	Spark plug having ground electrode tip attached to free end surface of ground electrode	13624316	9/21/2012	8569940	10/29/2013	Granted	Federal-Mogul Ignition Company
638.	Friction material tooling	13627120	9/26/2012	8974725	3/10/2015	Granted	Federal-Mogul Products, Inc.
639.	Textile sleeve with twisted hybrid fill yarn and method of construction thereof	13633528	10/2/2012	8875746	11/4/2014	Granted	Federal-Mogul Powertrain LLC
640.	Method of cutting tubular members and apparatus therefor	13644781	10/4/2012			Pending; on appeal	Federal-Mogul Powertrain LLC
641.	Method of cutting tubular members and apparatus therefor	13645097	10/4/2012	9333662	5/10/2016	Granted	Federal-Mogul Powertrain LLC
642.	Radial shaft seal assembly with snap in auxiliary member	13645303	10/4/2012	9394998	7/19/2016	Granted	Federal-Mogul LLC
643.	Low and high beam headlamp	13648541	10/10/2012	8950912	2/10/2015	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
644.	Spark plug electrode and spark plug manufacturing method	13659297	10/24/2012	9004969	4/14/2015	Granted	Federal-Mogul Ignition Company
645.	Radial shaft seal, radial shaft seal assembly and method of installation	13660766	10/25/2012	9175774	11/3/2015	Granted	Federal-Mogul LLC
646.	Piston assembly including a polymer coating with hard particles applied to sliding surfaces	13661597	10/26/2012			Pending; on appeal	Federal-Mogul LLC
647.	Coated piston and a method of making a coated piston	13664778	10/31/2012	8863720	10/21/2014	Granted	Federal-Mogul LLC
648.	Piston ring with a wear-resistant cobalt coating	13673546	11/9/2012	9334960	5/10/2016	Granted	Federal-Mogul LLC
649.	Piston having dual gallery, method of construction, and piston body portions thereof	13677022	11/14/2012	9334957	5/10/2016	Granted	Federal-Mogul LLC
650.	Windscreen wiper device	13678863	11/16/2012			Pending	Federal-Mogul LLC
651.	High modulus wear resistant gray cast iron for piston ring applications	13688802	11/29/2012	9091345	7/28/2015	Granted	Federal-Mogul LLC
652.	One-piece piston with improved combustion bowl rim region and method of manufacture	13708656	12/7/2012	9068531	6/30/2015	Granted	Federal-Mogul LLC
653.	Insulator strength by seat geometry	13709237	12/10/2012	8643263	2/4/2014	Granted	Federal-Mogul LLC
654.	Thermally resistant convoluted sleeve and method of construction thereof	13710148	12/10/2012	9297491	3/29/2016	Granted	Federal-Mogul Powertrain LLC
655.	Windscreen wiper device	13713173	12/13/2012	9481343	11/1/2016	Granted	Federal-Mogul LLC
656.	Windscreen wiper device	13714497	12/14/2012	9469276	10/18/2016	Granted	Federal-Mogul LLC
657.	Windscreen wiper device	13714662	12/14/2012			Pending	Federal-Mogul LLC
658.	Windscreen wiper device	13714742	12/14/2012			Pending	Federal-Mogul LLC
659.	Windscreen wiper device	13714800	12/14/2012	9333947	5/10/2016	Granted	Federal-Mogul LLC
660.	Windscreen wiper device	13714987	12/14/2012	8997304	4/7/2015	Granted	Federal-Mogul LLC
661.	Windscreen wiper device	13728280	12/27/2012	9180839	11/10/2015	Granted	Federal-Mogul LLC
662.	Elastomeric shaft seal formed without oven post curing	13748752	1/24/2013	9086150	7/21/2015	Granted	Federal-Mogul LLC
663.	Enhanced braided sleeve and method of construction thereof	13761049	2/6/2013	9394636	7/19/2016	Granted	Federal-Mogul Powertrain LLC
664.	Vehicle puddle lamp responsive to ground surface conditions	13761815	2/7/2013	8922388	12/30/2014	Granted	Federal-Mogul LLC
665.	Enhanced, lightweight acoustic scrim barrier	13764443	2/11/2013	9027706	5/12/2015	Granted	Federal-Mogul Powertrain LLC
666.	Piston ring for an internal combustion engine	13768196	2/15/2013			Pending	Federal-Mogul LLC
667.	Piston ring for an internal combustion engine	13768284	2/15/2013			Pending	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
668.	Piston ring for an internal combustion engine	13768355	2/15/2013	9316312	4/19/2016	Granted	Federal-Mogul LLC
669.	Piston ring for an internal combustion engine	13768435	2/15/2013			Pending	Federal-Mogul LLC
670.	Piston ring for an internal combustion engine	13768535	2/15/2013	9500280	11/22/2016	Granted	Federal-Mogul LLC
671.	Complex-shaped forged piston oil galleries	13769751	2/18/2013	9334958	5/10/2016	Granted	Federal-Mogul LLC
672.	Piston assembly for internal combustion engine	13772022	2/20/2013	9004037	4/14/2015	Granted	Federal-Mogul LLC
673.	Wrappable end fray resistant protective textile sleeve and method of construction thereof	13782813	3/1/2013	9091002	7/28/2015	Granted	Federal-Mogul Powertrain LLC
674.	Data collector for an internal engine component	13784015	3/4/2013	8844341	9/30/2014	Granted	Federal-Mogul LLC
675.	Piston with anti-carbon deposit coating and method of construction thereof	13786156	3/5/2013	9163579	10/20/2015	Granted	Federal-Mogul LLC
676.	Thermal spray applications using iron based alloy powder	13790466	3/8/2013			Pending	Federal-Mogul LLC and La Corporation De L’ecole Polytechnique De Montreal
677.	Self-curling non-woven sleeve and method of construction thereof	13793397	3/11/2013	9478954	10/25/2016	Granted	Federal-Mogul Powertrain LLC
678.	Engine piston	13795361	3/12/2013			Pending	Federal-Mogul LLC
679.	Emi shielding textile fabric, wrappable sleeve constructed therefrom and method of construction thereof	13801633	3/13/2013			Pending	Federal-Mogul Powertrain LLC
680.	Cylinder liners with adhesive metallic layers and methods of forming the cylinder liners	13801736	3/13/2013			Pending	Federal-Mogul LLC
681.	Self-wrapping emi shielding textile sleeve and method of construction thereof	13801889	3/13/2013	9277684	3/1/2016	Granted	Federal-Mogul Powertrain LLC
682.	End-fray resistant heat-shrinkable woven sleeve, assembly therewith and methods of construction thereof	13803225	3/14/2013			Pending	Federal-Mogul Powertrain LLC
683.	Multi-pattern headlamp assembly and system	13803337	3/14/2013	9108566	8/18/2015	Granted	Federal-Mogul LLC
684.	Control arm with socket	13804571	3/14/2013	8925944	1/6/2015	Granted	Federal-Mogul Products, Inc.
685.	Elastic sealing member radially inwardly of primary sealing bead	13804853	3/14/2013			Pending	Federal-Mogul LLC
686.	Low tension piston rings and method for manufacturing the same	13827255	3/14/2013	9261190	2/16/2016	Granted	Federal-Mogul LLC
687.	Multi-layer gasket	13827828	3/14/2013			Pending	Federal-Mogul LLC
688.	Hybrid ring welded cylinder head gasket	13828024	3/14/2013	8960682	2/24/2015	Granted	Federal-Mogul LLC
689.	Shrink-fit ceramic center electrode	13829405	3/14/2013	9030086	5/12/2015	Granted	Federal-Mogul Ignition Company
690.	Corrugated knit sleeve and method of construction thereof	13836299	3/15/2013	9062396	6/23/2015	Granted	Federal-Mogul Powertrain LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
691.	Flexible, abrasion resistant textile sleeve and method of construction thereof	13837136	3/15/2013	8925592	1/6/2015	Granted	Federal-Mogul Powertrain LLC
692.	Powder metal compositions for wear and temperature resistance applications and method of producing same	13837549	3/15/2013	9162285	10/20/2015	Granted	Federal-Mogul LLC and La Corporaiton De L’ecole Polytechnique De Montreal
693.	Corona ignition device with improved electrical performance	13843336	3/15/2013	9088136	7/21/2015	Granted	Federal-Mogul LLC
694.	Vehicle lamp socket assembly	13843570	3/15/2013	9347637	5/24/2016	Granted	Federal-Mogul LLC
695.	Self-locating light source module	13844536	3/15/2013	9285093	3/15/2016	Granted	Federal-Mogul LLC
696.	Electrode material for a spark plug	13870631	4/25/2013			Pending; on appeal	Federal-Mogul Ignition Company
697.	Method of making ruthenium-based material for spark plug electrode	13898016	5/20/2013	8890399	11/18/2014	Granted	Federal-Mogul Ignition Company
698.	Ceramic electrode, ignition device therewith and methods of construction thereof	13898898	5/21/2013	8901805	12/2/2014	Granted	Federal-Mogul Ignition Company
699.	Spark plug having a thin noble metal firing pad	13908255	6/3/2013	9130356	9/8/2015	Granted	Federal-Mogul Ignition Company
700.	Radial shaft seal and assembly therewith	13909874	6/4/2013	8955849	2/17/2015	Granted	Federal-Mogul LLC
701.	Method of manufacturing a ruthenium-based spark plug electrode material into a desired form and a ruthenium-based material for use in a spark plug	13922632	6/20/2013	8979606	3/17/2015	Granted	Federal-Mogul Ignition Company
702.	Metal gasket	13925038	6/24/2013			Pending	Federal-Mogul LLC
703.	Electrode material for a spark plug	13943423	7/16/2013	9231380	1/5/2016	Granted	Federal-Mogul Ignition Company
704.	Piston with oil cooling passage and method of construction thereof	13946866	7/19/2013	9062768	6/23/2015	Granted	Federal-Mogul LLC
705.	Wrappable protective sleeve with closure and locating feature and methods of construction and use thereof	13952441	7/26/2013			Pending	Federal-Mogul Powertrain LLC
706.	Spark plug with combustion sensor	13957025	8/1/2013	9304059	4/5/2016	Granted	Federal-Mogul Ignition Company
707.	Spark plug having firing pad	13962496	8/8/2013			Pending	Federal-Mogul Ignition Company
708.	Method of forming piston pin holes and boring system therefor	13963525	8/9/2013	8926239	1/6/2015	Granted	Federal-Mogul LLC
709.	Piston including a pair of cooling chambers	14013349	8/29/2013	8869768	10/28/2014	Granted	Federal-Mogul LLC
710.	Welding system for attaching firing tips to spark plug electrodes	14028269	9/16/2013	9573218	2/21/2017	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
711.	Wrist pin and method of reducing wear between members thereof, connecting rod, piston and methods of constructing same	14030291	9/18/2013	9353863	5/31/2016	Granted	Federal-Mogul LLC
712.	Steel piston with counter-bore design	14030530	9/18/2013	9291120	3/22/2016	Granted	Federal-Mogul LLC
713.	Ball joint with improved upper bearing and method of construction thereof	14036119	9/25/2013	9316250	4/19/2016	Granted	Federal-Mogul Products, Inc.
714.	Reduced compression height piston and piston assembly therewith and methods of construction thereof	14040259	9/27/2013	9127618	9/8/2015	Granted	Federal-Mogul LLC
715.	Wrappable laminated textile sleeve with enhanced flexibility and method of reducing cracking in a foil layer of a wrappable textile sleeve	14043663	10/1/2013			Pending	Federal-Mogul Powertrain LLC
716.	Piston assembly and method of making a piston	14049622	10/9/2013	9127616	9/8/2015	Granted	Federal-Mogul LLC
717.	Bi-material strip and a method of bonding strips of different materials together	14050501	10/10/2013	9108275	8/18/2015	Granted	Federal-Mogul LLC
718.	Chemical vapor deposition of wear resistant coatings onto piston ring running face, side face, and inner diameter in one coating run	14051696	10/11/2013			Pending	Federal-Mogul LLC
719.	Spark plug having firing pad	14056536	10/17/2013	9318879	4/19/2016	Granted	Federal-Mogul Ignition Company
720.	Powder resin layered nonwoven material and method of construction thereof	14070237	11/1/2013			Pending	Federal-Mogul Powertrain LLC
721.	Piston with a cooling gallery partially filled with a thermally conductive metal-containing composition	14070839	11/4/2013	9127619	9/8/2015	Granted	Federal-Mogul LLC
722.	Extruded insulator for spark plug and method of making the same	14076840	11/11/2013			Pending	Federal-Mogul Ignition Company
723.	High strength low friction engineered material for bearings and other applications	14085181	11/20/2013	9366290	6/14/2016	Granted	Federal-Mogul LLC
724.	Spark plug with ceramic electrode tip	14085293	11/20/2013	8933617	1/13/2015	Granted	Federal-Mogul Ignition Company
725.	Coaxial cable and method of construction thereof	14102180	12/10/2013			Pending	Federal-Mogul Powertrain LLC and Acome Societe Cooperative Et Participative Societe Anonyme Cooperative De Production A Capital Variable

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
726.	Multilayer static gasket with bead compression limiter	14108709	12/17/2013	8783692	7/22/2014	Granted	Federal-Mogul LLC
727.	Protective textile sleeve having high edge abrasion resistance and method of construction	14109601	12/17/2013	9228278	1/5/2016	Granted	Federal-Mogul Powertrain LLC
728.	Distributed lighting assembly	14132201	12/18/2013	9243780	1/26/2016	Granted	Federal-Mogul LLC
729.	Intra-event control strategy for corona ignition systems	14138228	12/23/2013	9466953	10/11/2016	Granted	Federal-Mogul Ignition Company
730.	Inter-event control strategy for corona ignition systems	14138249	12/23/2013	9318881	4/19/2016	Granted	Federal-Mogul Ignition Company
731.	Piston and method of making a piston	14159729	1/21/2014			Pending; on appeal	Federal-Mogul LLC
732.	Piston assembly transportation and installation apparatus and methods of transporting and installing a piston assembly therewith	14164535	1/27/2014	9297421	3/29/2016	Granted	Federal-Mogul LLC
733.	Spark plug having firing pad	14166145	1/28/2014	9041274	5/26/2015	Granted	Federal-Mogul Ignition Company
734.	Non-kinking self-wrapping woven sleeve and method of construction thereof	14172715	2/4/2014			Pending	Federal-Mogul Powertrain LLC
735.	Electrode core material for spark plugs	14173451	2/5/2014	9083156	7/14/2015	Granted	Federal-Mogul Ignition Company
736.	Cylinder head gasket with compression control features	14179934	2/13/2014	9243584	1/26/2016	Granted	Federal-Mogul LLC
737.	Cylinder head gasket for high load and motion applications	14179961	2/13/2014			Pending	Federal-Mogul LLC
738.	Method of capacitive discharge welding firing tip to spark plug electrode	14180745	2/14/2014	9130357	9/8/2015	Granted	Federal-Mogul Ignition Company
739.	Main seal for a heavy-duty vehicle wheel end assembly	14190199	2/26/2014			Pending	Federal-Mogul LLC and Hendrickson USA L.L.C.
740.	Method of manufacturing spark plug electrode material	14193914	2/28/2014	9130358	9/8/2015	Granted	Federal-Mogul Ignition Company
741.	Heat-shrunk textile sleeve with extended electro-functional yarn and method of construction thereof	14198288	3/5/2014	9290876	3/22/2016	Granted	Federal-Mogul Powertrain LLC
742.	Spark plug having multi-layer sparking component attached to ground electrode	14201335	3/7/2014	9368943	6/14/2016	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
743.	Wrappable textile sleeve with extendable electro-functional yarn leads and method of construction thereof	14203162	3/10/2014	9127381	9/8/2015	Granted	Federal-Mogul Powertrain LLC
744.	Spark plug with laser keyhole weld attaching ground electrode to shell	14204281	3/11/2014	9048635	6/2/2015	Granted	Federal-Mogul Ignition Company
745.	Wrappable textile sleeve having supplemental lace closure and method of construction thereof	14204294	3/11/2014			Pending	Federal-Mogul Powertrain LLC
746.	Spark plug and method of manufacturing the same	14206121	3/12/2014	8937427	1/20/2015	Granted	Federal-Mogul Ignition Company
747.	Wear resistant piston ring coating	14208135	3/13/2014			Pending	Federal-Mogul LLC
748.	Piston and method of construction thereof	14209201	3/13/2014	9212621	12/15/2015	Granted	Federal-Mogul LLC
749.	Warp knit wrappable sleeve with extendable electro-functional yarns and method of construction thereof	14209340	3/13/2014			Pending	Federal-Mogul Powertrain LLC
750.	Self-wrappable eptfe textile sleeve and method of construction thereof	14209563	3/13/2014			Pending	Federal-Mogul Powertrain LLC
751.	Vehicle brake lighting	14210636	3/14/2014			Pending	Federal-Mogul LLC
752.	High voltage connection sealing method for corona ignition coil	14215375	3/17/2014			Pending	Federal-Mogul Ignition Company
753.	Wear protection features for corona igniter	14215540	3/17/2014			Pending	Federal-Mogul Ignition Company
754.	Engine spacer plate gasket	14215796	3/17/2014	9441574	9/13/2016	Granted	Federal-Mogul LLC
755.	Method for drying seal materials for ignition devices	14216094	3/17/2014			Pending	Federal-Mogul Ignition Company
756.	Moldable nonwoven having high strength to weight ratio for structural components and method of construction thereof	14216444	3/17/2014			Pending	Federal-Mogul Powertrain LLC
757.	Scavenger pump seal and radial shaft seal assembly therewith	14216640	3/17/2014			Pending	Federal-Mogul LLC
758.	Spark ignition device for an internal combustion engine and central electrode assembly therefore	14223216	3/24/2014			Pending	Federal-Mogul Ignition Company
759.	Wear resistant lead free alloy bushing and method of making	14223513	3/24/2014			Pending	Federal-Mogul LLC
760.	Piston made using additive manufacturing techniques	14245138	4/4/2014			Pending	Federal-Mogul LLC
761.	Windscreen wiper device	14252296	4/14/2014			Pending	Federal-Mogul LLC
762.	Corona ignition with hermetic combustion seal	14269448	5/5/2014			Pending	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
763.	Corona ignition system having selective enhanced arc formation	14271817	5/7/2014	8869766	10/28/2014	Granted	Federal-Mogul Ignition Company
764.	Self-wrapping textile sleeve with protective coating and method of construction thereof	14278798	5/15/2014	9336924	5/10/2016	Granted	Federal-Mogul Powertrain LLC
765.	Wrapped textile sleeve with bonded closure mechanism nad method of construction thereof	14288795	5/28/2014			Pending	Federal-Mogul Powertrain LLC
766.	Windscreen wiper device	14290609	5/29/2014	9586560	3/7/2017	Granted	Federal-Mogul LLC
767.	Static gasket and method of construction thereof	14300694	6/10/2014			Pending	Federal-Mogul LLC
768.	Distribution of corona igniter power signal	14307796	6/18/2014	9525274	12/20/2016	Granted	Federal-Mogul Ignition Company
769.	Iron-based sintered powder metal for wear resistant applications	14308030	6/18/2014			Pending	Federal-Mogul LLC
770.	Cylinder head gaskets with push-rod eyelets	14331972	7/15/2014	9482179	11/1/2016	Granted	Federal-Mogul LLC
771.	Cylinder liner with bonding layer	14332586	7/16/2014	9316173	4/19/2016	Granted	Federal-Mogul LLC
772.	Protective sleeve with bonded wire filaments and methods of construction thereof	14333342	7/16/2014	9307685	4/5/2016	Granted	Federal-Mogul Powertrain LLC
773.	Dust boot for a moveable joint	14339282	7/23/2014			Pending; final rejection	Federal-Mogul Products, Inc.
774.	Reinforced wrappable protective textile sleeve and method of construction thereof	14340691	7/25/2014			Pending	Federal-Mogul Powertrain LLC
775.	Ceramic for ignition device insulator with low relative permittivity	14452802	8/6/2014	9054502	6/9/2015	Granted	Federal-Mogul Ignition Company
776.	Piston ring	14453849	8/7/2014	9423028	8/23/2016	Granted	Federal-Mogul LLC
777.	Shaft seal assembly with exclusion pump dust lip	14459702	8/14/2014	9458937	10/4/2016	Granted	Federal-Mogul LLC
778.	Steel piston with cooling gallery and method of construction thereof	14459929	8/14/2014			Pending	Federal-Mogul LLC
779.	Multi-layer gasket assembly	14462836	8/19/2014			Pending	Federal-Mogul LLC
780.	Multi-layer gasket assembly	14464161	8/20/2014			Pending	Federal-Mogul LLC
781.	Wrappable multi-layer heat shield	14468858	8/26/2014			Pending	Federal Mogul Powertrain LLC
782.	Protective textile sleeve with hot melt fixation, end fray prevention layer and methods of construction and application thereof	14468997	8/26/2014			Pending	Federal-Mogul Powertrain LLC
783.	Hybrid induction welding process applied to piston manufacturing	14470200	8/27/2014			Pending	Federal-Mogul LLC
784.	Double welded steel piston with full skirt	14471069	8/28/2014			Pending	Federal-Mogul LLC
785.	Coatingless cylinder head gasket	14482230	9/10/2014	9127621	9/8/2015	Granted	Federal-Mogul LLC
786.	High surface area fiber and method of construction thereof	14484369	9/12/2014			Pending	Federal-Mogul Powertrain LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
787.	Gasket assembly with improved locating and retention pin and method of construction thereof	14484680	9/12/2014			Pending	Federal-Mogul Motorparts Corporation
788.	Powder metal ultrasonic welding tool and method of manufacture thereof	14484812	9/12/2014	9302323	4/5/2016	Granted	Federal-Mogul LLC
789.	Optical coupler for vehicle lighting systems	14485078	9/12/2014	9340151	5/17/2016	Granted	Federal-Mogul LLC
790.	Hot gasket with stainless steel	14486145	9/15/2014	9175637	11/3/2015	Granted	Federal-Mogul LLC
791.	Pinless piston with gallery	14487498	9/16/2014	9303584	4/5/2016	Granted	Federal-Mogul LLC
792.	Waveguide for controlled light distribution	14495867	9/24/2014			Pending	Federal-Mogul LLC
793.	Spark plug having improved ground electrode orientation and method of forming	14518166	10/20/2014	9236713	1/12/2016	Granted	Federal-Mogul LLC
794.	Ceramic electrode including a perovskite or spinel structure for an ignition device and method of manufacturing	14526862	10/29/2014	9231381	1/5/2016	Granted	Federal-Mogul Ignition Company
795.	Rear windscreen wiper device	14534820	11/6/2014			Pending	Federal-Mogul Motorparts Corporation
796.	Windscreen wiper device	14535073	11/6/2014			Pending	Federal-Mogul Motorparts Corporation
797.	Monolithic, galleryless piston and method of construction thereof	14535839	11/7/2014			Pending	Federal-Mogul LLC
798.	Igniter assembly including arcing reduction features	14540861	11/13/2014			Pending	Federal-Mogul Ignition Company
799.	Spiral wrapped nonwoven sleeve and method of construction thereof	14550621	11/21/2014			Pending	Federal Mogul Powertrain LLC
800.	Ball joint assembly	14559233	12/3/2014	9291195	3/22/2016	Granted	Federal-Mogul Motorparts Corporation
801.	Flexible, abrasion resistant textile sleeve and method of construction thereof	14559832	12/3/2014	9404204	8/2/2016	Granted	Federal-Mogul Powertrain LLC
802.	Tubular protective sleeve with curl resistant knit ends and method of construction thereof	14563786	12/8/2014			Pending	Federal-Mogul Powertrain LLC
803.	Concurrent method for resonant frequency detection in corona ignition systems	14568266	12/12/2014			Pending	Federal-Mogul Ignition Company
804.	Relay-mod method to drive corona ignition system	14568330	12/12/2014			Pending	Federal-Mogul Ignition Company
805.	Non-invasive method for resonant frequency detection in corona ignition systems	14568438	12/12/2014			Pending	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
806.	Windscreen wiper device	14572101	12/16/2014			Pending	Federal-Mogul Motorparts Corporation
807.	Length adjuster and clamping mechanism for a steering mechanism	14576472	12/19/2014	9227661	1/5/2016	Granted	Federal-Mogul Motorparts Corporation
808.	Spark plug with ceramic electrode tip	14577174	12/19/2014	9219351	12/22/2015	Granted	Federal-Mogul Ignition Company
809.	Ball joint assembly for a control arm	14580572	12/23/2014	9327570	5/3/2016	Granted	Federal-Mogul Motorparts Corporation
810.	Gasket component with half-stop and method of manufacturing	14598547	1/16/2015			Pending	Federal-Mogul LLC
811.	Piston with abradable coating to generate appropriate contact geometry on running surface	14613603	2/4/2015			Pending	Federal-Mogul LLC
812.	Non-contact labyrinth seal assembly and method of construction thereof	14622809	2/13/2015	9291272	3/22/2016	Granted	Federal-Mogul LLC and The Timken Company
813.	Non-kinking wrapple knit sleeve and method of construction thereof	14627462	2/20/2015			Pending	Federal-Mogul Powertrain LLC
814.	Cylinder head gasket	14633946	2/27/2015	9528466	12/27/2016	Granted	Federal-Mogul LLC
815.	Braided textile sleeve with self-sustaining expanded and contracted states and method of construction thereof	14634216	2/27/2015			Pending	Federal-Mogul Powertrain LLC
816.	One-piece piston featuring additive machining produced combustion bowl rim and cooling gallery	14635348	3/2/2015			Pending	Federal-Mogul LLC
817.	Flexible, abrasion resistant woven textile sleeve and method of construction thereof	14636662	3/3/2015	9416469	8/16/2016	Granted	Federal-Mogul Powertrain LLC
818.	Ball joint assembly for a control arm	14637707	3/4/2015			Pending	Federal-Mogul Motorparts Corporation
819.	Knit emi shield and method of construction thereof	14643638	3/10/2015			Pending	Federal-Mogul Powertrain LLC
820.	Double wall self-contained liner	14661520	3/18/2015			Pending	Federal-Mogul LLC
821.	Static gasket with wire compression limiter	14665178	3/23/2015			Pending	Federal-Mogul LLC
822.	Windscreen wiper device	14680602	4/7/2015			Pending	Federal-Mogul LLC
823.	Design of zero oil cooled (zoc) piston incorporating heat pipe technology	14682649	4/9/2015			Pending	Federal-Mogul LLC
824.	Coated sliding element	14693194	4/22/2015	9551419	1/24/2017	Granted	Federal-Mogul LLC
825.	Spark plug having firing pad	14698339	4/28/2015	9231379	1/5/2016	Granted	Federal-Mogul Ignition Company
826.	Steel piston with filled gallery	14700654	4/30/2015			Pending	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
827.	Micro-perforated reflective textile sleeve and method of construction thereof	14701875	5/1/2015			Pending	Federal-Mogul Powertrain LLC
828.	Gasket with a compression limiter	14708922	5/11/2015			Pending	Federal-Mogul LLC
829.	Electrode beam welded spark plugs for industrial electrodes	14709004	5/11/2015			Pending	Federal-Mogul Ignition Company
830.	Shrink fit ceramic center electrode	14709094	5/11/2015	9502865	11/22/2016	Granted	Federal-Mogul Ignition Company
831.	Windscreen wiper device	14710745	5/13/2015			Pending	Federal-Mogul Motorparts Corporation
832.	Applying polymer coating connecting rod surfaces for reduced wear	14710918	5/13/2015			Pending	Federal-Mogul LLC
833.	Clutch piston assembly	14717178	5/20/2015			Pending	Federal-Mogul LLC
834.	Movable joint assembly	14718715	5/21/2015			Pending	Federal-Mogul Motorparts Corporation
835.	Low profile, wrappable elongate members spacer and method of maintaining elongate members in fixed, spaced relative relation	14733031	6/8/2015			Pending	Federal Mogul Powertrain LLC
836.	Disc brake pad for a vehicle	14737885	6/12/2015			Pending	Federal-Mogul Motorparts Corporation
837.	High modulus wear resistant gray cast iron for piston ring applications	14741678	6/17/2015	9316313	4/19/2016	Granted	Federal-Mogul LLC
838.	Elastomeric shaft seal formed without oven post curing	14741737	6/17/2015			Pending	Federal-Mogul LLC
839.	Power generator for piston instrumentation	14743221	6/18/2015			Pending	Federal-Mogul LLC
840.	Cylinder head gasket with compression limiter and full bead loading	14746202	6/22/2015			Pending	Federal-Mogul LLC
841.	Wrappable abrasion resistant, reflective thermal protective textile sleeve and method of construction thereof	14801175	7/16/2015			Pending	Federal-Mogul Powertrain LLC
842.	Bi-material strip and a method of bonding strips of different materials together	14805892	7/22/2015			Pending	Federal-Mogul LLC
843.	Multi-layer gasket assembly	14811150	7/28/2015			Pending	Federal-Mogul LLC
844.	Reduced compression height piston and piston assembly therewith and methods of construction thereof	14817385	8/4/2015			Pending	Federal-Mogul LLC
845.	Corona ignition device with improved seal	14822073	8/10/2015			Pending	Federal-Mogul Ignition Company
846.	Spark plug with improved seal	14822159	8/10/2015	9407069	8/2/2016	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
847.	Flexible battery cover with integral lid, method of construction thereof, and method of enclosing a battery therewith	14833461	8/24/2015			Pending	Federal-Mogul Powertrain LLC
848.	Protection shield positioning assembly and positioning device therefore and method of use	14847706	9/8/2015			Pending	Federal Mogul Powertrain LLC
849.	Method for producing powder metal compositions for wear and temperature resistance applications and method of producing same	14855883	9/16/2015			Pending	Federal-Mogul LLC and La Corporation De L’ecole Polytechnique De Montreal
850.	Textile sleeve with adhesive fixation layer and methods of construction and use thereof	14863201	9/23/2015			Pending	Federal-Mogul Powertrain LLC
851.	Radial shaft seal, radial shaft seal assembly and method of installation	14875990	10/6/2015			Pending	Federal-Mogul LLC
852.	Engine with cylinder liner with bonding layer	14922657	10/26/2015			Pending	Federal-Mogul LLC
853.	Piston	14928033	10/30/2015			Pending	Federal-Mogul LLC
854.	Braided textile sleeve with self-sustaining expanded and contracted states and method of construction thereof	14928107	10/30/2015			Pending	Federal-Mogul Powertrain LLC
855.	Monolithic, galleryless piston and method of construction thereof	14940416	11/13/2015			Pending	Federal-Mogul LLC
856.	Nonwoven acoustic sleeve and method of construction thereof	14952553	11/25/2015	9457739	10/4/2016	Granted	Federal-Mogul Powertrain LLC
857.	Complex-shaped piston oil galleries with piston crowns made by cast metal or powder metal processes	14968415	12/14/2015			Pending	Federal-Mogul LLC
858.	Multilayer static gasket, distance layer with improved stopper region therefor, and method of construction thereof	14975263	12/18/2015			Pending	Federal-Mogul LLC
859.	Piston with cooling gallery having enhanced oil inlet and method of construction thereof	14975451	12/18/2015			Pending	Federal-Mogul LLC
860.	Reduced compression height dual gallery piston, piston assembly therewith and methods of construction thereof	14981319	12/28/2015			Pending	Federal-Mogul LLC
861.	Monolithic, galleryless piston and method of construction thereof	14988885	1/6/2016			Pending	Federal-Mogul LLC
862.	Low tension piston rings and method for manufacturing the same	15002753	1/21/2016	9494233	11/15/2016	Granted	Federal-Mogul LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
863.	Method and tooling for making an insulator for a condition sensing spark plug	15005426	1/25/2016			Pending	Federal-Mogul Ignition Company
864.	Piston with cooling gallery cooling insert and method of construction thereof	15011784	2/1/2016			Pending	Federal-Mogul LLC
865.	Piston with sealed cooling gallery and method of construction thereof	15011852	2/1/2016			Pending	Federal-Mogul LLC
866.	Steel piston with counter-bore design	15073988	3/18/2016			Pending	Federal-Mogul LLC
867.	Robust, lightweight, low compression height piston and method of construction thereof	15077168	3/22/2016			Pending	Federal-Mogul LLC
868.	Corona suppression at materials interface through gluing of the components	15077475	3/22/2016			Pending	Federal-Mogul LLC
869.	Corona suppression at the high voltage joint through introduction of a semi-conductive sleeve between the central electrode and the dissimilar insulating materials	15077615	3/22/2016			Pending	Federal-Mogul LLC
870.	Protective sleeve with bonded wire filaments and methods of construction thereof	15078341	3/23/2016			Pending	Federal Mogul Powertrain LLC
871.	Complex-shaped forged piston oil galleries	15078813	3/23/2016			Pending	Federal-Mogul LLC
872.	Inter-event control strategy for corona ignition systems	15095436	4/11/2016			Pending	Federal-Mogul Ignition Company
873.	Piston, method of construction, and piston body portions thereof	15096377	4/12/2016			Pending	Federal-Mogul LLC
874.	Flexible green nonwoven battery cover and method of construction thereof	15096426	4/12/2016			Pending	Federal-Mogul Powertrain LLC
875.	Complex-shaped forged piston oil galleries	15096498	4/12/2016			Pending	Federal-Mogul LLC
876.	Method of cutting tubular members and apparatus therefor	15096561	4/12/2016			Pending	Federal-Mogul Powertrain LLC
877.	Emi protective sleeve and method of construction thereof	15130076	4/15/2016			Pending	Federal-Mogul Powertrain LLC
878.	Piston with complex shaped combustion bowl and cooling gallery and method of construction thereof	15132924	4/19/2016			Pending	Federal-Mogul LLC
879.	Transparent, end-fray and emi resistant textile sleeve and method of construction thereof	15176584	6/8/2016			Pending	Federal-Mogul Powertrain LLC
880.	Thermal sleeve with integral positioning member, assembly therewith and method of construction thereof	15202132	7/5/2016			Pending	Federal-Mogul Powertrain LLC

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
881.	Thermal sleeve with positioning member, assembly therewith and method of construction thereof	15224348	7/29/2016			Pending	Federal-Mogul Powertrain LLC
882.	Illumination assembly for a vehicle	15224595	7/31/2016			Pending	Federal-Mogul LLC
883.	Spark plug with improved seal	15225216	8/1/2016			Pending	Federal-Mogul Ignition Company
884.	Corona ignition device with improved seal	15225341	8/1/2016			Pending	Federal-Mogul Ignition Company
885.	Thermal sleeve with reflective positioning member, assembly therewith and method of construction thereof	15227210	8/3/2016			Pending	Federal-Mogul Powertrain LLC
886.	Thermal sleeve with reflective positioning member, assembly therewith and method of construction thereof	15227329	8/3/2016			Pending	Federal-Mogul Powertrain LLC
887.	Thermal sleeve with self-adjusting positioning member, assembly therewith and method protecting a temperature sensitive member therewith	15227585	8/3/2016			Pending	Federal-Mogul Powertrain LLC
888.	Concentric knurl ball joint	15238923	8/17/2016			Pending	Federal-Mogul LLC
889.	Corona ignition device and assembly method	15240502	8/18/2016			Pending	Federal-Mogul LLC
890.	Corona ignition device with improved electrical performance	15240652	8/18/2016			Pending	Federal-Mogul LLC
891.	Engine spacer plate gasket	15249745	8/29/2016			Pending	Federal-Mogul LLC
892.	Wrapped textile sleeve with bonded closure mechanism and method of construction thereof	15255661	9/2/2016			Pending	Federal-Mogul Powertrain LLC
893.	Intra-even control strategy for corona ignition systems	15286947	10/6/2016			Pending	Federal-Mogul Ignition Company
894.	Windscreen wiper device	15337303	10/28/2016			Pending	Federal-Mogul LLC
895.	Front portion of a lamp module	29199182	2/11/2004	D543307	5/22/2007	Granted	Federal-Mogul World Wide, Inc.
896.	Two-piece connector for flat blade	29249129	9/22/2006	D540243	4/10/2007	Granted	Federal Mogul World Wide, Inc.
897.	Package for a windshield wiper	29249147	9/22/2006	D552486	10/9/2007	Granted	Federal Mogul World Wide, Inc.
898.	Light	29263730	7/28/2006	D545982	7/3/2007	Granted	Federal-Mogul World Wide, Inc.
899.	Light	29263731	7/28/2006	D546484	7/10/2007	Granted	Federal-Mogul World Wide, Inc.
900.	Light	29263794	7/28/2006	D544971	6/19/2007	Granted	Federal-Mogul World Wide, Inc.
901.	Light	29263875	7/31/2006	D546485	7/10/2007	Granted	Federal-Mogul World Wide, Inc.
902.	Light	29263919	7/31/2006	D545464	6/26/2007	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
903.	Light	29263920	7/31/2006	D545465	6/26/2007	Granted	Federal-Mogul World Wide, Inc.
904.	Light	29263921	7/31/2006	D545466	6/26/2007	Granted	Federal-Mogul World Wide, Inc.
905.	Front portion of a lamp module	29275123	12/14/2006	D545486	6/26/2007	Granted	Federal-Mogul World Wide, Inc.
906.	Front portion of a lamp module	29275125	12/14/2006	D545487	6/26/2007	Granted	Federal-Mogul World Wide, Inc.
907.	Front portion of a lamp module	29275126	12/14/2006	D545488	6/26/2007	Granted	Federal-Mogul World Wide, Inc.
908.	Light	29279987	5/14/2007	D557833	12/18/2007	Granted	Federal-Mogul World Wide, Inc.
909.	Light	29279990	5/14/2007	D557834	12/18/2007	Granted	Federal-Mogul World Wide, Inc.
910.	Light	29279996	5/14/2007	D560302	1/22/2008	Granted	Federal-Mogul World Wide, Inc.
911.	Brake friction pad	29282904	8/1/2007	D596544	7/21/2009	Granted	Federal-Mogul World Wide, Inc.
912.	Brake friction pad	29282909	8/1/2007	D589419	3/31/2009	Granted	Federal-Mogul World Wide, Inc.
913.	Brake friction pad	29282911	8/1/2007	D588968	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
914.	Brake friction pad	29282913	8/1/2007	D588969	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
915.	Brake friction pad	29282914	8/1/2007	D596092	7/14/2009	Granted	Federal-Mogul World Wide, Inc.
916.	Brake friction pad	29282915	8/1/2007	D596093	7/14/2009	Granted	Federal-Mogul World Wide, Inc.
917.	Brake friction pad	29282917	8/1/2007	D590310	4/14/2009	Granted	Federal-Mogul World Wide, Inc.
918.	Exterior surface configuration of a brake friction pad	29282918	8/1/2007	D588970	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
919.	Exterior surface configuration of a brake friction pad	29282920	8/1/2007	D588971	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
920.	Exterior surface configuration of a brake friction pad	29282921	8/1/2007	D588972	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
921.	Brake friction pad	29282922	8/1/2007	D588973	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
922.	Exterior surface configuration of a brake friction pad	29282924	8/1/2007	D588974	3/24/2009	Granted	Federal-Mogul World Wide, Inc.
923.	Package design for multi-use container for small engine tune-up kit	29284221	9/4/2007	D600125	9/15/2009	Granted	Federal-Mogul World Wide, Inc.
924.	Brake friction pad	29332273	2/12/2009	D597900	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
925.	Brake friction pad	29332349	2/13/2009	D597901	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
926.	Brake friction pad	29332352	2/13/2009	D597902	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
927.	Brake friction pad	29332354	2/13/2009	D598342	8/18/2009	Granted	Federal-Mogul World Wide, Inc.
928.	Brake friction pad	29332359	2/13/2009	D597903	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
929.	Brake friction pad	29332361	2/13/2009	D597904	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
930.	Brake friction pad	29332363	2/13/2009	D599723	9/8/2009	Granted	Federal-Mogul World Wide, Inc.
931.	Brake friction pad	29332365	2/13/2009	D598343	8/18/2009	Granted	Federal-Mogul World Wide, Inc.
932.	Brake friction pad	29332367	2/13/2009	D598344	8/18/2009	Granted	Federal-Mogul World Wide, Inc.

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
933.	Brake friction pad	29332368	2/13/2009	D597905	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
934.	Brake friction pad	29332369	2/13/2009	D597906	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
935.	Brake friction pad	29332370	2/13/2009	D597907	8/11/2009	Granted	Federal-Mogul World Wide, Inc.
936.	Brake friction pad	29336118	4/29/2009	D602824	10/27/2009	Granted	Federal-Mogul World Wide, Inc.
937.	Brake friction pad	29336142	4/29/2009	D602825	10/27/2009	Granted	Federal-Mogul World Wide, Inc.
938.	Brake friction pad	29336147	4/29/2009	D603768	11/10/2009	Granted	Federal-Mogul World Wide, Inc.
939.	Brake friction pad	29336172	4/29/2009	D608704	1/26/2010	Granted	Federal-Mogul World Wide, Inc.
940.	Brake friction pad	29336246	4/30/2009	D602826	10/27/2009	Granted	Federal-Mogul World Wide, Inc.
941.	Brake friction pad	29336247	4/30/2009	D604213	11/17/2009	Granted	Federal-Mogul World Wide, Inc.
942.	Brake friction pad	29336248	4/30/2009	D602827	10/27/2009	Granted	Federal-Mogul World Wide, Inc.
943.	Brake friction pad	29336252	4/30/2009	D603769	11/10/2009	Granted	Federal-Mogul World Wide, Inc.
944.	Brake friction pad	29336253	4/30/2009	D603770	11/10/2009	Granted	Federal-Mogul World Wide, Inc.
945.	Brake friction pad	29336256	4/30/2009	D604214	11/17/2009	Granted	Federal-Mogul World Wide, Inc.
946.	Brake friction pad	29336264	4/30/2009	D603771	11/10/2009	Granted	Federal-Mogul World Wide, Inc.
947.	Brake friction pad	29336271	4/30/2009	D604215	11/17/2009	Granted	Federal-Mogul World Wide, Inc.
948.	Brake friction pad	29339403	6/30/2009	D608705	1/26/2010	Granted	Federal-Mogul World Wide, Inc.
949.	Brake friction pad	29341096	7/30/2009	D612780	3/30/2010	Granted	Federal-Mogul World Wide, Inc.
950.	Brake friction pad	29341136	7/31/2009	D608707	1/26/2010	Granted	Federal-Mogul World Wide, Inc.
951.	Brake friction pad	29341142	7/31/2009	D610508	2/23/2010	Granted	Federal-Mogul World Wide, Inc.
952.	Brake friction pad	29341483	8/6/2009	D610509	2/23/2010	Granted	Federal-Mogul World Wide, Inc.
953.	Brake friction pad	29341489	8/6/2009	D608708	1/26/2010	Granted	Federal-Mogul World Wide, Inc.
954.	Brake friction pad	29341493	8/6/2009	D610510	2/23/2010	Granted	Federal-Mogul World Wide, Inc.
955.	Brake friction pad	29343849	9/21/2009	D614551	4/27/2010	Granted	Federal-Mogul World Wide, Inc.
956.	Brake friction pad	29343876	9/21/2009	D614552	4/27/2010	Granted	Federal-Mogul World Wide, Inc.
957.	Brake friction pad	29343963	9/22/2009	D614553	4/27/2010	Granted	Federal-Mogul World Wide, Inc.
958.	Brake friction pad	29343977	9/22/2009	D617241	6/8/2010	Granted	Federal-Mogul World Wide, Inc.
959.	Piston lower crown	29346124	10/27/2009	D645883	9/27/2011	Granted	Federal-Mogul LLC
960.	Brake friction pad	29350449	11/17/2009	D615010	5/4/2010	Granted	Federal-Mogul World Wide, Inc.
961.	Brake friction pad	29350624	11/20/2009	D618601	6/29/2010	Granted	Federal-Mogul World Wide, Inc.
962.	Brake friction pad	29357126	3/8/2010	D660206	5/22/2012	Granted	Federal-Mogul World Wide, Inc.
963.	Brake friction pad	29358424	3/26/2010	D626043	10/26/2010	Granted	Federal-Mogul World Wide, Inc.
964.	Igniter	29385899	2/22/2011	D670246	11/6/2012	Granted	Federal-Mogul Ignition Company

No.	Title	App. No.	App. Date	Patent No.	Issue Date	Status	Owner
965.	Piston	29392404	5/20/2011	D713422	9/16/2014	Granted	Federal-Mogul LLC
966.	Brake friction pad	29417882	4/10/2012	D669828	10/30/2012	Granted	Federal-Mogul World Wide, Inc.
967.	Piston	29496734	7/16/2014	D768207	10/4/2016	Granted	Federal-Mogul LLC

U.S. TRADEMARKS

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
1.	7733 PT-2	77128097 3/12/2007	3719004 12/1/2009	Registered	Federal-Mogul LLC

2.	BLUE STRIPE	73519877 1/30/1985	1359210 9/10/1985	Registered	Federal-Mogul LLC

3.	CORK-LAM	73316263 6/25/1981	1226653 2/8/1983	Registered	Federal-Mogul LLC

4.	Design Only	86588222 4/6/2015	5148795 2/28/2017	Registered	Federal-Mogul LLC

5.	Design Only	86042507 8/20/2013	4622290 10/14/2014	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
6.	Design Only	86931680 3/7/2016	5059241 10/11/2016	Registered	Federal-Mogul LLC
7.	Design Only	76296057 8/6/2001	2639001 10/22/2002	Registered	Federal-Mogul LLC
8.	Design only	74343728 12/28/1992	1802103 11/2/1993	Registered	Federal-Mogul LLC
9.	Design only	74106199 10/15/1990	1668425 12/17/1991	Registered	Federal-Mogul LLC
10.	Design Only	74712390 8/7/1995	2048683 4/1/1997	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
11.	Design Only	73394275 9/29/1982	1275173 4/24/1984	Registered	Federal-Mogul LLC
12.	Design only	73303252 3/30/1981	1188412 2/2/1982	Registered	Federal-Mogul LLC
13.	Design Only	73686639 9/28/1987	1489241 5/24/1988	Registered	Federal-Mogul LLC
14.	Design Only	73664730 6/4/1987	1624440 11/27/1990	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
15.	Design Only	71353816 7/12/1934	322520 3/12/1935	Registered	Federal-Mogul LLC
16.	Design only	72227492 9/9/1965	829058 5/23/1967	Registered	Federal-Mogul LLC
17.	DUAL GALLERY MONOSTEEL	85629659 5/18/2012	5095636 12/6/2016	Registered	Federal-Mogul LLC

18.	DUAL STEEL MONOSTEEL	85587910 4/3/2012	5095633 12/6/2016	Registered	Federal-Mogul LLC

19.	DYNAMIC EDGE	85245403 2/17/2011	4222601 10/9/2012	Registered	Federal-Mogul LLC

20.	ENGINE EXPRESS	86586761 4/3/2015	5107412 12/27/2016	Registered	Federal-Mogul LLC

21.	ENGINE EXPRESS	76977075 9/23/2002	2932642 3/15/2005	Registered	Federal-Mogul LLC

22.	ENGINE EXPRESS	76452386 9/2/2002	2937054 3/29/2005	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
23.	ENGINE SEAL GASKETS	75035168 12/21/1995	2066498 6/3/1997	Registered	Federal-Mogul LLC
24.	ENGINE$AVER	74185526 7/16/1991	1812690 12/21/1993	Registered	Federal-Mogul LLC

25.	ENVIROKOOL MONOSTEEL PISTON	85899213 4/9/2013	5100605 12/12/2016	Registered	Federal-Mogul LLC

26.	FEDERAL MOGUL	74341643 12/21/1992	1799352 10/9/1993	Registered	Federal-Mogul LLC

27.	FEDERAL MOGUL	74098870 9/20/1990	1672542 1/21/1992	Registered	Federal-Mogul LLC

28.	FEDERAL MOGUL	74095881 9/10/1990	1658813 10/1/1991	Registered	Federal-Mogul LLC

29.	FELCOID	78376115 3/1/2004	3677825 9/1/2009	Registered	Federal-Mogul LLC

30.	FEL-COPRENE	72100357 7/6/1960	711858 2/28/1961	Registered	Federal-Mogul LLC

31.	FEL-PRO	73069632 11/20/1975	1045920 8/10/1976	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
32.	FEL-RAMIC	73275576 8/25/1980	1175148 10/27/1981	Registered	Federal-Mogul LLC

33.	FIT	73696037 11/17/1987	1495770 7/12/1988	Registered	Federal-Mogul LLC

34.	FLAT-INSTALL	78401821 4/14/2004	3730009 12/22/2009	Registered	Federal-Mogul LLC

35.	FM	72309856 10/17/1968	0881149 11/25/1969	Registered	Federal-Mogul LLC

36.	FM	72309857 10/17/1968	0882450 12/16/1969	Registered	Federal-Mogul LLC

37.	FP DIESEL	76402993 5/2/2002	2773161 10/14/2003	Registered	Federal-Mogul LLC

38.	FP DIESEL	76295630 8/6/2001	2656064 12/3/2002	Registered	Federal-Mogul LLC

39.	HEADSAVER	73821460 8/25/1989	1629815 1/1/1991	Registered	Federal-Mogul LLC

40.	HIW	85878613 3/18/2013	5100589 12/13/2016	Registered	Federal-Mogul LLC

41.	KARROPAK TAN FIBRE	71591472 1/26/1950	0546878 8/21/1951	Registered	Federal-Mogul LLC

42.	LOCWIRE	74412882 7/15/1993	1939121 12/5/1995	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
43.	MCCORD	73730946 5/26/1988	1681194 3/31/1992	Registered	Federal-Mogul LLC

44.	MCCORD	71547745 1/22/1948	508805 4/19/1949	Registered	Federal-Mogul LLC

45.	MONOSTEEL	76276888 6/26/2001	2759729 9/2/2003	Registered	Federal-Mogul LLC

46.	MOTOR CITY	76291325 7/26/2001	2603202 7/30/2002	Registered	Federal-Mogul LLC

47.	NATIONAL	78315818 10/20/2003	3732779 12/29/2009	Registered	Federal-Mogul LLC

48.	NATIONAL	74340566 12/16/1992	1797828 10/12/1993	Registered	Federal-Mogul LLC

49.	NATIONAL	72039798 10/30/1957	0667747 9/30/1958	Registered	Federal-Mogul LLC
50.	NATIONAL	72039797 10/30/1957	0668050 10/7/1958	Registered	Federal-Mogul LLC

51.	PERMA-DRY	74154617 4/8/1991	1677628 3/3/1992	Registered	Federal-Mogul LLC

52.	PERMADRYPLUS	75200034 11/19/1996	2116083 11/25/1997	Registered	Federal-Mogul LLC

53.	PERMATORQUE	73039310 12/11/1974	1018835 8/26/1975	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
54.	POWERFORGED	72048370 3/24/1958	0702403 3/24/1958	Registered	Federal-Mogul LLC

55.	PRINTOSEAL	72413623 1/24/1972	960897 6/12/1973	Registered	Federal-Mogul LLC

56.	PRO-RAMIC	74204486 9/17/1991	1703285 7/28/1992	Registered	Federal-Mogul LLC

57.	REDI	85488541 12/6/2011	4667903 1/6/2015	Registered	Federal-Mogul LLC

58.	REDI-SEAL	74321488 10/13/1992	1778943 6/29/1993	Registered	Federal-Mogul LLC

59.	SEALED POWER	76402994 5/2/2002	2774754 10/21/2003	Registered	Federal-Mogul LLC

60.	SEALED POWER	76402989 5/2/2002	2773160 10/14/2003	Registered	Federal-Mogul LLC

61.	SEALED POWER	76295803 8/6/2001	2648895 11/12/2002	Registered	Federal-Mogul LLC
62.	SEALED POWER	73110637 12/23/1976	1074888 10/11/1977	Registered	Federal-Mogul LLC

63.	SEALED POWER	71336885 4/17/1933	306126 9/5/1933	Registered	Federal-Mogul LLC

64.	SEALED POWER	71323714 2/1/1932	303861 6/13/1933	Registered	Federal-Mogul LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
65.	SLEEVE ‘N’ SEAL	73192204 11/6/1978	1129263 1/15/1980	Registered	Federal-Mogul LLC

66.	SNAP-UPS	78376255 3/1/2004	3019814 11/29/2005	Registered	Federal-Mogul LLC

67.	SPEED PRO	76405989 5/10/2002	2835887 4/27/2004	Registered	Federal-Mogul LLC

68.	SPEED PRO	76403149 5/2/2002	2826957 3/30/2004	Registered	Federal-Mogul LLC

69.	SPEED PRO	76296056 8/6/2001	2639000 10/22/2002	Registered	Federal-Mogul LLC
70.	SPEED PRO	72392809 5/21/1971	0956450 4/3/1973	Registered	Federal-Mogul LLC

71.	UNIPISTON	74038678 3/15/1990	1654276 8/20/1991	Registered	Federal-Mogul LLC

72.	“WHERE SEALING IS A SCIENCE”	73165724 4/10/1978	1126073 10/16/1979	Registered	Federal-Mogul LLC

73.	21	71411141 9/30/1938	0365051 2/21/1939	Registered	Federal-Mogul Products, Inc.

74.	ABEX	71436369 9/26/1940	384700 1/28/1941	Registered	Federal-Mogul Products, Inc.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
75.	ACCELERATING BRAKE TECHNOLOGY[1]	85164384 10/29/2010	4028012 9/20/2011	Registered	Federal-Mogul Products, Inc.

76.	BRITELITE	85343726 6/10/2011	4192960 8/21/2012	Registered	Federal-Mogul Products, Inc.

77.	CARGO COIL	73194577 11/27/1978	1146635 2/3/1981	Registered	Federal-Mogul Products, Inc.

78.	CERAMIC NXT	85455658 10/25/2011	4437025 11/19/2013	Registered	Federal-Mogul Products, Inc.

79.	CONTROL COIL	74310527 9/3/1992	1813616 12/28/1993	Registered	Federal-Mogul Products, Inc.

80.	Design Only	71411142 9/30/1938	365052 2/21/1939	Registered	Federal-Mogul Products, Inc.
81.	ECO-FRICTION	85472619 11/15/2011	4589114 8/19/2014	Registered	Federal-Mogul Products, Inc.

82.	K8695T	77128122 3/12/2007	3731804 12/29/2009	Registered	Federal-Mogul Products, Inc.

83.	LOCKHEED	72195028 6/5/1964	841913 1/9/1968	Registered	Federal-Mogul Products, Inc.

84.	LOCKHEED	71277040 12/21/1928	258572 7/9/1929	Registered	Federal-Mogul Products, Inc.

[1]	To be abandoned.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
85.	LOCKHEED	71270593 8/4/1928	253474 2/26/1929	Registered	Federal-Mogul Products, Inc.

86.	MOOG	85878553 3/18/2013	4528066 5/13/2014	Registered	Federal-Mogul Products, Inc.

87.	MOOG	85433156 9/27/2011	4448240 12/10/2013	Registered	Federal-Mogul Products, Inc.

88.	MOOG	72429121 7/3/1972	988779 7/23/1974	Registered	Federal-Mogul Products, Inc.

89.	MOOG	71531045 8/11/1947	0511779 7/5/1949	Registered	Federal-Mogul Products, Inc.

90.	MOOG CHASSIS PARTS	78249660 5/14/2003	2912760 12/21/2004	Registered	Federal-Mogul Products, Inc.

91.	MOOG CHASSIS PARTS	75396877 11/26/1997	2742167 7/29/2003	Registered	Federal-Mogul Products, Inc.

92.	NIGHTDEFENSE	85503584 12/24/2011	4426069 10/29/2013	Registered	Federal-Mogul Products, Inc.

93.	NOTCHBLOK	74608497 12/8/1994	2009020 10/15/1996	Registered	Federal-Mogul Products, Inc.

94.	OE POST-CURED[2]	85936822 5/20/2013	4660398 12/23/2014	Registered	Federal-Mogul Products, Inc.

[2]	To be abandoned.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
95.	QUICKSTOP	75919070 2/15/2000	2500997 10/23/2001	Registered	Federal-Mogul Products, Inc.

96.	R-SERIES	86192026 2/2/2014	4644031 11/25/2014	Registered	Federal-Mogul Products, Inc.

97.	SUPER STRENGTH	78207035 1/24/2003	2877129 8/24/2004	Registered	Federal-Mogul Products, Inc.

98.	THE PROBLEM SOLVER	85503583 12/24/2011	4543905 6/3/2014	Registered	Federal-Mogul Products, Inc.

99.	THE STOP BOX	72462278 7/5/1973	1006563 3/11/1975	Registered	Federal-Mogul Products, Inc.

100.	TQ	78300637 9/15/2003	2968582 7/12/2005	Registered	Federal-Mogul Products, Inc.

101.	TREAD SAVER[3]	75383209 11/3/1997	2222553 2/9/1999	Registered	Federal-Mogul Products, Inc.

102.	TREAD SAVER[4]	75380444 10/28/1997	2222541 2/9/1999	Registered	Federal-Mogul Products, Inc.

103.	TRUVIEW	78190079 12/2/2002	3382667 2/12/2008	Registered	Federal-Mogul Products, Inc.

[3]	To be abandoned.
[4]	To be abandoned.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
104.	TUFF COIL	74308676 8/28/1992	1813615 12/28/1993	Registered	Federal-Mogul Products, Inc.

105.	WAGNER	86127120 11/22/2013	4724732 4/21/2015	Registered	Federal-Mogul Products, Inc.

106.	WAGNER	75361950 9/23/1997	2216139 1/5/1999	Registered	Federal-Mogul Products, Inc.

107.	WAGNER BRAKE PRODUCTS	75398695 12/2/1997	2327682 3/14/2000	Registered	Federal-Mogul Products, Inc.

108.	WAGNER LOCKHEED	72058967 9/15/1958	0699638 6/21/1960	Registered	Federal-Mogul Products, Inc.

109.	WAGNER OE21 LOW COPPER	85920236 5/1/2013	4679458 1/27/2015	Registered	Federal-Mogul Products, Inc.

110.	E-SHIELD	86197655 2/19/2014	5003787 7/19/2016	Registered	Federal-Mogul Motorparts Corporation

111.	FEL-PRO	73094657 7/26/1976	1066518 5/31/1977	Registered	Federal-Mogul Motorparts Corporation

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
112.	FEL-PRO	72405340 10/18/1971	0951367 1/23/1973	Registered	Federal-Mogul Motorparts Corporation

113.	ONE SOURCE WORLDWIDE PRODUCT SUPPLY[5]	77132025 3/15/2007	3731805 12/29/2009	Registered	Federal-Mogul Motorparts Corporation

114.	ONESOURCE[6]	77063666 12/13/2006	3576716 2/17/2009	Registered	Federal-Mogul Motorparts Corporation

115.	ONESOURCE WORLDWIDE PRODUCT SUPPLY[7]	77261445 8/22/2007	3632185 6/2/2009	Registered	Federal-Mogul Motorparts Corporation

116.	PPV POLICE PURSUIT VEHICLE	86658648 6/10/2015	5033368 8/30/2016	Registered	Federal-Mogul Motorparts Corporation

117.	QUICKSTEER	86524299 2/4/2015	5041998 9/13/2016	Registered	Federal-Mogul Motorparts Corporation

118.	QUICKSTEERQUICKSTEER	86399926 9/19/2014	4967164 5/31/2016	Registered	Federal-Mogul Motorparts Corporation

119.	SMARTAUTHENTICATION	86627696 5/13/2015	5075281 11/1/2016	Registered	Federal-Mogul Motorparts Corporation

[5]	To be abandoned.
[6]	To be abandoned.
[7]	To be abandoned.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
120.	THERMO QUIET	76271659 6/14/2001	2569946 5/14/2002	Registered	Federal-Mogul Motorparts Corporation

121.	WAGNER	87321793 2/2/2017	—	Pending	Federal-Mogul Motorparts Corporation

122.	MCQUAY-NORRIS	73822193 8/28/1989	1689020 3/31/1992	Registered	Federal-Mogul Chassis LLC

123.	NAPD	74125753 12/24/1990	1717891 9/22/1992	Registered	Federal-Mogul Chassis LLC

124.	PROFESSIONAL GRADE CHASSIS	75848508 11/15/1999	2489600 9/11/2001	Registered	Federal-Mogul Chassis LLC

125.	BECK/ARNLEY	76490112 2/20/2003	2873519 8/17/2004	Registered	BECK ARNLEY HOLDINGS LLC c/o Federal-Mogul Motorparts Corporation

126.	BECK/ARNLEY	86321536 6/26/2014	4688142 2/17/2015	Registered	BECK ARNLEY HOLDINGS LLC c/o Federal-Mogul Motorparts Corporation

127.	STOCKWORKS	75564730 10/5/1998	2285468 10/12/1999	Registered	BECK ARNLEY HOLDINGS LLC c/o Federal-Mogul Motorparts Corporation

128.	SILVER SUPREME	75564729 10/5/1998	2367669 7/18/2000	Registered	BECK ARNLEY HOLDINGS LLC c/o Federal-Mogul Motorparts Corporation

129.	BEN-HAR	77471786 5/12/2008	3553672 12/30/2008	Registered	Federal-Mogul Powertrain LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
130.	BENTLEYHARRIS	73740474 7/18/1988	1574969 1/2/1990	Registered	Federal-Mogul Powertrain LLC

131.	CLEVAFLEX	72226418 8/25/1965	810783 7/5/1966	Registered	Federal-Mogul Powertrain LLC

132.	CONVOSHIELD	78045671 1/30/2001	2594407 7/16/2002	Registered	Federal-Mogul Powertrain LLC

133.	CRUSHSHIELD	85390675 8/5/2011	4859938 11/24/2015	Registered	Federal-Mogul Powertrain LLC

134.	EXPANDO	72465327 8/10/1973	1008111 4/1/1975	Registered	Federal-Mogul Powertrain LLC

135.	FLATWRAP	78200708 1/7/2003	3249911 6/5/2007	Registered	Federal-Mogul Powertrain LLC

136.	FLATWRAP	78200708 1/7/2003	3249911 6/5/2007	Registered	Federal-Mogul Powertrain LLC

137.	FLEXFIT	73740472 7/18/1988	1584674 2/27/1990	Registered	Federal-Mogul Powertrain LLC

138.	FLEXGUARD	74626794 1/30/1995	1971079 4/30/1996	Registered	Federal-Mogul Powertrain LLC

139.	FLEXWRAP	73781319 2/17/1989	1569716 12/5/1989	Registered	Federal-Mogul Powertrain LLC

140.	FYREJACKET	74351642 1/25/1993	1794989 9/28/1993	Registered	Federal-Mogul Powertrain LLC

141.	FYRETAPE	74351747 1/25/1993	1817924 1/25/1994	Registered	Federal-Mogul Powertrain LLC

142.	HARNASLEEVE	86294726 5/29/2014	4916481 3/15/2016	Registered	Federal-Mogul Powertrain LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
143.	HARNASLEEVE	77217975 6/28/2007	3443174 6/3/2008	Registered	Federal-Mogul Powertrain LLC

144.	NYLOGARD	78418139 5/13/2004	3044815 1/17/2006	Registered	Federal-Mogul Powertrain LLC

145.	PROGARD	78515314 11/11/2004	3041084 1/10/2006	Registered	Federal-Mogul Powertrain LLC

146.	PROGARD	78045814 1/31/2001	2502225 10/30/2001	Registered	Federal-Mogul Powertrain LLC

147.	PROTEXX-SHIELD	85503582 12/24/2011	4511220 4/8/2014	Registered	Federal-Mogul Powertrain LLC

148.	PYRO-CLIP	73643721 2/9/1987	1459135 9/29/1987	Registered	Federal-Mogul Powertrain LLC

149.	QUIETSHIELD	78485258 9/17/2004	3230693 4/17/2007	Registered	Federal-Mogul Powertrain LLC

150.	QUIETSLEEVE	87082122 6/23/2016	5145502 2/21/2017	Registered	Federal-Mogul Powertrain LLC

151.	QUIETSLEEVE	74709712 8/1/1995	1985657 7//9/1996	Registered	Federal-Mogul Powertrain LLC

152.	REFLECTSHIELD	78518338 11/17/2004	3082028 4/18/2006	Registered	Federal-Mogul Powertrain LLC

153.	REFLECTSLEEVE	75593587 11/23/1998	2325842 3/7/2000	Registered	Federal-Mogul Powertrain LLC

154.	REFLECTSNAP	75657553 3/10/1999	2321648 2/22/2000	Registered	Federal-Mogul Powertrain LLC

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
155.	REFLECTUBE	75492348 5/28/1998	2404610 11/14/2000	Registered	Federal-Mogul Powertrain LLC

156.	REFLECTWRAP	75130220 7/5/1996	2181161 8/11/1998	Registered	Federal-Mogul Powertrain LLC

157.	ROUNDIT	74460981 11/22/1993	1932121 10/31/1995	Registered	Federal-Mogul Powertrain LLC

158.	SLYK SLEEVE	74709535 8/1/1995	1984201 7/2/1996	Registered	Federal-Mogul Powertrain LLC

159.	THERMFLEX	74709536 8/1/1995	2026563 12/31/1996	Registered	Federal-Mogul Powertrain LLC

160.	THERM-L-GARD	78882527 5/12/2006	3747863 2/9/2010	Registered	Federal-Mogul Powertrain LLC

161.	THERM-L-LITE	75485699 5/15/1998	2380348 8/29/2000	Registered	Federal-Mogul Powertrain LLC

162.	THERMOCORD	73298644 2/25/1981	1195191 5/11/1982	Registered	Federal-Mogul Powertrain LLC

163.	THERMOJACKET	73414580 2/22/1983	1311077 12/25/1984	Registered	Federal-Mogul Powertrain LLC

164.	THERMOTAPE	73414579 2/22/1983	1310031 12/18/1984	Registered	Federal-Mogul Powertrain LLC

165.	THERMOTAPE	73298643 2/25/1981	1195190 5/11/1982	Registered	Federal-Mogul Powertrain LLC

166.	TWISTTUBE	75264072 3/26/1997	2203594 11/17/1998	Registered	Federal-Mogul Powertrain LLC

167.	ACCUFIT	85461691 11/1/2011	4455555 12/24/2013	Registered	Federal-Mogul Ignition Company

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
168.	AEROVANTAGE	76295026 8/6/2001	2748226 8/5/2003	Registered	Federal-Mogul Ignition Company

169.	AEROVANTAGE	73782043 2/21/1989	1582452 2/13/1990	Registered	Federal-Mogul Ignition Company

170.	AEROVENT	86038146 8/14/2013	4638163 11/11/2014	Registered	Federal-Mogul Ignition Company

171.	ANCO	77880046 11/24/2009	3896224 12/28/2010	Registered	Federal-Mogul Ignition Company

172.	ANCO	76333743 11/2/2001	2597999 7/23/2002	Registered	Federal-Mogul Ignition Company

173.	ANCO	73071494 12/11/1975	1049939 10/12/1976	Registered	Federal-Mogul Ignition Company

174.	ANCO	73071495 12/11/1975	1050069 10/12/1976	Registered	Federal-Mogul Ignition Company

175.	ANCO	72330574 6/20/1969	886221 2/17/1970	Registered	Federal-Mogul Ignition Company

176.	ARTICULATED CONTACT	86038179 8/14/2013	4902289 2/16/2016	Registered	Federal-Mogul Ignition Company

177.	CHAMPION	85799648 12/11/2012	4379521 8/6/2013	Registered	Federal-Mogul Ignition Company

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
178.	CHAMPION	85799645 12/11/2012	4379520 8/6/2013	Registered	Federal-Mogul Ignition Company

179.	CHAMPION	77981568 6/21/2007	3946020 4/12/2011	Registered	Federal-Mogul Ignition Company

180.	CHAMPION[8]	74626858 1/30/1995	1990846 8/6/1996	Registered	Federal-Mogul Ignition Company

181.	CHAMPION[9]	74626856 1/30/1995	1990845 8/6/1996	Registered	Federal-Mogul Ignition Company

182.	CHAMPION	73380887 8/20/1982	1245482 7/12/1983	Registered	Federal-Mogul Ignition Company

183.	CHAMPION	73733596 6/10/1988	1532801 4/4/1989	Registered	Federal-Mogul Ignition Company

[8]	To be abandoned.
[9]	To be abandoned.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
184.	CHAMPION	73733350 6/9/1988	1551606 8/15/1989	Registered	Federal-Mogul Ignition Company

185.	CHAMPION	73732196 /2/1988	1551621 8/15/1989	Registered	Federal-Mogul Ignition Company

186.	CHAMPION	72459954 6/11/1973	989525 7/30/1974	Registered	Federal-Mogul Ignition Company

187.	CHAMPION	71070053 4/25/1913	092950 8/12/1913	Registered	Federal-Mogul Ignition Company

188.	CHAMPION	71302316 6/11/1930	0280405 2/17/1931	Registered	Federal-Mogul Ignition Company

189.	CHAMPION	71103012 4/16/1917	120950 3/19/1918	Registered	Federal-Mogul Ignition Company

190.	CHAMPION	71103011 4/16/1917	0120167 1/15/1918	Registered	Federal-Mogul Ignition Company

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
191.	CHAMPION BRIDGE[10]	85332759 5/27/2011	4436915 11/19/2013	Registered	Federal-Mogul Ignition Company

192.	CHAMPION CONTACT	77198108 6/5/2007	3609350 4/21/2009	Registered	Federal-Mogul Ignition Company

193.	CONTOUR	78836372 3/14/2006	3277937 8/7/2007	Registered	Federal-Mogul Ignition Company

194.	COPPER PLUS	73389890 9/27/1982	1255128 10/25/1983	Registered	Federal-Mogul Ignition Company

195.	Design Only	86320505 6/25/2014	5137938 2/7/2017	Registered	Federal-Mogul Ignition Company

[10]	To be abandoned.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
196.	Design Only	86320493 6/25/2014	4923504 3/22/2016	Registered	Federal-Mogul Ignition Company

197.	Design Only	86038210 8/14/2013	4638165 11/11/2014	Registered	Federal-Mogul Ignition Company

198.	Design Only	86038199 8/14/2013	4646188 11/25/2014	Registered	Federal-Mogul Ignition Company

199.	Design Only	86038193 8/14/2013	4646187 11/25/2014	Registered	Federal-Mogul Ignition Company

200.	Design Only	86038185 8/14/2013	4646185 11/25/2014	Registered	Federal-Mogul Ignition Company

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
201.	Design Only	86038163 8/14/2013	4638164 11/11/2014	Registered	Federal-Mogul Ignition Company
202.	DURA KLEAR	76067345 6/9/2000	2473480 7/31/2001	Registered	Federal-Mogul Ignition Company

203.	EZ CLICK	857996511149 12/11/2012	4372203 7/23/2013	Registered	Federal-Mogul Ignition Company

204.	EZ CLICK I N S T A L L A T I O N	85799669 12/11/2012	4450175 12/17/2013	Registered	Federal-Mogul Ignition Company

205.	GEOCORE	86320484 6/25/2014	4914537 3/8/2016	Registered	Federal-Mogul Ignition Company

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
206.	KWIK CONNECT	76067338 6/9/2000	2545412 3/5/2002	Registered	Federal-Mogul Ignition Company

207.	PROFILE	85158100 10/21/2010	4254448 12/4/2012	Registered	Federal-Mogul Ignition Company

208.	RAINY DAY	78750004 11/9/2005	3162317 10/24/2006	Registered	Federal-Mogul Ignition Company

209.	THE CLEAREST CHOICE	76272221 6/14/2001	2620693 9/17/2002	Registered	Federal-Mogul Ignition Company

210.	TRANSFORM	85676726 7/13/2012	4429679 11/5/2013	Registered	Federal-Mogul Ignition Company

211.	VISTA	85446881 10/13/2011	4511162 4/8/2014	Registered	Federal-Mogul Ignition Company

212.	WINTER DEFENSE	85446875 10/13/2011	4329008 4/30/2013	Registered	Federal-Mogul Ignition Company

213.	WINTER EXTREME	86260388 4/23/2014	4937328 4/12/2016	Registered	Federal-Mogul Ignition Company

214.	ZANXX	73830077 10/10/1989	1594042 5/1/1990	Registered	Federal-Mogul Ignition Company

215.	CHAMPION	77211861 6/21/2007	4415020 10/8/2013	Registered	Federal-Mogul World Wide, Inc.
216.	POWERSPORT	75787400 8/30/1999	2383053 9/5/2000	Registered	Federal-Mogul World Wide, Inc.

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
217.	HALOGENGOLD[11]	74735099 9/5/1995	1999860 9/10/1996	Registered	Federal-Mogul World Wide, Inc.

218.	AUBURN	73705747 1/15/1988	1547972 7/18/1989	Registered	Federal-Mogul World Wide, Inc.

219.	POWER PATH[12]	73120910 3/30/1977	1079309 12/13/1977	Registered	Federal-Mogul World Wide, Inc.

220.	AUBURN	73647973 3/5/1987	1500980 8/23/1988	Registered	Federal-Mogul World Wide, Inc.

221.	INTERFIL	76109058 8/14/2000	2577553 6/11/2002	Registered	Federal-Mogul Filtration LLC

U.S. COPYRIGHTS

Federal-Mogul LLC - U.S. Copyrights

Copyright Title		Registration Number	Registration Date	Owner
1.	Bower/B C A and National sheave bearings and excluder seals	TX0000928726	7/13/1982	Federal-Mogul LLC
2.	Bower/BCA 515A : quick reference specifications manual.	TX0003803791	12/12/1994	Federal-Mogul LLC
3.	Bower roller bearings, B C A ball bearings, heavy duty transmission & differential kits, agricultural kits : 1986 buyers guide	TX0002053237	3/2/1987	Federal-Mogul LLC

[11]	To be abandoned.
[12]	To be abandoned.

Copyright Title		Registration Number	Registration Date	Owner
4.	Federal-Mogul Remanufactured connecting rod	VA0000287227	12/4/1987	Federal-Mogul LLC
5.	Federal-Mogul water pumps	VA0000322412	9/28/1988	Federal-Mogul LLC
6.	Heavy duty transmission & differential applications : Bower/B C A—anti-friction bearings, National—oil seals	TX0001106763	3/15/1983	Federal-Mogul LLC
7.	Federal-Mogul engine bearings : shop specification manual	TX0002549793	5/3/1989	Federal-Mogul LLC
8.	Federal-Mogul engine bearing catalog = catalogue coussinets europeens et japonais = catalogo bronzine europee e giapponesi = catalogo decojinetes europeos y japoneses	TX0002032662	3/2/1987	Federal-Mogul LLC
9.	Import vehicle applications : roller and ball bearings, oil seals, engine bearings : [catalog].	TX0000562771	10/6/1980	Federal-Mogul LLC
10.	National Oil Seals industrial interchange with zero duplication part numbers : [no.] 428	TX0001116440	5/10/1983	Federal-Mogul LLC
11.	National oil seals specifications manual : [no.] 415 : size, design, and installation data	TX0000845010	12/21/1981	Federal-Mogul LLC
12.	National wear sleeves and oil seals : [catalog].	TX0000386113	12/28/1979	Federal-Mogul LLC
13.	Signal-Stat lighting and safety products : for heavy-duty, automotive, and industrial applications.	TX0002355486	7/15/1988	Federal-Mogul LLC
14.	Sterling pistons master catalog : passenger car & light truck	TX0001481548	12/3/1984	Federal-Mogul LLC
15.	Sterling pistons master catalog : passenger car & light truck : [no.] 604.	TX0000870872	3/11/1982	Federal-Mogul LLC
16.	Bearing basic facts, installation : film reference training book	TX0000254033	4/19/1979	Federal-Mogul LLC
17.	Bearing basic facts : selection : film reference training book	TX0000068845	7/17/1978	Federal-Mogul LLC
18.	Bower/B C A master bearing interchange	TX0000413519	2/7/1980	Federal-Mogul LLC
19.	Heavy-duty wheel applications : 502-W : [catalog].	TX0001195962	8/22/1983	Federal-Mogul LLC
20.	Heavy-duty wheel applications : [catalog].	TX0000413520	2/7/1980	Federal-Mogul LLC
21.	Heavy-duty wheel applications : [catalog] 502W	TX0002031766	3/2/1987	Federal-Mogul LLC
22.	Transmission applications : anti-friction bearings, oil seals : [catalog].	TX0000521118	7/18/1980	Federal-Mogul LLC
23.	115G 1985 Federal-Mogul engine bearing catalog coussinets, catalogo brozine, catalogo de cojinetes : Daimler-Benz, Volkswagen	TX0002188721	11/19/1987	Federal-Mogul LLC
24.	1989 buyers guide—Carter fuel pumps : 3770 FP	TX0002611082	7/10/1989	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
25.	1995 buyers guide, oil seals : CQ470 1995, SLS	TX0004081195	7/28/1995	Federal-Mogul LLC
26.	3882 Carter engine management components for fuel injected vehicles, 1993	TX0003838550	5/31/1994	Federal-Mogul LLC
27.	Agricultural bearings master catalog, December 1986	TX0002254949	11/13/1987	Federal-Mogul LLC
28.	Agricultural bearings master catalog, May 1983	TX0002137180	8/17/1987	Federal-Mogul LLC
29.	Analisis de fallas de rodamientos : 3304 BRB 85.	TX0002006669	3/2/1987	Federal-Mogul LLC
30.	Anti-friction bearing distress analysis.	TX0002008536	3/2/1987	Federal-Mogul LLC
31.	Anti-friction bearing distress analysis : 3302 BRB/85	TX0002006670	3/2/1987	Federal-Mogul LLC
32.	The Ball and roller bearing group, atlas of microstructures / compiled by Jon T. Gabrielsen	TX0000254034	4/19/1979	Federal-Mogul LLC
33.	BCA agricultural bearings catalog : 518 : 1997 : specifications, applications, numerical listings and interchanges	TX0003954556	12/12/1994	Federal-Mogul LLC
34.	BCA bearings, National oil seals : vol. 1 : application listings for 1979.	TX0004078164	7/26/1995	Federal-Mogul LLC
35.	BCA bearings, National oil seals : vol. 2 : application listings for 1980-1995.	TX0004078148	7/28/1995	Federal-Mogul LLC
36.	BCA bearings, National oil seals : vol. 2 : application listings for 1980-1995.	TX0004078165	7/26/1995	Federal-Mogul LLC
37.	BCA boot kit : [no.] LBBK-20	VA0000287232	12/8/1987	Federal-Mogul LLC
38.	BCA clutch release bearings : 302, 1987	TX0002604028	7/3/1989	Federal-Mogul LLC
39.	BCA clutch release bearings : 304, 1994	TX0003945690	11/28/1994	Federal-Mogul LLC
40.	BCA clutch release bearings and clutch forks : catalog 304S, 1995	TX0004075092	7/26/1995	Federal-Mogul LLC
41.	BCA constant velocity components : 529, 1988	TX0002940799	10/23/1990	Federal-Mogul LLC
42.	BCA constant velocity components : 529S, 1989 : for imported passenger car and light truck applications	TX0003000983	1/28/1991	Federal-Mogul LLC
43.	BCA constant velocity components : for U. S. and imported passenger cars and light trucks / Federal Mogul	TX0002032663	3/2/1987	Federal-Mogul LLC
44.	BCA,CV joints : [no.] LBCV-10	VA0000287229	12/8/1987	Federal-Mogul LLC
45.	BCA halfshaft assembly : [no.] LBHS-1.	VA0000287231	12/8/1987	Federal-Mogul LLC
46.	BCA mast guide bearing catalog : specifications and interchanges : 305	TX0002931865	10/17/1990	Federal-Mogul LLC
47.	BCA master antifriction bearing interchange, 1992 : 525	TX0003238840	1/23/1992	Federal-Mogul LLC
48.	BCA National agricultural specifications : catalog no. 518, 1995	TX0004003032	2/27/1995	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
49.	BCA National wheel service catalog, 1995 : no. 505	TX0004151741	11/2/1995	Federal-Mogul LLC
50.	BCA quick reference specifications manual : catalog no. 515A	TX0003981438	2/27/1995	Federal-Mogul LLC
51.	Bearing & seal transmission & differential kits	VA0000287230	12/8/1987	Federal-Mogul LLC
52.	Bearings & seals quick reference guide : form no. CQ 505	TX0004023711	7/28/1995	Federal-Mogul LLC
53.	Bower/B C A 515 specifications manual : dimensions, load ratings, and additional data	TX0000856710	2/19/1982	Federal-Mogul LLC
54.	Bower/B C A bearings : [no.] B-103	VA0000268304	5/4/1987	Federal-Mogul LLC
55.	Bower/B C A clutch release bearing catalog : including clutch pilot bearings	TX0000666606	3/26/1981	Federal-Mogul LLC
56.	Bower/B C A drive shaft supports : [catalog] : popular applications, interchanges	TX0000476666	2/18/1980	Federal-Mogul LLC
57.	Bower/B C A drive shaft supports : popular applications, interchanges	TX0001942761	11/24/1986	Federal-Mogul LLC
58.	Bower/B C A mast guide bearing catalog : specifications, interchanges, popular applications	TX0000666604	3/26/1981	Federal-Mogul LLC
59.	Bower/B C A National bearings and seals for U. S. and imported passenger cars, light and medium duty trucks (thru 2 1/2 ton)	TX0001945221	11/19/1986	Federal-Mogul LLC
60.	Bower/B C A national construction equipment bearings and seals : 503	TX0001465226	12/3/1984	Federal-Mogul LLC
61.	Bower/B C A quick reference specifications manual : numerical & bore size listings (tapered, cylindrical, needles, journal roller bearings, and ball bearings).	TX0000797550	11/9/1981	Federal-Mogul LLC
62.	CarQuest bearings & seals 1993	TX0003759380	3/15/1994	Federal-Mogul LLC
63.	CarQuest bearings & seals 1994	TX0003806273	5/31/1994	Federal-Mogul LLC
64.	CarQuest bearings & seals : vol. 1 : form no. CQ 510	TX0004023714	7/28/1995	Federal-Mogul LLC
65.	Carquest bearings & seals : vol. 2.	TX0004144779	7/25/1995	Federal-Mogul LLC
66.	CarQuest bearings/seals agricultural specifications : form no. CQ 518 : August 1994	TX0003928921	11/29/1994	Federal-Mogul LLC
67.	CARQUEST bearings specification manual, issued August 1944	TX0003758388	12/5/1994	Federal-Mogul LLC
68.	CarQuest clutch release bearings : CQ 304 : October 1994	TX0003948065	11/30/1994	Federal-Mogul LLC
69.	CarQuest oil & grease seals : specification manual : March 1995	TX0004145810	7/25/1995	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
70.	Carter carburetor emission components : 3881, 1989	TX0002487536	1/23/1989	Federal-Mogul LLC
71.	Carter carburetor : [no.] C18LB.	VA0000319253	9/16/1988	Federal-Mogul LLC
72.	Carter electric super fuel pump	VA0000322007	9/19/1988	Federal-Mogul LLC
73.	Carter engine management components for fuel injected vehicles, 1990 : catalog	TX0003758738	1/27/1994	Federal-Mogul LLC
74.	Carter engine management components for fuel injected vehicles : catalog no. 3882S	TX0004096054	7/31/1995	Federal-Mogul LLC
75.	Carter fuel injection & F. I. emission components : 3882, 1988 : for U. S. and imported passenger cars and light trucks, for fuel injected vehicles only	TX0002487575	1/23/1989	Federal-Mogul LLC
76.	Carter Fuel pump	VA0000287233	12/7/1987	Federal-Mogul LLC
77.	Carter fuel pumps : 3879, August 1987 : applications, numerical listings, interchanges, and specifications	TX0002751913	2/12/1990	Federal-Mogul LLC
78.	Carter fuel pumps and fuel pump assemblies, 1990 : 3879	TX0002834558	5/9/1990	Federal-Mogul LLC
79.	Carter fuel pumps and fuel pump assemblies, 1992 : 3879	TX0003239211	1/24/1992	Federal-Mogul LLC
80.	Carter fuel pumps and fuel pump assemblies, 1994 : 3879	TX0003785208	3/15/1994	Federal-Mogul LLC
81.	Carter fuel pumps, applications and interchanges, 1987	TX0002516390	11/18/1987	Federal-Mogul LLC
82.	Carter Fuel system components	VA0000287226	12/4/1987	Federal-Mogul LLC
83.	Carter new carburetors : applications and interchanges : no. 3878, 1987.	TX0002191168	11/18/1987	Federal-Mogul LLC
84.	Carter new water pumps, 3870, 1988	TX0002939329	10/16/1990	Federal-Mogul LLC
85.	Carter PCV valves : 3881PCV : 1990 : for US and imported passenger cars and light trucks	TX0002753715	2/7/1990	Federal-Mogul LLC
86.	Carter performance products : [no.] PP12LB	VA0000320006	9/16/1988	Federal-Mogul LLC
87.	Carter super fuel pump	VA0000322005	9/19/1988	Federal-Mogul LLC
88.	Carter TRW new water pumps : catalog no. X3004S	TX0004151740	11/6/1995	Federal-Mogul LLC
89.	Carter water pumps : 1989 buyers guide	TX0002611335	7/10/1989	Federal-Mogul LLC
90.	Carter water pumps and water pump kits : 3870, 1990 : for domestic & imported passenger cars, trucks, marine, agricultural & industrial applications	TX0003000982	1/28/1991	Federal-Mogul LLC
91.	Carter Zip-Kits : 3880, 1987.	TX0003030782	3/11/1991	Federal-Mogul LLC
92.	Clutch release bearings supplement, June 1995	TX0004083665	7/26/1995	Federal-Mogul LLC
93.	Competitor’s interchange Federal-Mogul engine bearing : [part no.] 130.	TX0000422701	2/25/1980	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
94.	Differential applications. Anti-friction bearings, oil seals : [catalog].	TX0000538299	7/17/1980	Federal-Mogul LLC
95.	Discover opportunities in bearings : Bower/B C A.	TX0002008928	2/5/1987	Federal-Mogul LLC
96.	Discover opportunities in bearings : N A P A bearings	TX0002008929	2/5/1981	Federal-Mogul LLC
97.	Discover opportunities in engine bearings : Federal-Mogul	TX0002008927	2/5/1987	Federal-Mogul LLC
98.	Discover opportunities in engine bearings : N A P A engine bearings : form 5001 NEB/82.	TX0002012825	2/5/1987	Federal-Mogul LLC
99.	Engine bearing service manual	TX0000800389	11/9/1981	Federal-Mogul LLC
100.	Engine bearing service manual : Napa engine bearings : when the name is Napa, the standard is quality	TX0000800388	11/9/1981	Federal-Mogul LLC
101.	Engine parts for Japanese vehicles = Refacciones para motores de vehiculos japoneses = Pieces de moteur pour vehicules japonais	TX0002052488	4/21/1987	Federal-Mogul LLC
102.	Environmental, health and safety management systems implementation/registration guidance / authored by Roger Strelow and Cornelius C. Smith	TXu001155414	12/3/2003	Federal-Mogul LLC
103.	Federal-Mogul Bower B C A bearings, National oil seals : Feb. 1989, 510A	TX0002611080	7/3/1989	Federal-Mogul LLC
104.	Federal-Mogul Bower/B C A bearings, National oil seals : for U. S. and imported passenger cars, light and medium duty trucks (through 2 1/2 ton), boat trailers, snowmobiles, and ATV’s : 510, 1987.	TX0002604092	7/3/1989	Federal-Mogul LLC
105.	Federal-Mogul Bower/BCA bearings, BCA C.V. components, National oil seals : 1990, 510.	TX0003050892	4/19/1991	Federal-Mogul LLC
106.	Federal-Mogul Bower/BCA bearings, BCA C.V. components, National oil seals : 1991, 510	TX0003405404	9/24/1992	Federal-Mogul LLC
107.	Federal-Mogul Bower/BCA bearings, National oil seals : 1994, 510.	TX0003765443	3/7/1994	Federal-Mogul LLC
108.	Federal Mogul engine bearing distress analysis : 1400 EB/86	TX0002191467	11/16/1987	Federal-Mogul LLC
109.	Federal-Mogul Engine bearings	VA0000263499	5/4/1987	Federal-Mogul LLC
110.	Federal-Mogul engine bearings complete interchange : 125WT, 1985 weatherly index, no. 032.	TX0002004872	3/3/1987	Federal-Mogul LLC
111.	Federal-Mogul engine bearings : master interchange : 125 : 1986 : weatherly index no. 032	TX0002751143	2/12/1990	Federal-Mogul LLC
112.	Federal-Mogul engine bearings master interchange : 125, 1990	TX0002819911	5/11/1990	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
113.	Federal-Mogul engine bearings : [no.] 829AL	VA0000319307	9/16/1988	Federal-Mogul LLC
114.	Federal-Mogul engine bearings : shop specification manual	TX0001282304	2/6/1984	Federal-Mogul LLC
115.	Federal-Mogul engine bearings : shop specification manual	TX0000599794	11/10/1980	Federal-Mogul LLC
116.	Federal-Mogul engine bearings, shop specification manual, 1989 : 115	TX0002603032	6/26/1989	Federal-Mogul LLC
117.	Federal-Mogul engine bearings shop specification manual : no. 115.	TX0001004151	11/1/1982	Federal-Mogul LLC
118.	Federal-Mogul engine bearings shop specification manual : no. 115, 1984	TX0002494578	1/23/1989	Federal-Mogul LLC
119.	Federal-Mogul engine bearings shop specification manual : no. 115, 1991	TX0003238969	1/27/1992	Federal-Mogul LLC
120.	Federal-Mogul engine parts and kits : vol. 1, 1979 and earlier : catalog no. SP1501	TX0004313021	6/3/1996	Federal-Mogul LLC
121.	Federal-Mogul engine parts and kits : vol. 2, 1980 to present : no. SP1502, 1996	TX0004314136	6/4/1996	Federal-Mogul LLC
122.	Federal-Mogul heavy-duty transmission & differential applications : Bower/B C A antifriction bearings, National oil seals and gaskets : 502TD, 1987	TX0002084849	3/2/1987	Federal-Mogul LLC
123.	Federal-Mogul heavy-duty wheel applications : Bower/B C A antifriction bearings, National oil seals, hubcaps, and gaskets : 502W, 1989	TX0002604027	7/3/1989	Federal-Mogul LLC
124.	Federal-Mogul Marine products catalog	TX0002819995	5/11/1990	Federal-Mogul LLC
125.	Federal Mogul performance : 3209	TX0003441623	11/19/1992	Federal-Mogul LLC
126.	Federal-Mogul performance products	TX0002957318	12/3/1990	Federal-Mogul LLC
127.	Federal-Mogul performance products : 3209EP : Federal-Mogul engine bearings, Sterling pistons	TX0002753716	2/7/1990	Federal-Mogul LLC
128.	Federal Mogul performance products catalog, 1991 : 3209	TX0002990315	1/28/1991	Federal-Mogul LLC
129.	Federal-Mogul pistons master catalog : catalog no. 604, 1966.	TX0004318301	6/3/1996	Federal-Mogul LLC
130.	Federal-Mogul Shim stock	VA0000287228	12/4/1987	Federal-Mogul LLC
131.	Federal-Mogul Thrust washer : [no.] E-34TW	VA0000319296	9/16/1988	Federal-Mogul LLC
132.	Federal-Mogul valve seat catalog : 605VS 1986 weatherly index no. 060	TX0002279697	11/23/1987	Federal-Mogul LLC
133.	Firestone national wheel seals : front and rear wheel seal and bearing applications	TX0000666603	3/26/1981	Federal-Mogul LLC
134.	Instrumented gasoline piston	VAu000605984	9/23/2003	Federal-Mogul LLC
135.	Instrumetned diesel piston	VAu000603974	9/29/2003	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
136.	Japanese application catalog : Federal-Mogul engine bearings, Hastings piston rings	TX0000486935	3/18/1980	Federal-Mogul LLC
137.	Linkage capabilities.	TXu001145939	9/23/2003	Federal-Mogul LLC
138.	Manual de servicio de cojinetes para motor	TX0000856711	2/19/1982	Federal-Mogul LLC
139.	N305 NAPA bearings : mast guide bearing catalog : August 1990	TX0002962412	12/3/1990	Federal-Mogul LLC
140.	NAPA bearings : agricultural catalog	TX0000386112	12/28/1979	Federal-Mogul LLC
141.	NAPA bearings : bearings and seals : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s	TX0000797549	11/9/1981	Federal-Mogul LLC
142.	NAPA bearings : [catalog] : drive shaft supports	TX0000476667	3/5/1980	Federal-Mogul LLC
143.	NAPA bearings : clutch bearing master catalog	TX0000386111	12/28/1979	Federal-Mogul LLC
144.	NAPA bearings : drive shaft supports	TX0001965484	11/19/1986	Federal-Mogul LLC
145.	NAPA bearings : heavy duty differential catalog	TX0000549163	7/18/1980	Federal-Mogul LLC
146.	NAPA bearings : heavy duty differential catalog	TX0000386114	12/29/1979	Federal-Mogul LLC
147.	NAPA bearings : heavy duty transmission catalog	TX0000386110	12/28/1979	Federal-Mogul LLC
148.	NAPA bearings : import vehicle applications.	TX0000666605	3/26/1981	Federal-Mogul LLC
149.	NAPA bearings : mast guide bearing catalog	TX0000660484	3/26/1981	Federal-Mogul LLC
150.	NAPA bearings : master bearing interchange	TX0000426347	3/3/1980	Federal-Mogul LLC
151.	NAPA bearings : master bearing interchange	TX0000386115	12/28/1979	Federal-Mogul LLC
152.	NAPA bearings : N302.	TX0002640056	7/3/1989	Federal-Mogul LLC
153.	NAPA bearings : N502-T : heavy duty transmission catalog	TX0000556786	8/25/1980	Federal-Mogul LLC
154.	NAPA bearings : N510, April 1990	TX0003431806	11/23/1992	Federal-Mogul LLC
155.	NAPA bearings : N510, Nov., 1992 : master catalog featuring bearing and seal listings for US and imported vehicles, light and medium trucks (thru 2 1/2 ton[s] : N510.	TX0003509104	1/28/1993	Federal-Mogul LLC
156.	NAPA bearings numerical listing	TX0000798055	11/12/1981	Federal-Mogul LLC
157.	NAPA bearings numerical listing	TX0000526390	7/21/1980	Federal-Mogul LLC
158.	NAPA bearings : passenger car, light truck catalog.	TX0000362420	11/9/1979	Federal-Mogul LLC
159.	NAPA bearings quick reference specifications manual : [no.] N515A : numerical & bore size listings, tapered, cylindrical, needles, journal roller bearings, and ball bearings	TX0000845009	12/21/1981	Federal-Mogul LLC
160.	NAPA bearings : weatherly index 300 : N510 : Aug., 1987 : master catalog featuring bearing and seal listings for US and imported vehicles, light and medium duty trucks (thru 2 1/2 ton)	TX0002711815	9/18/1989	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
161.	NAPA engine bearings : master catalog and shop manual	TX0000800386	11/9/1981	Federal-Mogul LLC
162.	NAPA engine bearings : master catalog shop manual, March 1989 : N115	TX0002612159	7/10/1989	Federal-Mogul LLC
163.	NAPA engine bearings : N115 : master catalog, shop manual	TX0001027673	11/1/1982	Federal-Mogul LLC
164.	NAPA engine bearings : replacement parts : [master catalog, shop manual].	TX0003236498	1/23/1992	Federal-Mogul LLC
165.	NAPA engine bearings : replacement parts : [master catalog, shop manual].	TX0002132707	8/19/1987	Federal-Mogul LLC
166.	NAPA engine bearings : replacement parts : [master catalog, shop manual].	TX0002045884	3/2/1987	Federal-Mogul LLC
167.	NAPA fuel pumps : fuel pumps and fuel pump assemblies : N3879 : catalog.	TX0003637418	3/14/1994	Federal-Mogul LLC
168.	NAPA fuel pumps : fuel pumps and fuel pump assemblies : N3879, Jan. 1992	TX0003239661	1/27/1992	Federal-Mogul LLC
169.	NAPA lighting : lighting and safety products : N2001	TX0003328813	6/12/1992	Federal-Mogul LLC
170.	NAPA lighting : lighting and safety products : N2001-S : for automotive, heavy-duty and industrial applications	TX0003446460	11/16/1992	Federal-Mogul LLC
171.	National O-rings	VA0000319297	9/16/1988	Federal-Mogul LLC
172.	National O-rings industrial maintenance guide : 915	TX0002004869	3/3/1987	Federal-Mogul LLC
173.	National O-rings industrial maintenance guide : [no.] 915	TX0002483514	1/9/1989	Federal-Mogul LLC
174.	National oil seals.	VA0000263500	5/4/1987	Federal-Mogul LLC
175.	National oil seals 1995 buyers guide : catalog no. 470 1995 SLS	TX0004020016	6/28/1995	Federal-Mogul LLC
176.	National oil seals 1996 buyers guide : BCA bearings : catalog no. 570	TX0004266168	4/18/1996	Federal-Mogul LLC
177.	National oil seals industrial interchange : 428, 1988	TX0002972647	12/13/1990	Federal-Mogul LLC
178.	National oil seals, industrial “zero-duplication plus” : specification manual, 1990 : no. 415-I	TX0002931864	10/17/1990	Federal-Mogul LLC
179.	National oil seals master interchange	TX0001954864	11/20/1986	Federal-Mogul LLC
180.	National oil seals master interchange	TX0001004334	11/1/1982	Federal-Mogul LLC
181.	National oil seals master interchange	TX0000711329	6/25/1981	Federal-Mogul LLC
182.	National oil seals master interchange, 1988 : 425	TX0002959184	11/30/1990	Federal-Mogul LLC
183.	National oil seals master interchange : catalog no. 425, 1995	TX0004161856	10/30/1995	Federal-Mogul LLC
184.	National oil seals specifications manual, 1985 : no. 415.	TX0002389997	9/29/1988	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
185.	National oil seals specifications manual, 1988 : no. 415.	TX0002487733	1/23/1989	Federal-Mogul LLC
186.	National oil seals specifications manual, 1995 : catalog no. 415	TX0004147997	10/31/1995	Federal-Mogul LLC
187.	National redi-sleeves.	VA0000327565	3/14/1988	Federal-Mogul LLC
188.	National to Redi-Sleeve cross reference listing : 435RS, January 1982	TX0002137178	8/17/1987	Federal-Mogul LLC
189.	Pistones Sterling : catalogo maestro para automoviles y camiones livianos : SP604	TX0001027672	12/20/1982	Federal-Mogul LLC
190.	RingChek.	TXu001155202	9/29/2003	Federal-Mogul LLC
191.	Sealed power engine kits and parts : vol. 1, 1976 & earlier : catalog no. SP1051, 1994	TX0003942165	12/8/1994	Federal-Mogul LLC
192.	Sealed power engine kits and parts : vol. 2, 1977 to present : catalog no. SP1502, 1994	TX0003942166	12/8/1994	Federal-Mogul LLC
193.	Sealed power engine kits and parts : vol. 3 : numerical & progressive diametrical listings & POP code : cat. no. SP1053	TX0003952667	12/6/1994	Federal-Mogul LLC
194.	Source power	TX0004106874	2/10/1995	Federal-Mogul LLC
195.	Sterling pistons	VA0000300339	1/27/1988	Federal-Mogul LLC
196.	Sterling pistons master catalog : 604, 1987	TX0002801354	2/20/1990	Federal-Mogul LLC
197.	Sterling pistons master catalog : 604, 1990	TX0002847605	6/21/1990	Federal-Mogul LLC
198.	Stock check guide—bearings and seals	TX0000856712	2/19/1982	Federal-Mogul LLC
199.	TRW constant velocity joints and boot kits : catalog no. X-4012, 1995 supplersedes 1992	TX0004078147	7/26/1995	Federal-Mogul LLC
200.	TRW engine kits, 1994 : catalog no. X-3000	TX0003978936	12/19/1994	Federal-Mogul LLC
201.	TRW wheel alignment products : catalog no. X4023, 1995.	TX0004020010	7/25/1995	Federal-Mogul LLC
202.	X4000-2 TRW chassis parts : vol. 2, 1994	TX0003964930	12/15/1994	Federal-Mogul LLC
203.	Bower/B C A bearings and National oil seals : [catalog].	TX0000348441	10/19/1979	Federal-Mogul LLC
204.	Bower/B C A bearings and National oil seals : [catalog].	TX0000470946	11/13/1979	Federal-Mogul LLC
205.	Bower/B C A bearings and National oil seals : [catalog].	TX0000327185	9/12/1979	Federal-Mogul LLC
206.	Bower/B C A bearings and National oil seals : catalog : 510 : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s	TX0001963488	11/20/1986	Federal-Mogul LLC
207.	Bower/B C A bearings and National oil seals : catalog : 510 : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s.	TX0001243331	12/5/1983	Federal-Mogul LLC
208.	Bower/B C A bearings and National oil seals : catalog : 510 : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s	TX0000752738	8/5/1981	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
209.	Bower/B C A national : 517 : agricultural catalog bearings and seals / Federal Mogul	TX0001083780	3/10/1983	Federal-Mogul LLC
210.	Bower/B C A national [catalog] : 0505 : wheel bearings and seals : pinion and transmission seals : passenger cars and light trucks : includes import vehicle coverage	TX0000618359	11/10/1980	Federal-Mogul LLC
211.	Buyers guide 1986. Federal Mogul engine bearings.	TX0002004835	3/3/1987	Federal-Mogul LLC
212.	Buyers guide 1986. Federal Mogul engine bearings.	TX0002004870	3/3/1987	Federal-Mogul LLC
213.	Buyers guide 1986. National oil seals	TX0002029577	3/2/1987	Federal-Mogul LLC
214.	Buyers guide 1986. Bower roller bearings, B C A ball bearings, heavy duty transmission & differential kits, agricultural kits	TX0002029574	3/2/1987	Federal-Mogul LLC
215.	Buyers guide 1986. Sterling pistons.	TX0002029575	3/2/1987	Federal-Mogul LLC
216.	Buyers guide 1986. Sterling pistons.	TX0002004871	3/3/1987	Federal-Mogul LLC
217.	EB64M Engine Bearings	A678911	2/24/1964	Federal-Mogul LLC
218.	SRB64P Front/Rear Wheel Bearings & Seals	A678912	2/24/1964	Federal-Mogul LLC
219.	Supp.1 National Oil Seal Specifications Manual	A678913	2/24/1964	Federal-Mogul LLC
220.	EB64PLT Engine Bearings	A678914	2/24/1964	Federal-Mogul LLC
221.	RB64TR Truck Ball and Roller Bearings	A683999	3/13/1964	Federal-Mogul LLC
222.	Engine Bearing Service Manual, 8th Ed	A701792	6/29/1964	Federal-Mogul LLC
223.	EB64MX Engine Bearings	A701791	6/29/1964	Federal-Mogul LLC
224.	PT63S National Oil Seals – Supplement to PT63	A702491	7/6/1964	Federal-Mogul LLC
225.	Tapered Bearings Rapid Selection Chart	A706095	7/27/1964	Federal-Mogul LLC
226.	SRB64PLT Wheel Bearings and Oil Seals	A708009	6/1/1964	Federal-Mogul LLC
227.	Supp.1 Engine Bearings Shop Specifications Manual	A721780	10/12/1964	Federal-Mogul LLC
228.	1965 Autos - Advance Replacement Parts	A729703	11/18/1964	Federal-Mogul LLC
229.	S65DOSS National Oil Seals Obsolete, Substitute Numbers	A729703	1/25/1965	Federal-Mogul LLC
230.	S65SP National Oil Seals Specification Manual	A744979	2/10/1965	Federal-Mogul LLC
231.	RD64 National Red-Dot Oil Seals	A679653	2/26/1964	Federal-Mogul LLC
232.	WS64 National Wear Sleeves	A689011	4/17/1964	Federal-Mogul LLC
233.	Oil and Grease Seals	A689012	4/17/1964	Federal-Mogul LLC
234.	FM Job-Tailored Crankshaft Kit	A753869	3/29/1965	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
235.	SRB65P Front and Rear Wheel Bearings	A760235	4/21/1965	Federal-Mogul LLC
236.	S6515XPR Distributors Net Prices, Stock Items - May 1965	A760236	4/21/1965	Federal-Mogul LLC
237.	S651-5X National Oil Seals Export Net Prices – Jan 1965	A760237	4/21/1965	Federal-Mogul LLC
238.	OR65M National O-Rings	A763203	5/10/1965	Federal-Mogul LLC
239.	NSD - A Look into The Future	A764272	5/14/1965	Federal-Mogul LLC
240.	RB651-5XPR Bower Roller Bearings - BCA Ball Bearings Prices	A768866	5/28/1965	Federal-Mogul LLC
241.	RMC - For 45 Years A Trusted Name	Kk94513	3/12/1954	Federal-Mogul LLC
242.	RMC Replacement Valves	Kk94514	3/12/1954	Federal-Mogul LLC
243.	EB65CK Federal-Mogul Crankshaft Kit	A771383	6/14/1965	Federal-Mogul LLC
244.	SRB65PS Front Wheel Bearing and Oil Seal Application Chart	A783179	8/19/1965	Federal-Mogul LLC
245.	SRV65PSC Front Wheel Bearing and Oil Seal Application Chart	A783180	8/19/1965	Federal-Mogul LLC
246.	EB65MX Engine Bearings	A783181	8/19/1965	Federal-Mogul LLC
247.	SRB65PLT Fast Moving Service System	A783978	8/27/1965	Federal-Mogul LLC
248.	B65CR Clutch Release Bearings	A783979	9/9/1965	Federal-Mogul LLC
249.	RAS-65 RMC Rocker Parts, June 1965	A787245	9/9/1965	Federal-Mogul LLC
250.	P65 Sterling Pistons Master Catalog	A797840	10/20/1965	Federal-Mogul LLC
251.	VP65M Federal-Mogul Engine Products	A797841	10/20/1965	Federal-Mogul LLC
252.	V65 RMC Valves Master Catalog	A797842	10/20/1965	Federal-Mogul LLC
253.	Why Do O-Rings Fail? From National Seal	A810775	1/14/1966	Federal-Mogul LLC
254.	OP66M Federal-Mogul Reconditioned Oil Pumps	A816974	2/17/1966	Federal-Mogul LLC
255.	OP6613 Federal-Mogul Engine Products, Resale	A816976	2/17/1966	Federal-Mogul LLC
256.	OP6615 Federal-Mogul Engine Products, Distributor	A816975	2/17/1966	Federal-Mogul LLC
257.	1966 Autos - Advance Replacement Parts	A824868	3/10/1966	Federal-Mogul LLC
258.	OP66MS Federal-Mogul Engine Products	A829732	4/6/1966	Federal-Mogul LLC
259.	801 Master Catalog, 1966	A829733	4/6/1966	Federal-Mogul LLC
260.	EB65SP Shop Specification Manual, U.S.	A832749	4/29/1966	Federal-Mogul LLC
261.	1101 Federal-Mogul Crankshaft Kit	A836766	5/9/1966	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
262.	1010 National Gasket Quick Reference, 1966	A851343	7/25/1966	Federal-Mogul LLC
263.	401 National Oil Seal Catalog, 1966	A851344	7/25/1966	Federal-Mogul LLC
264.	505 Wheel Bearing & Seal Catalog, 1966	A852577	7/28/1966	Federal-Mogul LLC
265.	1001 National Gasket Catalog, 1966	A852810	8/1/1966	Federal-Mogul LLC
266.	503 Bower/BCA Ball and Roller Bearings	A852999	8/19/1966	Federal-Mogul LLC
267.	490 National Oil Seals DOSS, 1966	A857114	8/29/1966	Federal-Mogul LLC
268.	502 Bower/BCA Ball and Roller Bearings	A857115	8/29/1966	Federal-Mogul LLC
269.	0505 Wheel Bearing & Seal Catalog, 1966	A857113	8/29/1966	Federal-Mogul LLC
270.	VM66 Vellumoid Gaskets, Master Catalog	A858839	9/9/1966	Federal-Mogul LLC
271.	101 Federal-Mogul Engine Bearings, 1966	A862422	9/26/1966	Federal-Mogul LLC
272.	Introducing National Gaskets	A863091	9/22/1966	Federal-Mogul LLC
273.	National Gasket Mart	A863092	9/22/1966	Federal-Mogul LLC
274.	Look What’s Been Added to the Federal-Mogul Line	A863093	9/22/1966	Federal-Mogul LLC
275.	The Newest Name In Gaskets Is The	A863094	9/22/1966	Federal-Mogul LLC
276.	B65S Sterling, Supplement to Master Catalog	A881307	12/23/1966	Federal-Mogul LLC
277.	Bearing Down!	A887632	1/26/1967	Federal-Mogul LLC
278.	112 FM Engine Bearing Racing Catalog	A889106	2/6/1967	Federal-Mogul LLC
279.	601S Federal-Mogul Engine Products	A891368	2/16/1967	Federal-Mogul LLC
280.	V65S Supplement to V-65 Master Catalog	A898118	3/20/1967	Federal-Mogul LLC
281.	P65S Supplement to P-65 Master Catalog	A898119	3/20/1967	Federal-Mogul LLC
282.	Federal-Mogul Service Replacement Parts	A898074	3/20/1967	Federal-Mogul LLC
283.	510 Bower/BCA Bearings Plus National	A905304	4/20/1967	Federal-Mogul LLC
284.	101S Federal-Mogul Engine Bearings	A905305	4/20/1967	Federal-Mogul LLC
285.	OP167 SSD Remanufactured Oil Pumps	A923809	7/12/1967	Federal-Mogul LLC
286.	304 Clutch Release Bearings / Assemblies	A92667	7/27/1967	Federal-Mogul LLC
287.	505 Wheel Bearings and Oil Seals	A932957	8/22/1968	Federal-Mogul LLC
288.	415 National Oil Seal Specification Manual	A935852	8/30/1967	Federal-Mogul LLC
289.	416 National Oil Seal Specification Manual	A935853	8/30/1967	Federal-Mogul LLC
290.	701 FM Remanufactured Oil Pumps, 1967	A935850	8/30/1967	Federal-Mogul LLC
291.	OP267 SSD Remanufactured Oil Pumps	A935851	8/30/1967	Federal-Mogul LLC
292.	BCA, Serving Industry With Widest	A937980	9/22/1967	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
293.	BOWER, The Most Complete Line Of	A937979	9/22/1967	Federal-Mogul LLC
294.	VG67 Vellumoid Gaskets DOSS, 1967	A958107	11/30/1967	Federal-Mogul LLC
295.	1090 National Gaskets DOSS, 1967	A958108	11/30/1967	Federal-Mogul LLC
296.	1001 National Gasket Master Catalog	A952457	11/24/1967	Federal-Mogul LLC
297.	VM67 - Vellumoid Gaskets Master Catalog	A952456	11/24/1967	Federal-Mogul LLC
298.	590 Bower Ball/BCA Roller Bearings DOSS	A956606	12/11/1967	Federal-Mogul LLC
299.	601 Federal-Mogul Engine Products	A957130	12/14/1967	Federal-Mogul LLC
300.	P68M Sterling Pistons Catalog	A957131	12/14/1967	Federal-Mogul LLC
301.	V68MSterling Valves Catalog	A957132	12/14/1967	Federal-Mogul LLC
302.	490 National Oil Seals DOSS, 1968	A962427	1/12/1968	Federal-Mogul LLC
303.	Vellumoid Gaskets, Handbook	A967728	2/5/1968	Federal-Mogul LLC
304.	510 Bower/BCA Bearings Plus National	A981554	4/5/1968	Federal-Mogul LLC
305.	505 Bower/BCA/National Wheel Service	A984207	4/17/1968	Federal-Mogul LLC
306.	101 Federal-Mogul Engine Bearings	A986395	4/29/1968	Federal-Mogul LLC
307.	0101 Federal-Mogul Engine Bearings	A7194	7/29/1968	Federal-Mogul LLC
308.	101MX Federal-Mogul Engine Bearings	A16677	9/16/1968	Federal-Mogul LLC
309.	101MX FM Catalogo de Cojinetes para	A16678	9/16/1968	Federal-Mogul LLC
310.	101MX FM Cuscinetti per Motore	A16679	9/16/1968	Federal-Mogul LLC
311.	502S Truck Catalog Supplement, 1968	A46171	2/3/1969	Federal-Mogul LLC
312.	Bower Roller Bearing Life Computer	A80420	7/2/1969	Federal-Mogul LLC
313.	611 Engine Parts Quick Reference, 1969	A46571	2/5/1969	Federal-Mogul LLC
314.	901 National O-Rings	A61435	4/14/1969	Federal-Mogul LLC
315.	510 Bower/BCA & National Oil Seals	A70916	5/27/1969	Federal-Mogul LLC
316.	505 Bower/BCA & National Wheel	A72817	6/4/1969	Federal-Mogul LLC
317.	401 National Oil Seals, 1969	A82591	7/18/1969	Federal-Mogul LLC
318.	611 Federal-Mogul Service Engine Parts, 1969	A82582	7/18/1969	Federal-Mogul LLC
319.	Welcome to Federal-Mogul	A84457	7/28/1969	Federal-Mogul LLC
320.	112 Federal-Mogul Racing Engine Bearings, 1969	A90453	9/2/1969	Federal-Mogul LLC
321.	315 BCA Ball Bearings, 1969	A90565	9/2/1969	Federal-Mogul LLC
322.	BCA Ball Bearings for Agriculture	A139967	4/3/1970	Federal-Mogul LLC
323.	610 Federal-Mogul Quick Reference, Engine Parts, 1970	A126907	2/12/1970	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
324.	701 Federal-Mogul Remanufactured Oil Pumps, 1970	A137657	4/1/1970	Federal-Mogul LLC
325.	404 National Unitized Oil Seals, 1970	A146894	5/4/1970	Federal-Mogul LLC
326.	505 Bower/BCA and National Wheel, 1970	A157646	6/18/1970	Federal-Mogul LLC
327.	215 Bower Specification Manual, 1968	A26857	12/16/1968	Federal-Mogul LLC
328.	510 Bower/BCA and National Seals, 1970	A158478	6/19/1970	Federal-Mogul LLC
329.	112 Federal-Mogul Racing Engine Bearings, 1970	A173953	8/24/1970	Federal-Mogul LLC
330.	304 BCA Clutch Release Catalog, 1970	A185951	10/26/1970	Federal-Mogul LLC
331.	530 Bower/BCA Competitors Manual, 1970	A208022	1/11/1971	Federal-Mogul LLC
332.	Haller P/M Design Guide	A218937	2/14/1971	Federal-Mogul LLC
333.	401 National Oil Seals	A278808	7/19/1971	Federal-Mogul LLC
334.	112 FM Engine Bearing Racing Catalog	A256310	7/19/1971	Federal-Mogul LLC
335.	505 Bower/BCA and National Wheel	A256313	7/19/1971	Federal-Mogul LLC
336.	510 Bower/BCA and National Oil Seals	A256341	7/19/1971	Federal-Mogul LLC
337.	Happiness Is an Engine with Federal-Mogul	A256427	7/19/1971	Federal-Mogul LLC
338.	560 Snowmobile Bearings Catalog, 1971	A277777	10/7/1971	Federal-Mogul LLC
339.	415 National Oil Seals, 1972	A285502	11/12/1971	Federal-Mogul LLC
340.	610 Federal-Mogul Engine Parts, 1972	A318823	3/22/1972	Federal-Mogul LLC
341.	72 BCA Ball Bearings General Catalog	A319012	3/23/1972	Federal-Mogul LLC
342.	505 Bower/BCA and National Wheel, 1972	A320949	3/30/1972	Federal-Mogul LLC
343.	Master Carbide Reamers and Boring Tools	A335218	5/15/1972	Federal-Mogul LLC
344.	502W Wheel Applications, Bearings, Seals, 1972	A336605	5/16/1972	Federal-Mogul LLC
345.	502M Federal-Mogul Heavy Duty Fleet Products, 1972	A381785	11/10/1972	Federal-Mogul LLC
346.	701 Federal-Mogul Reconditioned Oil Pumps, 1972	A347192	6/26/1972	Federal-Mogul LLC
347.	EM71 Master Carbide End Mills / Routers	A347163	6/26/1972	Federal-Mogul LLC
348.	101S Federal-Mogul Engine Bearings, 1972	A348229	6/30/1972	Federal-Mogul LLC
349.	329 Agricultural Bearings, 1972	A348230	6/30/1972	Federal-Mogul LLC
350.	508 Bower/BCA Wheel Bearings, 1972	A348231	6/30/1972	Federal-Mogul LLC
351.	309S Bower/BCA Drive Shafts, 1972	A348233	6/30/1972	Federal-Mogul LLC
352.	226 Matched Assemblies, 1972	A348232	6/30/1972	Federal-Mogul LLC
353.	502D Federal-Mogul Heavy Duty Fleet Products, 1972	A356156	7/31/1972	Federal-Mogul LLC
354.	612 Federal-Mogul Engine Sets, 1972	A360586	8/14/1972	Federal-Mogul LLC
355.	502T Federal-Mogul Heavy Duty Fleet Products, 1972	A369421	9/21/1972	Federal-Mogul LLC

Copyright Title		Registration Number	Registration Date	Owner
356.	602 Federal-Mogul Industrial Engine Parts, 1972	A370099	9/22/1972	Federal-Mogul LLC
357.	615 Sterling Pistons & RMC Valves, 1972	A373499	10/6/1972	Federal-Mogul LLC
358.	490 National Oil Seals DOSS, 1972	A381783	11/10/1972	Federal-Mogul LLC
359.	590 Bower & BCA Bearings DOSS, 1972	A381784	11/10/1972	Federal-Mogul LLC
360.	610 Federal-Mogul Engine Parts, 1973	A416009	3/12/1973	Federal-Mogul LLC
361.	AT3 Portable Air Tools, 1973	A426517	3/12/1973	Federal-Mogul LLC
362.	B3 Master Carbide Burs and Tools, 1973	A415406	3/12/1973	Federal-Mogul LLC
363.	1501 Federal-Mogul Timing Components, 1973	A416008	3/12/1973	Federal-Mogul LLC
364.	6510 Vehicle Replacement Parts, 1973	A426581	4/23/1973	Federal-Mogul LLC
365.	SS3 Master Solid Carbide Saws, 1973	A426580	4/23/1973	Federal-Mogul LLC
366.	CD3 Metal Removal Contour Discs, 1973	A426766	4/23/1973	Federal-Mogul LLC
367.	612 Federal-Mogul Engine Sets, 1973	A426767	4/23/1973	Federal-Mogul LLC
368.	V3 Metal Removal Grinding Wheels, 1973	A433572	5/14/1973	Federal-Mogul LLC
369.	T3 Master Carbide Tips, 1973	A433571	5/14/1973	Federal-Mogul LLC
370.	Master Carbide Burs and Rotary Tools	A433570	5/14/1973	Federal-Mogul LLC
371.	517 Federal-Mogul Agricultural Bearings	A434788	5/17/1973	Federal-Mogul LLC
372.	Bower Roller Bearings Selection Chart	A460005	8/22/1973	Federal-Mogul LLC
373.	115 Federal-Mogul Engine Bearing Shop Manual	A591293	11/14/1974	Federal-Mogul LLC
374.	415S National Oil Seals, Zero Duplication, Industrial Spec, 1976	A830335	2/28/1977	Federal-Mogul LLC
375.	428 National Oil Seals, Zero Duplication, Industrial Interchg, 1976	A830334	2/28/1977	Federal-Mogul LLC
376.	425 National Oil Seals, 1977	A830333	2/28/1977	Federal-Mogul LLC
377.	115 Federal-Mogul Engine Bearings, 1977	A830336	2/28/1977	Federal-Mogul LLC
378.	Colorful Federal-Mogul	A830332	2/28/1977	Federal-Mogul LLC
379.	EBF3-76 Bearing Basic Facts, Distress	A841766	4/4/1977	Federal-Mogul LLC
380.	EBF2-76 Bearing Basic Facts, Terms	A841767	4/4/1977	Federal-Mogul LLC
381.	Grid design/Carter carburetor	VA319-258	7/17/1978	Federal-Mogul LLC

Federal-Mogul Chassis LLC - U.S. Copyrights

	Title	Registration No.	Status	Expiration Date	Owner
1.	2013 NAPA Coil Spring Catalogue (NCS13C October)		Pending		Federal-Mogul Chassis LLC
2.	2013 NAPA COIL SPRING CATALOG (NC513 October); Supersedes NCS11		Pending		Federal-Mogul Chassis LLC
3.	2013 Raybestos Chassis Parts Catalog RC13-LM		Pending		Federal-Mogul Chassis LLC
4.	2014 Carquest Raybestos Medium & Heavy Duty Chassis Application Guide (ffCQ2014PCHHD Supersedes CQ-10009)		Pending		Federal-Mogul Chassis LLC
5.	Raybestos Suspension and Steering System Diagrams; SSD-13	TX 7-722-794	Registered	03/18/2108	Federal-Mogul Chassis LLC
6.	Raybestos Alignments Parts Catalog RA-13 Coverage Thru 2013	TX 7-679-514	Registered	03/28/2108	Federal-Mogul Chassis LLC
7.	McQuay-Norris 1991-2013 Alignment Parts Catalog; MNA-13	TX-7-708-39G	Registered	04/16/2108	Federal-Mogul Chassis LLC
8.	2013 NAPA Alignment Products Catalogue NA13C	TX7-721-465	Registered	05/01/2108	Federal-Mogul Chassis LLC
9.	2013 CARQUEST Chassis Alignment Reference & Application Guide CQ2013AL	TX 7-719-383	Registered	04/30/2108	Federal-Mogul Chassis LLC
10.	ACDelco 2013 Chassis Parts Alignment Products Catalog 4SA- 120-13; Supersedes 45A-120-12	TX 7-717-960	Registered	05/07/2108	Federal-Mogul Chassis LLC
11.	ACDelco 2013 Car & Light-Duty Truck Chassis Catalog 45A-1QO- 13-V2/1991 Present; Supersedes 45A-100-12-V2	TX 7-722-850	Registered	05/16/2108	Federal-Mogul Chassis LLC
12.	2008 Chassis Parts- Alignment Products Catalog 45A120-OB	TX 6-977-281	Registered	1/2/2103	Federal-Mogul Chassis LLC
13.	2011 NAPA Coil Springs Catalogue NCS11C	TX 7-477-355	Registered	1/4/2107	Federal-Mogul Chassis LLC
14.	2011 NAPA Coil Spring Catalog NCS11	TX 7-476-043	Registered	1/6/2107	Federal-Mogul Chassis LLC
15.	NAPA Heavy Duty Chassis Parts CH-MHD-07	TX 6-941-713	Registered	1/7/2103	Federal-Mogul Chassis LLC
16.	McQuay-Norris Alignment Products Catalog MNA07	TX 6-941-730	Registered	1/7/2103	Federal-Mogul Chassis LLC
17.	2008 Chassis Parts- Alignment Products Catalog 45A-120-OB- GMP	TX 6-941-735	Registered	1/7/2103	Federal-Mogul Chassis LLC
18.	2010 Heavy Duty Chassis Part Catalog CH-MHD-10	TX 7-346-745	Registered	1/10/2106	Federal-Mogul Chassis LLC
19.	2010 Heavy Duty Chassis Parts Catalogue CH-MHD-10C	TX 7-323-026	Registered	1/10/2106	Federal-Mogul Chassis LLC
20.	2010 NAPA Coil Spring Catalogue NCS10C	TX 7-313-721	Registered	1/10/2106	Federal-Mogul Chassis LLC
21.	!010 NAPA Coil Spring Catalog NCS10	TX 7-312-772	Registered	1/10/2106	Federal-Mogul Chassis LLC
22.	vlcQuay-Norris 2012 Control Arm Parts Catalog MNCA12	TX 0007487996	Registered	1/19/2107	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
23.	.012 NAPA Control Arm Catalog NCCA12	TX 7-491-384	Registered	/19/2107	Federal-Mogul Chassis LLC
24.	Raybestos 2012 Heavy Duty Chassis Parts Catalog (RCHD-12)	TX0007478689	Registered	1/20/2107	Federal-Mogul Chassis LLC
25.	2012 Heavy Duty Chassis Parts Catalog CH-MHD-12	TX 7-483-454	Registered	1/24/2107	Federal-Mogul Chassis LLC
26.	2010 Carquest Medium & Heavy Duty Chassis Application Guide CQ-10009	TX-7-326-073	Registered	1/31/2106	Federal-Mogul Chassis LLC
27.	NAPA 2007 Interchange & Product Numeric Catalog Reference Guide	TX 6-536-456	Registered	02/01/2102	Federal-Mogul Chassis LLC
28.	Raybestos Hub Assemblies Domestic & Import Applications BPC-HA1	TX 6-974-677	Registered	2/5/2103	Federal-Mogul Chassis LLC
29.	Raybestos Chassis Parts Catalog 1991*2009 (RC09-LM)	TX 6-938-861	Registered	2/9/2104	Federal-Mogul Chassis LLC
30.	2008 NAPA Strut Mounts Catalogue NCSM08C	TX 7-174-261	Registered	2/16/2104	Federal-Mogul Chassis LLC
31.	NAPA Chassis Parts Catalog NC07-LM-C1991-2007	TX 6-565-481	Registered	3/1/2102	Federal-Mogul Chassis LLC
32.	NAPA Chassis Parts Catalog NC07-LM 1991-2007	TX 6-572-749	Registered	3/1/2102	Federal-Mogul Chassis LLC
33.	2009 NAPA Coil Spring Catalog NCS09	TX 6-963-346	Registered	3/5/2104	Federal-Mogul Chassis LLC
34.	2011 NAPA Alignment Products Catalog NA11	TX 7-360-813	Registered	3/7/2106	Federal-Mogul Chassis LLC
35.	Raybestos Alignment Parts Catalog Coverage Thru 2011 RA-11	TX 7-335-476	Registered	3/7/2106	Federal-Mogul Chassis LLC
36.	2011 NAPA Alignment Products Catalogue NA11C	TX 7-360-815	Registered	3/7/2106	Federal-Mogul Chassis LLC
37.	2009 NAPA Coil Spring Catalogue NCS09C	TX 6-948-897	Registered	3/12/2104	Federal-Mogul Chassis LLC
38.	2009 NAPA Heavy Duty Chassis Parts Catalog CH-MHD-09	TX 6-960-458	Registered	3/12/2104	Federal-Mogul Chassis LLC
39.	2010 NAPA Alignment Products Catalogue NA10C	TX 7-158-912	Registered	3/18/2105	Federal-Mogul Chassis LLC
40.	2012 CARQUEST Alignment Catalog CA2012AL	TX 7-527-266	Registered	3/19/2107	Federal-Mogul Chassis LLC
41.	Raybestos Alignment Parts Catalog RA-12 Coverage Thru 2012	TX 7-507-133	Registered	3/19/2107	Federal-Mogul Chassis LLC
42.	2012 NAPA Alignment Products Catalog NA12	TX 7-502-526	Registered	3/21/2107	Federal-Mogul Chassis LLC
43.	2012 Heavy Duty Chassis Parts Catalogue CH-MHD-12C	TX 7-509-996	Registered	3/21/2107	Federal-Mogul Chassis LLC
44.	2008 NAPA Strut Mounts Catalog NCSM08	TX 6-952-062	Registered	3/23/2104	Federal-Mogul Chassis LLC
45.	1991-2010 Raybestos Alignment Parts Catalog RA-10	TX 7-169-190	Registered	3/24/2105	Federal-Mogul Chassis LLC
46.	1990 & Prior Chassis Parts Catalog Domestic, Impart, Passenger Cars, Light-Duty Trucks & SUVS RC09-VIN	TX 6-953-523	Registered	3/25/2104	Federal-Mogul Chassis LLC
47.	ACDelco 2012 Chassis Parts Alignment Products Catalog 45A- 120-12	TX 7-508-091 f	Registered	1/26/2107	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
48.	1991-2011 Raybestos Chassis Parts Catalog RC11-LM	TX 7-364-037	Registered	3/26/2106	Federal-Mogul Chassis LLC
49.	Chassis Parts Catalog NCQ50VIN 1990 & Prior	TX 6-404-978	Registered	3/30/2101	Federal-Mogul Chassis LLC
50.	2012 NAPA Chassis Applications Catalog 1996-2013 Coverage Supplement / NC12-LM-S March 2012	TX 7-517-366	Registered	3/30/2107	Federal-Mogul Chassis LLC
51.	2011 NAPA Chassis Applications Catalog 1996-2011 Coverage NC11-LM	TX 7-355-290	Registered	4/5/2106	Federal-Mogul Chassis LLC
52.	2011 NAPA Chassis Applications Catalogue 1996-2011 Coverage NC11-LM-C	TX 7-353-775	Registered	4/5/2106	Federal-Mogul Chassis LLC
53.	2012 NAPA Strut Mount Catalogue; NCSM12/December (Supersedes NCSM11C)	TX 7-657-244	Registered	12/27/2107	Federal-Mogul Chassis LLC
54.	McQuay-Norris 1991-2010 Alignment Parts Catalog MNA-10	TX 7-174-591	Registered	4/23/2105	Federal-Mogul Chassis LLC
55.	2012 NAPA Alignment Products Catalogue NA12C	TX 7-522-867	Registered	4/30/2107	Federal-Mogul Chassis LLC
56.	Spicer Chassis Parts Catalog Coverage for Vehicles from 1991 Thru 2007 SC07-LM	TX 6-590-864	Registered	5/1/2102	Federal-Mogul Chassis LLC
57.	ACDelco 2011 Car & Light-Duty Truck Chassis Catalog 45A-100- 11 Volume 2	TX 7-364-645	Registered	5/2/2106	Federal-Mogul Chassis LLC
58.	ACDelco 2011 Chassis Parts Alignment Products Catalog 45A- 120-11	TX 7-373-434	Registered	5/2/2106	Federal-Mogul Chassis LLC
59.	2012 NAPA Chassis Applications Catalogue NC12-LM-CS; 1996- 2012 Coverage Supplement	TX 7-539-207	Registered	5/2/2107	Federal-Mogul Chassis LLC
60.	2009 Heavy Duty Chassis Parts Catalogue CH-MHD-09C	TX 6-970-350	Registered	5/8/2104	Federal-Mogul Chassis LLC
61.	2009 Professional Grade Hub Assemblies Catalog BPC-HA2	TX0006965271	Registered	5/11/2104	Federal-Mogul Chassis LLC
62.	CARQUEST Passenger Cars / Light Duty Trucks 1991 - 2014; CQ2013PCH; Supersedes CQ2012B	TX 7-743-963	Registered	05/16/2108	Federal-Mogul Chassis LLC
63.	2010 NAPA Chassis Applications Catalogue 1996-2010 Coverage NC10-LM-C	TX 7-207-968	Registered	5/17/2105	Federal-Mogul Chassis LLC
64.	2013 McQuay-Narris Chassis Parts Catalog MN13-LM	TX 7-735-673	Registered	05/17/2108	Federal-Mogul Chassis LLC
65.	2013 NAPA Chassis Applications Catalog 1996-2014 Coverage NC13-LM May 2013	TX 7-744-803	Registered	05/22/2108	Federal-Mogul Chassis LLC
66.	Canadian NAPA Chassis Applications Catalogue 1996-				Federal-Mogul Chassis LLC
67.	Coverage; NC13-LM-C Supersedes NC13-LM-C May 2013	TX 7-731-631	Registered	05/22/2108	Federal-Mogul Chassis LLC
68.	Raybestos 1991-2010 Chassis Parts Catalog RC10-LM	TX 7-211-602	Registered	5/24/2105	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
69.	1991-2012 CAR QUEST Chassis Passenger Cars/Ught Duty Trucks CQ2012B; Code PCH	TX 7-549-306	Registered	5/24/2107	Federal-Mogul Chassis LLC
70.	ACDelco 2010 Chassis Parts Alignment Products Catalog 45A- 120-10	TX 7-189-116	Registered	5/26/2105	Federal-Mogul Chassis LLC
71.	2011 Raybestos Hub Assemblies Catalog BPC-HA-11	TX 7-387-194	Registered	5/31/2106	Federal-Mogul Chassis LLC
72.	Spicer CV Boot Catalog SCV06	TX 6-421-643	Registered	6/1/2101	Federal-Mogul Chassis LLC
73.	ACDelco 2007 Chassis Parts Catalog 45A-100-07-GMP - Volume 2 Years 1990 and Earlier	TX 6-596-371	Registered	6/1/2102	Federal-Mogul Chassis LLC
74.	McQuay-Norris Chassis Parts Catalog Passenger Cars/Ught Trucks/SUV’s Coverage for Vehicles from 1991 thru 2007 MN07-LM	TX 6-605-869	Registered	6/1/2102	Federal-Mogul Chassis LLC
75.	McQuay-Norris Chassis Parts Catalog Passenger Cars/Ught Trucks/SUV’s Coverage for Vehicles thru 1990 MN07-EM	TX 6-594-833	Registered	6/1/2102	Federal-Mogul Chassis LLC
76.	Mighty Chassis Parts 2007-1991 Steering System Suspension System	TX 6-605-868	Registered	6/1/2102	Federal-Mogul Chassis LLC
77.	Mighty Chassis Parts 1990 & Earlier Steering System Suspension System	TX 6596-372	Registered	6/1/2102	Federal-Mogul Chassis LLC
78.	Instructions for a Come-Back Free Installation	TX 6B44-296	Registered	6/1/2103	Federal-Mogul Chassis LLC
79.	ACDelco 2010 Car & Light-Duty Truck Chassis Catalog 45A-100- 10 Volume 2 1991-2010	TX 7-231-326	Registered	6/1/2105	Federal-Mogul Chassis LLC
80.	1991-2010 McQuay-Norris Chassis Parts Catalog MN10-LM	TX 7-230-756	Registered	6/1/2105	Federal-Mogul Chassis LLC
81.	2010 NAPA Chassis Applications Catalog 1996-2010 Coverage NC 10-LM	TX 7-231-321	Registered	6/1/2105	Federal-Mogul Chassis LLC
82.	Chassis Parts Catalog NC06-LM1991-2006	TX 6-405-685	Registered	6/5/2101	Federal-Mogul Chassis LLC
83.	2009 Master Reference Guide MRG-09	TX0006985116	Registered	6/15/2104	Federal-Mogul Chassis LLC
84.	2007 Chassis Parts-Coil Springs 45A-110-07-GMP	TX 6-982-460	Registered	6/18/2104	Federal-Mogul Chassis LLC
85.	Spicer the Choice in Chassis SC06-LM	TX 6-409-075	Registered	6/19/2101	Federal-Mogul Chassis LLC
86.	ACDelco 2007 Chassis Parts Catalog 4SA-100-07 - Volume 2 Years 2007-1991	TX 6-606197	Registered	6/19/2102	Federal-Mogul Chassis LLC
87.	ACDelco 2007 Chassis Parts Catalog 45A-100-07-GMP - Volume 2 Years 2007-1991	TX 6596370	Registered	6/19/2102	Federal-Mogul Chassis LLC
88.	ACDelco 2007 Chassis Parts Catalog 45A-100-07 - Volume 1 Years 1990 & Earlier	TX 6606196	Registered	S/19/2102	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
89.	McQuay-Norris CV Boot Catalog MNCV06	TX 6421-642	Registered	5/30/2101	Federal-Mogul Chassis LLC
90.	Spicer the Choice in Chassis SC06-VIN	TX 6-404-998	Registered	i/30/2101	Federal-Mogul Chassis LLC
91.	NAPA Chassis NCS06	TX 6421-465	Registered	i/30/2101	Federal-Mogul Chassis LLC
92.	2009 NAPA Chassis Applications Catalogue 1991-2009 Coverage NC09-LM-C	TX 7-224-517	Registered	7/9/2104	Federal-Mogul Chassis LLC
93.	2009 NAPA Chassis Applications Catalog 1991-2009 Coverage NC09-LM	TX 7-001-580	Registered	7/10/2104	Federal-Mogul Chassis LLC
94.	2010 NAPA Chassis Applications Catalogue 1995 and Prior Coverage NC10-VIN-C	TX 7-225-213	Registered	7/12/2105	Federal-Mogul Chassis LLC
95.	2010 Hub Assemblies Catalog Domestic/lmport Applications BPC-HA-10	TX 7-229-059	Registered	7/12/2105	Federal-Mogul Chassis LLC
96.	2013 NAPA Alignment Products Catalog NA13 Passenger Cars, Light Trucks, SUV (Supersedes NA12)	TX 7-689-952	Registered	03/21/2108	Federal-Mogul Chassis LLC
97.	ACDelco 2009 Car & Light-Duty Truck Chassis Catalog 45A-100- 09-GMP Volume 21991-2009	TX 7-043-067	Registered	7/27/2104	Federal-Mogul Chassis LLC
98.	AC Delco 2012 Car & Light Duty Truck Chassis Catalog; 45A- 100-12-V2; 1991-present; Supersedes 45A-100-11-V2	TX 7-572-957	Registered	7/27/2107	Federal-Mogul Chassis LLC
99.	ACDelco 2009 Car & Ught-Duty Truck Chassis Catalog 45A-100- 09 Volume 11990-Prior	TX 6-990-351	Registered	7/29/2104	Federal-Mogul Chassis LLC
100.	ACDelco 2009 Car & Light-Duty Truck Chassis Catalog 45A-100- 09-GMP Volume 11990-Prior	TX 7-001-489	Registered	7/29/2104	Federal-Mogul Chassis LLC
101.	McQuay-Norris Coil Springs Catalog7riNC506	TX 6-421-677	Registered	7/31/2101	Federal-Mogul Chassis LLC
102.	McQuay-Norris Chassis Parts Catalog MN06	TX 6-421-684	Registered	7/31/2101	Federal-Mogul Chassis LLC
103.	Spicer The Choice in Chassis Coil Springs Catalog SCS06	TX 6-428-347	Registered	08/01/2101 EXPIRED	Federal-Mogul Chassis LLC
104.	McQuay-Norris CV Boot Catalog Import and Domestic Applications MNCV06R	TX 6429-040	Registered	08/01/2101	Federal-Mogul Chassis LLC
105.	ACDelco 2006 Chassis Parts Catalog Car and Light Duty Truck 45A-100-06-GMP	TX 6431-744	Registered	8/1/2101	Federal-Mogul Chassis LLC
106.	Spicer The Choice in Chassis Interchange Listing SIG06	TX 6-501-143	Registered	8/1/2101	Federal-Mogul Chassis LLC
107.	McQuay-Norris Alignment Products Catalog MNA06	TX 6-453-330	Registered	8/1/2101	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
108.	ACDelco 2007 Chassis Parts Competitive Reference & Wholesale Buyers Guide 45A-138/139-07	TX-6/826-082	Registered	8/1/2102	Federal-Mogul Chassis LLC
109.	McQuay-Norris U-Joint Catalog MNUJ07	TX 6-835-588	Registered	B/l/2102	Federal-Mogul Chassis LLC
110.	ACDelco 2009 Car & Light-Duty Truck Chassis Catalog 45A-100- 09 Volume 21991-2009	TX 7-054-722	Registered	B/3/2104	Federal-Mogul Chassis LLC
111.	ACDelco 2006 Chassis Parts Catalog Car and Light Duty Truck 45A-100-06	TX-6-428-584	Registered	3/21/2101	Federal-Mogul Chassis LLC
112.	Mighty Auto Parts 2006 Chassis Parts CHASSIS-06	TX-6-428-269	Registered	3/23/2101	Federal-Mogul Chassis LLC
113.	2010 Carquest Chassis Alignment Reference and Application Guide CQ-10010	TX 7-247-563	Registered	8/25/2105	Federal-Mogul Chassis LLC
114.	2011 McQuay-Norris U-Joint Catalog MNUJ11	TX 7-424-970	Registered	8/26/2106	Federal-Mogul Chassis LLC
115.	2008 ACDelco Chassis Parts Catalog 45A-100-08	TX 6-880-235	Registered	8/29/2103	Federal-Mogul Chassis LLC
116.	2008 ACDelco chassis Parts Catalog 45A-100-08-GMP	TX 6-879-432	Registered	8/29/2103	Federal-Mogul Chassis LLC
117.	2010 NAPA Chassis Applications Catalog 1995 and Prior Coverage NC10-VIN	TX 7-260-299	Registered	8/30/2105	Federal-Mogul Chassis LLC
118.	Spicer the Choice in Chassis Alignment Products Catalog Import and Domestic Weatherly Index 110 SA06	TX 6-454-881	Registered	9/1/2101	Federal-Mogul Chassis LLC
119.	NAPA Chassis Alignment Products Catalog Weatherly Index 110 NA06	TX 6-446-847	Registered	9/1/2101	Federal-Mogul Chassis LLC
120.	Spicer the Choice In Chassis Import and Domestic Buyer’s Guide/Numerical Listing SBG06	TX 6-445-858	Registered	9/1/2101	Federal-Mogul Chassis LLC
121.	McQuay-Norris Buyer’s Guide/Numerlcal Listing MNBG06	TX 6-439-357	Registered	9/1/2101	Federal-Mogul Chassis LLC
122.	ACDelco 2007 Chassis Parts Competitive Reference & Wholesale Buyers Guide 45A-138/139-07-GMP	TX 6-826-079	Registered	9/4/2102	Federal-Mogul Chassis LLC
123.	2008 Napa Alignment Products Catalog NA08	TX 6-883-356	Registered	9/4/2103	Federal-Mogul Chassis LLC
124.	ACDelco 2009 Chassis Parts Competitive Cross-Reference & Wholesale Buyer’s Guide 45A-138-139-09	TX 7-053-482	Registered	9/4/2104	Federal-Mogul Chassis LLC
125.	ACDelco 2009 Chassis Parts Competitive Cross-Reference & Wholesale Buyer’s Guide 45A-13B-139-09-GMP	TX 7-040-752	Registered	9/4/2104	Federal-Mogul Chassis LLC
126.	Raybestos 1991-2009 Alignment Parts Catalog RA-09	TX 7-040-800	Registered	9/4/2104	Federal-Mogul Chassis LLC
127.	McQuay-Norris Interchange Listing MIGOG	TX6-645-882	Registered	9/7/2101	Federal-Mogul Chassis LLC
128.	2008 NAPA Chassis Applications Catalogue 1991-2008 Coverage NC08-LM-C	TX 7-225-497	Registered	!9/9/2103	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
129.	200B NAPA Alignment Products Catalogue NA08C	TX6-B90-575	Registered	9/15/2103	Federal-Mogul Chassis LLC
130.	2008 NAPA Brake Systems Catalogue 1991-2008 Coverage BSP LM-08C	TX 6-887-905	Registered	9/16/2103	Federal-Mogul Chassis LLC
131.	2010 Carquest Chassis Passenger Cars Light Duty Trucks 1991- 2010 CQ-10011	TX 7-283-975	Registered	9/20/2105	Federal-Mogul Chassis LLC
132.	2010 Carquest Chassis Passenger Cars Light Duty Trucks 1990 & Prior CQ-10012	TX0007286770	Registered	9/20/2105	Federal-Mogul Chassis LLC
133.	2012 CARQUE5T Chassis Light Duty Application Guide Catalog HCQ1012R; Code RCH	TX 7-545-941	Registered	05/25/2107	Federal-Mogul Chassis LLC
134.	2010 Carquest Light Duty Chassis Application Guide CQ-10017	TX 7-268-193	Registered	9/30/2105	Federal-Mogul Chassis LLC
135.	2010 Raybestos Stmt Assembly Catalog RSA-10	TX 7-270-184	Registered	10/1/2105	Federal-Mogul Chassis LLC
136.	2008 ACDelco Chassis Parts Competitive Cross Reference & Wholesale Buyer’s Guide 45A-138/139-0SGMP	TX 6-912-672	Registered	10/6/2104	Federal-Mogul Chassis LLC
137.	2009 NAPA Alignment Products Catalog NA09	TX 7-066-738	Registered	10/6/2104	Federal-Mogul Chassis LLC
138.	2009 NAPA Alignment Products Catalogue NA09C	TX 7-045-872	Registered	10/9/2104	Federal-Mogul Chassis LLC
139.	2008 NAPA Chassis Applications Catalog 1991-2008 Coverage NC08-LM	TX 6-897-617	Registered	10/17/2103	Federal-Mogul Chassis LLC
140.	1991-2010 Stmt Mount Catalog RSM-10	TX 7-168-666	Registered	10/19/2104	Federal-Mogul Chassis LLC
141.	ACDelco 2009 Chassis Parts Alignment Products Catalog 45A- 120-09.1 GMP	TX 7-132-848	Registered	10/20/2104	Federal-Mogul Chassis LLC
142.	2011 NAPA Stmt Mount Catalogue NCSM11C	TX 7-442-189	Registered	10/27/2106	Federal-Mogul Chassis LLC
143.	2009 ACDelco Chassis Parts-Alignment Products Catalog 45A- 120-09-GMP	TX 6-895-402	Registered	10/29/2103	Federal-Mogul Chassis LLC
144.	2008 ACDelco Chassis Parts Competitive Cross Reference & Wholesale Buyer’s Guide 45A-138/139-08	TX 6-889-783	Registered	10/31/2103	Federal-Mogul Chassis LLC
145.	NAPA Chassis Strut Precision Engineered Mounts NCSM06	TX 6-468-966	Registered	11/01/2101	Federal-Mogul Chassis LLC
146.	ACDelco 2006 Chassis Parts Competitive Cross Reference and Wholesale Buyer’s Guide 4SA-138/139-06	TX 6-466-463	Registered	11/1/2101	Federal-Mogul Chassis LLC
147.	ACDelco 2006 Chassis Parts Competitive Cross Reference and Wholesale Buyer’s Guide 14A-138/139-06-GMP	TX 6-468-119	Registered	11/1/2101	Federal-Mogul Chassis LLC

	Title	Registration No.	Status	Expiration Date	Owner
148.	ACDelco 2006 Chassis Parts Catalog Alignment Products 45A- 120-06	TX 6-480-041	Registered	11/1/2101	Federal-Mogul Chassis LLC
149.	ACDelco 2006 Chassis Parts Catalog Alignment Products 45A- 120-06-GMP	TX 6-480-057	Registered	11/1/2101	Federal-Mogul Chassis LLC
150.	Raybestos 1991-2012 Stmt Mount Catalog RSM-12	TX 7-463-125	Registered	11/4/2106	Federal-Mogul Chassis LLC
151.	2009 ACDelco Chassis Parts Alignment Products Catalog 45A- 120-09	TX 6-912-777	Registered	11/12/2103	Federal-Mogul Chassis LLC
152.	NAPA Alignment Products Catalog NA07	TX 6-903-205	Registered	11/13/2102	Federal-Mogul Chassis LLC
153.	NAPA Coil Springs Catalog NCS07	TX 6-909-715	Registered	11/16/2102	Federal-Mogul Chassis LLC
154.	2011 Raybestos Stmt Assembly Catalog RSA-11	TX 7-457-024	Registered	11/17/2106	Federal-Mogul Chassis LLC
155.	TECUT CO. BULLETIN NO. 2	A731.585	Registered	11/18/2039	Federal-Mogul Chassis LLC
156.	Import Idle/Shut-Off Solenoids (Emission Controls)	TX 594-756	Registered	11/18/2055	Federal-Mogul Chassis LLC
157.	Spicer Coil Springs Catalog SCS07	TX 6-909-580	Registered	11/19/2102	Federal-Mogul Chassis LLC
158.	McQuay-Norris Coil Springs Catalog MNCS07	TX 6-908-199	Registered	11/19/2102	Federal-Mogul Chassis LLC
159.	2009 ACDelco Coil Springs Catalog 45A-110-09	TX 7-099-247	Registered	11/23/2104	Federal-Mogul Chassis LLC
160.	2009 ACDelco Coil Springs Catalog 45A-110-09 GMP	TX 7-098-537	Registered	11/23/2104	Federal-Mogul Chassis LLC
161.	2012 NAPA Control Arm Catalogue NCCA12C	TX 7-522-668	Registered	04/27/2107	Federal-Mogul Chassis LLC
162.	1991-2012 Raybestos Control Arm Parts Catalog RCA12	TX 7-463-468	Registered	11/28/2106	Federal-Mogul Chassis LLC
163.	Spicer The Choice in Chassis Strut Mount Catalog SSM07	TX 6-482-356	Registered	11/30/2101	Federal-Mogul Chassis LLC
164.	McQuay-Norris Stmt Mount Catalog MNSM07	TX 6-480-056	Registered	11/30/2101	Federal-Mogul Chassis LLC
165.	Spicer The Choice In Chassis Heavy Duty Chassis Parts Catalog SHD-CH07	TX 6-492-516	Registered	12/01/2101	Federal-Mogul Chassis LLC
166.	NAPA Heavy Duty Chassis Parts Catalog CH-MHD-06	TX 6-495-595	Registered	12/01/2101	Federal-Mogul Chassis LLC
167.	2007 Chassis Parts-Coil Springs 45A-110-07	TX 6-919-974	Registered	12/3/2104	Federal-Mogul Chassis LLC
168.	2010 NAPA Stmt Mount Catalogue NCSM10C	TX 7-294-482	Registered	12/6/2105	Federal-Mogul Chassis LLC
169.	Spicer Alignment Products Catalog 5A07	TX 6-928-243	Registered	12/7/2103	Federal-Mogul Chassis LLC
170.	2009 NAPA Stmt Mount Catalogue NCSM09C	TX 7-120-627	Registered	12/9/2104	Federal-Mogul Chassis LLC
171.	2009 NAPA 5tmt Mount Catalog NCSM09	TX 7-118-182	Registered	12/11/2104	Federal-Mogul Chassis LLC
172.	NAPA Chassis Stmt Mounts NCSM07	TX 6-960-568	Registered	12/18/2102	Federal-Mogul Chassis LLC
173.	Raybestos 2010 Coil Spring Catalog RCS-10	TX 7-307-252	Registered	12/20/2105	Federal-Mogul Chassis LLC
174.	2010 McQuay-Norris Coil Spring Catalog MNCS10	TX 7-316-716	Registered	12/28/2105	Federal-Mogul Chassis LLC
175.	2013 Heavy Duty Chassis Parts	TX7-823-881	Registered	12/21/2108	Federal-Mogul Chassis LLC

Federal-Mogul World Wide, Inc. - U.S. Copyrights

Copyright Title		Registration Number	Registration Date	Owner
1.	C-Com.	TX0005280634	3/30/2000	Federal-Mogul World Wide, Inc.

Schedule 3.07

DEPOSIT ACCOUNTS

Bank Name	Account number	Grantor	Currency	ZBA	Comments	Notes
Suntrust Bank	1000073002338	Beck Arnley Holdings LLC	USD	Stand Alone	Payroll Account	Excluded Deposit Account

Suntrust Bank	1000073002312	Beck Arnley Holdings LLC	USD	Stand Alone	Operating Account	To be controlled

Citibank	31028225	Federal Mogul Filtration LLC	USD	Stand Alone	Receipts/Collections	To be controlled

Citibank	30956601	Federal Mogul LLC	USD	Stand Alone	Revolving Administrative Agent/Tranche B and Tranche C Administrative Agents	To be controlled

Fifth Third Bank	7914640821	Federal Mogul Motorparts Corporation	USD	7914640359	Motorparts Disbursement Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7914640359	Federal Mogul Motorparts Corporation	USD	7913715160	Motorparts Concentration Receipt/Disbursement Acct	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7913715160

Fifth Third Bank	7914640458	Federal Mogul Motorparts Corporation	USD	7914640359	Motorparts Receipts/Collections	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7914339580	Federal Mogul Motorparts Corporation	USD	7914640359	Export (Sunrise) Customer Receipts/Collections	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7914640268	Federal Mogul Motorparts Corporation	USD	7914640359	Supply Chain Financing Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7914640953	Federal Mogul Motorparts Corporation	USD	Stand Alone	Motorparts Concur - Disbursement Account	To be controlled

Fifth Third Bank	7914640789	Federal-Mogul Filtration LLC	USD	Stand Alone	Federal Mogul Filtration Disbursement/Receipts	To be controlled

Fifth Third Bank	7915874411	Federal Mogul Motorparts Corporation	USD	7914640359	Motorparts Collection Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7914640300	Federal Mogul Motorparts Corporation	USD	7914640359	Motorparts Collection Account NAPD	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7914640722	Beck Arnley Holdings LLC	USD	Stand Alone	Motorparts Collection/Disbursement Account	To be controlled

Fifth Third Bank	7481874266	Federal Mogul Motorparts Corporation	USD	7914640359	Motorparts Disbursement Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7914640359

Fifth Third Bank	7481298664	Federal Mogul LLC	USD	7913715160	Powertrain Disbursement Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7913715160

Fifth Third Bank	7481298631	Federal Mogul LLC	USD	7913715160	Powertrain Disbursement Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7913715160

Fifth Third Bank	7913715160	Federal Mogul LLC	USD	Stand Alone	Powertrain Concentration Receipt/Disbursement Acct	To be controlled

Fifth Third Bank	7914339648	Federal Mogul LLC	USD	7913715160	OEM Collection Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7913715160

Fifth Third Bank	7481874381	Federal-Mogul Valve Train International LLC	USD	7913715160	Powertrain Disbursement Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7913715160

Fifth Third Bank	7481874324	Federal-Mogul Valve Train International LLC	USD	7913715160	Powertrain Disbursement Account	To be controlled Funds in this account are swept at the end of every day into 5/3rd Acct #7913715160

Fifth Third Bank	7914339523	Federal Mogul LLC	USD	7913715160	Non Trade Depository Collection Account	To be controlled

Fifth Third Bank	7914339705	Federal Mogul LLC	USD	7913715160	Retiree Payments	Excluded Deposit Account

Fifth Third Bank	7481048093	Federal Mogul LLC	USD	7913715160	Payroll	Excluded Deposit Account

Fifth Third Bank	7913715343	Federal Mogul LLC	USD	Stand Alone	US Asbestos Trust Reimbursement Account	To be controlled

Fifth Third Bank	7914640482	Federal Mogul LLC	USD	Stand Alone	Powertrain Concur - Disbursement Account	To be controlled

Wells Fargo Bank	7774011097	Federal Mogul LLC	EUR	Stand Alone	EUR FX Account	To be controlled

Wells Fargo Bank	7770010457	Federal Mogul LLC	GBP	Stand Alone	GBP FX Account	To be controlled

Wells Fargo Bank	7775037455	Federal Mogul LLC	JPY	Stand Alone	JPY FX Account	To be controlled

Wells Fargo Bank	4123512428	Federal Mogul LLC	USD	Stand Alone	USD Fee Account	To be controlled

Bank of America	483009747402	Federal Mogul LLC	USD	Stand Alone	Investment Account	To be controlled

Deutsche Bank	IT44F03104016004601752DCCEUR	Federal Mogul LLC	EUR	Stand Alone	Italy Tax Credits	Excluded Deposit Account

Schedule 3.09

COMMERCIAL TORT CLAIMS

Federal-Mogul Motorparts Corporation v. General Parts Company and UAP Inc. Claim brought by Federal-Mogul Motorparts against its customer NAPA due to breaches of NAPA’s obligations under the current supply agreement between Motorparts and NAPA. The supply agreement remains in effect. An informal mediation is scheduled for April 22, 2017 (a prior formal mediation was not successful) and the case is otherwise early in the process, with discovery ongoing. Claim is upwards of $18MM.

Federal-Mogul Motorparts Corporation v. Lang Distributing. Claim brought by Federal-Mogul Motorparts against its customer Lang Distributing for amounts owed by Lang. Claim amount is de minimus (approximately $125,000).

Schedule 4.01

CERTAIN CERTIFICATED SECURITIES

As set forth below, the provisions of Section 4.01 shall not apply to the Capital Stock of the following Foreign Subsidiaries:

Grantor	Issuer	Permitted Deviation from Section 4.01
Federal-Mogul World Wide, Inc.	Federal-Mogul Distribution de Mexico S. de R.L. de C.V. (Mexico)	The Grantor owns 4.41% of the Issuer. So long as the Grantor owns less than 5% of the equity of the Issuer, the Grantor shall not be required to deliver certificates for the Issuer.

Federal-Mogul World Wide, Inc.	Servicios de Componentes Automotrices, S.A. de C.V. (Mexico)	The Grantor owns 3.73% of the Issuer. So long as the Grantor owns less than 5% of the equity of the Issuer, the Grantor shall not be required to deliver certificates for the Issuer.

Federal-Mogul Products, Inc.	Productos de Frenos Automotrices de Calidad S.A. de C.V.	The Issuer, acquired through an acquisition, is dormant, but the Grantor has never had sufficient paperwork to liquidate the Issuer. The Grantor shall not be required to deliver certificates for this Issuer so long as such Issuer remains dormant.

Federal-Mogul Valve Train International LLC	Forjas Maquinas S. de R.L. C.V. (Mexico)	The Grantor owns 0.01% of the Issuer. So long as the Grantor owns less than 5% of the equity of the Issuer, the Grantor shall not be required to deliver certificates for the Issuer.

Exhibit A to

Collateral Agreement

ASSUMPTION AGREEMENT, dated as of             , 20    , made by                      (the “Additional Grantor”), in favor of Citibank, N.A. (the “Collateral Trustee”), not individually but solely as Collateral Trustee under the Collateral Agreement, dated as of March 30, 2017 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Federal-Mogul LLC, a Delaware corporation (“Company”), the Subsidiaries of Company parties thereto and the Collateral Trustee.

W I T N E S S E T H :

WHEREAS, Company and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Collateral Agreement in favor of the Collateral Trustee for the benefit of the PP&E Indenture Secured Parties;

WHEREAS, the Additional Grantor desires to become a party to the Collateral Agreement as a Grantor thereunder; and

WHEREAS, terms defined in the Collateral Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, IT IS AGREED:

1. Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.11 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Exhibit B to

Collateral Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of             , 20     among                      (the “Lien Grantor”), ***NAME OF LIEN GRANTEE***, as Collateral Trustee (the “Secured Party”), and              (the “Bank”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in [the State of New York]. Terms defined in the UCC have the same meanings when used herein.

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the Bank’s customer (as defined in Section 4-104(1)(e) of the UCC) with respect to the Account (as defined below);

WHEREAS, pursuant to a Collateral Agreement dated as of March 30, 2017 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Lien Grantor has granted to the Secured Party a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Lien Grantor in, to and under the Account; and

WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account and any and all funds or deposits from time to time held therein or credited thereto, whether now owned or existing or hereafter acquired or arising;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Establishment of Account. The Bank confirms that:

(i)    the Bank has established account number [identify account number] in the name of “[name of Lien Grantor]” (such account and any successor account, the “Account”);

(ii)    the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC; and

(iii)    the Bank is a “bank” (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.

Section 2. Instructions. The Lien Grantor, the Secured Party and the Bank agree that the Bank will comply with (i) any instruction originated by the Secured Party directing disposition of funds in the Account and (ii) any other instruction from the Secured Party in respect of the Account, in each case without further consent by the Lien Grantor or any other person.

Section 3. Waiver of Lien; Waiver of Set-off. The Bank waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto. No amounts credited to the Account will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party [(except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds)].

Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of [the State of New York]. [The State of New York] shall be deemed to be the bank’s jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Bank and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Bank and the Lien Grantor with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of [the jurisdiction specified in Section 4], such Existing Other Agreement is hereby amended to specify that it is governed by the laws of [the jurisdiction specified in Section 4].

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Bank does not know of any claim to, or interest in, the Account or any or all funds or deposits held therein or credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account or any or all funds or deposits held therein or credited thereto, the Bank will promptly notify the Secured Party and the Lien Grantor thereof.

Section 8. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Bank to honor instructions originated by the Secured Party as agreed in Section 2 hereof, the Bank agrees to maintain the Account as follows:

(i)    Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Bank has not received a Notice of Exclusive Control (as defined below), the Bank may comply with instructions originated by the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all funds or deposits held therein or credited thereto. After the Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Bank will cease complying with instructions originated by the Lien Grantor or any of its agents.

(ii)    Statements. The Bank will promptly send copies of all statements and other correspondence concerning the Account simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

(iii)    Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any funds or deposits held therein or credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 9. Representations, Warranties and Covenants of the Bank. The Bank makes the following representations, warranties and covenants:

(i)    The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Bank will not change the name or account number of the Account without the prior written consent of the Secured Party.

(ii)    Neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC)

(iii)    This Agreement is a valid and binding agreement of the Bank enforceable in accordance with its terms.

(iv)    The Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any funds or deposits held therein or credited thereto pursuant to which it has agreed, or will agree, to comply with instructions of such person. The Bank has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions originated by the Secured Party as agreed in Section 2 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Bank:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Bank hereunder shall continue in effect until the Secured Party has notified the Bank in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

***NAME OF LIEN GRANTEE***, as Collateral Trustee

By:
Name:
Title:

[NAME OF BANK]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Bank]

Attention:

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of             ,          among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account number                      (the “Account”) and all funds and deposits from time to time held therein or credited thereto. You are instructed not to accept any directions or instructions with respect to the Account or the funds or deposits held therein or credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

***NAME OF LIEN GRANTEE***, as Collateral Trustee

By:
Name:
Title:

cc: [name of Lien Grantor]

Exhibit C to

Collateral Agreement

PERFECTION CERTIFICATE

                    , 2017

With reference to the (x) Collateral Agreement dated as of the date hereof among FEDERAL-MOGUL LLC (“Company”), CITIBANK, N.A., as collateral trustee under the Collateral Trustee Agreement (in such capacity, the “Collateral Trustee”) and the Subsidiaries of Company (together with Company, collectively the “Grantors” and, individually a “Grantor”) (the “Collateral Agreement”), and (y) the Collateral Trust Agreement (as defined in the Collateral Agreement) (capitalized terms used but not defined herein shall have the meaning assigned to such term in the Collateral Agreement), each Grantor hereby certifies as follows:

Section 1.    Legal Names, Organizations and Jurisdictions of Organization. (a) Set forth on Schedule 1(a) is the exact legal name, the type of organization and the jurisdiction of organization or formation, as applicable, of each Grantor.

(b)    Except as set forth on Schedule 1(b), no Grantor has, within the past five years, changed its legal name, jurisdiction of organization or its corporate structure in any way (e.g., by merger or consolidation with any other Person or acquired all or substantially all of the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) another Person (other than any other Grantor)).

(c)    Set forth on Schedule 1(c) is each trade name or assumed name used by any Grantor during the past five years or by which any Grantor has been known or has transacted any business during the past five years.

Section 2.    Organizational and Federal Taxpayer Identification Numbers. Set forth on Schedule 2 is (i) the jurisdiction of organization and the form of organization of each Grantor, (ii) the organizational identification number, if any, assigned by such jurisdiction, (iii) the address (including street address, city, county and state) of the chief executive office of such Grantor or the registered office of such Grantor, if applicable, at any time in the past five years and (iv) the U.S. federal taxpayer identification number of each Grantor.

Section 3.    Acquisitions of Capital Stock or Assets. Except as set forth on Schedule 3, no Grantor has acquired any Capital Stock of another entity or substantially all the assets of another entity within the past five years.

Section 4.    UCC Filings; Authorization to File Financing Statements. (a) Financing statements have been prepared for filing by counsel to the Collateral Trustee in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located. Set forth on Schedule 4 is a true and correct list of each such filing and the Uniform Commercial Code filing office in which such filing is to be made.

(b)    Each Grantor, to the extent permitted by applicable law, hereby authorizes the Collateral Trustee to file financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Collateral Trustee may determine, in its reasonable discretion, are necessary or advisable to perfect the security interest granted or to be granted to the Collateral Trustee for the benefit of the PP&E Indenture Secured Parties. Such financing statements may describe the collateral in the same manner as described in the agreement granting a security interest or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Trustee may determine, in its reasonable discretion, is necessary or advisable to ensure the perfection of the security interest in the collateral granted or to be granted to the Collateral Trustee for the benefit of the PP&E Indenture Secured Parties, including, without limitation, describing such property as “all assets” or “all personal property.”

Section 5.    Real Property. (a) Set forth on Schedule 5(a) is a true and correct list of (i) all real property owned, leased or otherwise held by each Grantor as of the Issue Date (including fixtures) having a value, in the reasonable opinion of Company, of $5,000,000 or greater to be encumbered by a Mortgage and fixture filing, which real property includes all real property owned by each Grantor as of the Issue Date, (iii) the common names, addresses and uses of each Mortgaged Property (stating improvements located thereon), (iv) the county or other jurisdiction in which a Mortgage and, if applicable, a fixture filing on each Mortgage is to be recorded and/or filed and (v) any other information relating thereto required by Schedule 5(a).

(b)    Except as described in Schedule 5(b), (i) no Grantor has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property listed in Schedule 5(a) and (ii) no Grantor has any leases which require the approval, consent, exemption, authorization, or other action by, or notice to, or filing with any federal, state, local, supranational or foreign court or governmental agency, authority, instrumentality or regulatory body, or any other Person for the transactions contemplated by the Indenture.

Section 6.    Tangible Personal Property. Set forth on Schedule 6 are all the locations where any Grantor currently maintains or has maintained within the past five years any of its tangible personal property (including goods, inventory and equipment), including property in the possession of a third party (e.g., warehouseman or other bailee) to the extent not provided pursuant to Section 5 above.

Section 7.    Investment-Related Property. Set forth on Schedule 7 is a true and correct list, for each Grantor, of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Capital Stock of Company or any Subsidiary or (to the extent such Capital Stock is certificated) of any other Person owned, beneficially or of record, by such Grantor, specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Capital Stock and setting forth the percentage of such Capital Stock pledged under the Security Documents.

Section 8.    Debt Instruments. Set forth on Schedule 8 is a true and correct list, for each Grantor, of all promissory notes and other instruments held by such Grantor that are required to be pledged under the Security Documents, including all intercompany notes between or among Company and the Subsidiaries, and to the extent applicable, specifying the creditor and debtor thereunder and the outstanding principal amount thereof.

Section 9.    Intellectual Property. (a) Set forth on Schedule 9(a) is a true and correct list, for each Grantor, of all Patents and Patent applications owned by such Grantor (except, for the avoidance of doubt, as otherwise indicated on Schedule 9(a)), including the name of the owner, title, registration or application number of any registrations or applications.

(b)    Set forth on Schedule 9(b) is a true and correct list, for each Grantor, of all Trademark and service mark registrations and applications owned by such Grantor (other than intent-to-use Trademark and service mark applications), including the name of the registered owner and the registration or application number of any registrations and applications.

(c)    Set forth on Schedule 9(c) is a true and correct list, for each Grantor, of all Copyright registrations and applications owned by such Grantor, including the name of the registered owner, title and the registration number of any Copyright registrations.

(d)    Set forth on Schedule 9(d) is a true and correct list, for each Grantor, of all exclusive Copyright Licenses under which such Grantor is a licensee, including the name and address of the licensor under such exclusive Copyright License and the name of the registered owner, title and the registration or serial number of any copyright registration to which such exclusive Copyright License relates.

Section 10.     Commercial Tort Claims. Set forth on Schedule 10 is a true and correct list of Commercial Tort Claims held by any Grantor, including a brief description thereof.

Section 11.    Letter of Credit Rights. Set forth on Schedule 11 is a true and correct list of all letters of credit issued in favor of any Grantor, as beneficiary thereunder.

Section 12.    Securities Accounts. Set forth on Schedule 12 is a true and correct list of all securities accounts in which any Grantor maintains securities or other similar assets.

Section 13.    Deposit Accounts. Set forth below on Schedule 13 is a true and correct list of all deposit accounts of each Grantor.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Perfection Certificate to be executed as of the date first written above by its officer thereunto duly authorized.

FEDERAL-MOGUL LLC

By:
Name:
Title:

FEDERAL-MOGUL FINANCING CORPORATION

By:
Name:
Title:

CARTER AUTOMOTIVE COMPANY, INC.

By:
Name:
Title:

FEDERAL-MOGUL IGNITION COMPANY

By:
Name:
Title:

FEDERAL-MOGUL PISTON RINGS, LLC

By:
Name:
Title:

[Signature Page to Perfection Certificate]

FEDERAL-MOGUL POWERTRAIN LLC

By:
Name:
Title:

FEDERAL-MOGUL POWERTRAIN IP LLC

By:
Name:
Title:

FEDERAL-MOGUL PRODUCTS, INC.

By:
Name:
Title:

FEDERAL-MOGUL MOTORPARTS CORPORATION

By:
Name:
Title:

FEDERAL-MOGUL WORLD WIDE, INC.

By:
Name:
Title:

FELT PRODUCTS MFG. CO. LLC

By:
Name:
Title:

[Signature Page to Perfection Certificate]

MUZZY-LYON AUTO PARTS, INC.

By:
Name:
Title:

FEDERAL-MOGUL CHASSIS LLC

By:
Name:
Title:

F-M MOTORPARTS TSC, INC.

By:
Name:
Title:

F-M TSC REAL ESTATE HOLDINGS LLC

By:
Name:
Title:

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By:
Name:
Title:

FEDERAL-MOGUL SEVIERVILLE, LLC

By:
Name:
Title:

[Signature Page to Perfection Certificate]

BECK ARNLEY HOLDINGS LLC

By:
Name:
Title:

FEDERAL-MOGUL FILTRATION LLC

By:
Name:
Title:

[Signature Page to Perfection Certificate]

SCHEDULE 1(a)

Legal Names, Organizations and Jurisdictions of Organization

Grantor’s Legal Name	Type of Organization	Jurisdiction of Organization/ Formation
1.
2.
3.

SCHEDULE 1(b)

Changes to Legal Name, Jurisdiction or Organization

Grantor	Corporate Name of Predecessor Entity	Description of Change (and date)	Jurisdiction of Organization/ Formation
1.
2.
3.

SCHEDULE 1(c)

Trade Names

Grantor	Trade Name

SCHEDULE 2

Organizational and Federal Taxpayer Identification Numbers

Grantor	Jurisdiction of Organization (and form)	Organizational Identification Number	Address of Chief Executive Office	Federal Taxpayer Identification Number
1.	SEE SCHEDULE 1
2.
3.
4.

SCHEDULE 3

Acquisitions of Capital Stock or Assets

Acquired Business	Acquiring Grantor	Acquisition Date	Operations & Locations(s)

SCHEDULE 4

UCC Filings

Grantor	UCC Filing Office / County Recorder’s Office
1.
2.
3.

SCHEDULE 5(a)

Real Property

I.	Owned Real Property

Entity of Record	Common Name and Address	County or Other Recording/Filing Office (if subject to Mortgage)	Purpose/Use	Improvements Located on Real Property	Approximate Square Footage (for non-landfill properties)	To be Encumbered by Mortgage and Fixture Filing	Option to Purchase/ Right of First Refusal

II.	Real Property Leased or Otherwise Held by a Grantor

Owner/Landlord of Record	Lessee/Grantor	Common Name and Address	To Be Encumbered by Mortgage or Fixture Filing	County or Other Recording/Filing Office (if subject to Mortgage)	Purpose/Use	Improvements Located on Property	Approximate Square Footage (for non-landfill properties if subject to mortgage) (1)

Operating Leases/Agreements

Owner/Landlord of Record	Lessee/Grantor	Common Name and Address	To Be Encumbered by Mortgage or Fixture Filing	County or Other Recording/Filing Office (if subject to Mortgage)	Purpose/Use	Improvements Located on Property	Approximate Square Footage (for non-landfill properties if subject to mortgage) (1)

(1)

Square footage estimates represent amounts provided for property and casualty insurance coverage purposes and do not represent net usable area. Furthermore, Grantors make no representations or warranties whatsoever as to the actual square footage of any improvements.

8

SCHEDULE 5(b)

I. Landlord’s / Grantor’s Consent Required

II Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Grantor holds Landlord’s / Grantor’s Interest

SCHEDULE 6

Tangible Personal Property

(to the extent not listed in Schedule 5(a) above)

SCHEDULE 7

Stock Ownership and Other Capital Stock

Grantor	Issuer and Type of Organization	Certificate Number (if certificated)	Number of Capital Stock	Percentage of Ownership	Percentage Pledged

SCHEDULE 8

Debt Instruments

Grantor	Type and Description of Debt Instrument (including date)	Original Principal Amount	Maturity Date

SCHEDULE 9

Intellectual Property

Schedule 9(a): Patents

Schedule 9(b): Trademarks

Schedule 9(c): Copyrights

Schedule 9(d): Copyright Licenses

SCHEDULE 10

Commercial Tort Claims

Grantor	Amount of Commercial Tort Claim	Description

SCHEDULE 11

Letter of Credit Rights

SCHEDULE 12

Securities Accounts

SCHEDULE 13

Deposit Accounts

Grantor	Depository Institution & Address	Account Number	Type of Account	Account Name

17

Exhibit D-1 to

Collateral Agreement

LIST OF MATERIAL GOVERNMENT CONTRACTS

Contract Number	Name of Government Entity Purchaser	Type of Products Sold	Agreement Start Date/ End Date	Commitment to Purchase (Y/N)

18

Exhibit D-2 to

Collateral Agreement

ASSIGNMENT OF GOVERNMENT CONTRACTS

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto CITIBANK, N.A., as Collateral Trustee, all monies due or to become due under the contracts identified in Exhibit D-1 hereto, on this [    ] day of [                    ], 200[    ].

FEDERAL-MOGUL LLC

By:
Name:
Title:

19

Exhibit D-3 to

Collateral Agreement

NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACTS

TO:	[Name of Government Entity]

This has reference to Contract No.          dated                     , entered into between FEDERAL-MOGUL LLC, 26555 Northwestern Highway, Southfield, MI 48033 (the “Contractor”), and                      [governmental agency, name of office, and address], for                                                              [describe nature of the contract].

Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. 6305.

A true copy of the instrument of assignment executed by the Contractor on                                 is attached to the original notice.

Payments due or to become due under this contract should be made to the undersigned assignee.

Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

CITIBANK, N.A., as Collateral Trustee

By:
Name:
Title:

.

ACKNOWLEDGMENT

Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at                      (a.m.) (p.m.) on                     ,         .

[signature and title]

On Behalf of

[name of addressee of this notice]